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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
Great Lakes REIT
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☐ No fee required.
☒ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies: Common shares of beneficial interest, $0.01 per share par value, of Great Lakes REIT
(2)	Aggregate number of securities to which transaction applies:
    16,047,496 common shares (including 40,199 common shares issuable upon the redemption of certain limited partnership units of Great Lakes REIT, L.P. in connection with the transaction) and 1,406,998 options to purchase common shares

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
$15.60*

*	Assumes that the sales of Great Lakes REIT's University Office Plaza and 3550 Salt Creek Lane properties as described herein have been consummated and that the net proceeds of such sales will increase the merger consideration to an estimated $15.60 per common share of beneficial interest.

(4) Proposed maximum aggregate value of transaction: $250,840,427**

**	For purposes of calculating the filing fee only, the transaction valuation was based upon the sum of (i) the product of 16,047,496 common shares (including 40,199 common shares issuable upon the redemption of certain limited partnership units of Great Lakes REIT, L.P. in connection with the transaction) at a price of $15.60 per share and (ii) the cash-out or exchange of 1,406,998 common shares covered by options to purchase common shares, at an aggregate cost of $499,489. The amount of the filing fee, calculated in accordance with Section 14(g) of the Securities Exchange Act of 1934, equals $126.70 per million of the amount calculated pursuant to the preceding sentence.

(5) Total fee paid: $31,782
☒	Fee paid previously with preliminary materials.
☒
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1) Amount Previously Paid: $31,800
(2) Form, Schedule or Registration Statement No.: Preliminary Schedule 14A File No. 001-14307
(3) Filing Party: Great Lakes REIT
(4) Date Filed: February 12, 2004

Great Lakes REIT
823 Commerce Drive
Suite 300
Oak Brook, Illinois 60523

March 15, 2004

Dear Fellow Shareholders:

        You are cordially invited to attend a special meeting of shareholders of Great Lakes REIT, a Maryland real estate investment trust, which will be held at 823 Commerce Drive, Oak Brook, Illinois 60523, on April 22, 2004 at 9:00 a.m., local time.

        At the special meeting, we will ask you to consider and approve the merger of Great Lakes REIT with and into Transwestern Superior Acquisition, L.L.C. and the other transactions contemplated by the Agreement and Plan of Merger that Great Lakes REIT and its operating partnership, Great Lakes REIT, L.P., entered into with Aslan Realty Partners II, L.P. and Transwestern Superior Acquisition, L.L.C., each of which is an affiliate of Transwestern Investment Company, L.L.C. In the merger, each holder of common shares of beneficial interest of Great Lakes REIT will be entitled to receive no less than $15.44 per share in cash, without interest.

        Our board of trustees evaluated the merger and the other transactions contemplated by the merger agreement, and unanimously determined that the terms of the merger and the other transactions contemplated by the merger agreement are advisable, fair to and in the best interests of Great Lakes REIT and our shareholders and unanimously recommends that our shareholders vote "FOR" the proposal to approve the merger of Great Lakes REIT with and into Transwestern Superior Acquisition, L.L.C. and the other transactions contemplated by the merger agreement.

        The merger proposal must be approved by holders of at least a majority of our outstanding common shares. If the merger proposal is so approved, the closing of the merger is to occur no later than the third business day after the closing conditions in the merger agreement are satisfied or waived by us and the other parties to the merger agreement.

        The accompanying notice of special meeting of shareholders and proxy statement explain the merger transaction and provide specific information concerning the special meeting. Please give all of this information your careful attention. Your vote on these matters is very important. Whether or not you plan to attend the special meeting, please sign, date and return as soon as possible the enclosed proxy card in the postage-paid envelope provided. Properly returning a signed proxy card, or giving proxy authorization by telephone or over the Internet, will not prevent you from voting your shares in person if you subsequently choose to attend the special meeting. If you fail to return your signed proxy card or to vote in person, or fail to instruct your broker on how to vote, it will have the same effect as a vote against the merger proposal.

        Some of our officers and trustees have interests and arrangements that may be different from, or in addition to, your interests as shareholders in Great Lakes REIT. These interests are summarized under the heading "Interests of Trustees and Officers in the Merger" on page 38 of the enclosed proxy statement.

Sincerely,

Richard A. May Chairman of the Board and Chief Executive Officer

        These transactions have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission. Neither the Securities and Exchange Commission nor any state securities commission has passed upon the fairness or merits of the transactions or upon the accuracy or adequacy of the information contained in this document. Any representation to the contrary is a criminal offense.

        The accompanying notice of special meeting and proxy statement was first mailed to shareholders on or about March 17, 2004.

Great Lakes REIT
823 Commerce Drive
Suite 300
Oak Brook, Illinois 60523

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held: April 22, 2004

To our Shareholders:

        NOTICE IS HEREBY GIVEN that a special meeting of Great Lakes REIT shareholders will be held at 823 Commerce Drive, Oak Brook, Illinois 60523, on April 22, at 9:00 a.m., local time. At the special meeting, shareholders will act to consider and vote upon a proposal to approve the merger of Great Lakes REIT with and into Transwestern Superior Acquisition, L.L.C. and the other transactions contemplated by the Agreement and Plan of Merger, dated as of January 21, 2004, by and among Great Lakes REIT, Great Lakes REIT, L.P., Aslan Realty Partners II, L.P. and Transwestern Superior Acquisition, L.L.C., all in the manner described in the accompanying proxy statement.

        All holders of record of common shares of beneficial interest at the close of business on March 15, 2004 are entitled to notice of, and to vote at, the special meeting or any postponements or adjournments of the special meeting. We hope all shareholders will attend the special meeting in person. To ensure your representation at the special meeting, whether or not you plan to attend the special meeting in person, we urge you to complete, date and sign the enclosed proxy and return it in the enclosed postage-prepaid envelope provided for that purpose. By returning your proxy promptly, you can help us avoid the expense of further proxy solicitations. To make it easier for you to vote, we also offer telephone and Internet proxy authorization, as indicated on the enclosed proxy. Prior to being voted, your proxy may be withdrawn in the manner specified in the enclosed proxy. If you attend the special meeting, you may vote in person even if you have already properly returned a proxy or given a proxy authorization by telephone or over the Internet.

        Our board of trustees has unanimously approved the terms of the merger and the other transactions contemplated by the merger agreement, and unanimously determined that such terms and transactions, including the merger, are advisable, fair to and in the best interests of Great Lakes REIT and our shareholders and unanimously recommends that you vote "FOR" the proposal to approve the merger and the other transactions contemplated by the merger agreement.

        Your attention is directed to the proxy statement accompanying this notice for a more complete statement regarding the matters proposed to be acted on at the special meeting. A copy of the merger agreement is attached as Annex A to the accompanying proxy statement.

        If you have questions or need assistance, please call our proxy solicitor, MacKenzie Partners, Inc., at (212) 929-5500. In addition, you may obtain information about us from the documents we have filed with the Securities and Exchange Commission. You may also retrieve financial information from our website at www.greatlakesreit.com.

By order of the Board of Trustees,

Richard L. Rasley Secretary
Oak Brook, Illinois March 15, 2004

YOUR VOTE IS IMPORTANT. PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING. PLEASE DO NOT SEND YOUR SHARE CERTIFICATES AT THIS TIME.

QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE SPECIAL MEETING

Q:
On what am I being asked to vote?

A:
You are being asked to vote to approve the merger of Great Lakes REIT with and into Transwestern Superior Acquisition, L.L.C. and the other transactions contemplated by the Agreement and Plan of Merger, dated as of January 21, 2004, by and among Great Lakes REIT, Great Lakes REIT, L.P., Aslan Realty Partners II, L.P. and Transwestern Superior Acquisition, L.L.C.

Q:
What will I receive in the merger?

A:
You will be entitled to receive $15.44 in cash, without interest, for each outstanding common share that you own. The merger consideration will be increased automatically in the event of the consummation, prior to the filing of articles of merger with the State Department of Assessments and Taxation of Maryland, of the permitted sale of certain specified properties to the extent the aggregate net proceeds from those sales exceed the agreed amounts for those properties. As discussed under "Proposal to Approve the Merger—The Merger" on page 19, we have entered into an agreement to sell our property located at 2221 University Avenue, SE, Minneapolis, Minnesota (which is sometimes referred to in this proxy statement as the "University Office Plaza property") to the University of Minnesota for a contract price that would increase the amount you would be entitled to receive in the merger by an estimated $0.11 per common share. In addition, we have entered into an agreement to sell our property located at 3550 Salt Creek Lane, Arlington Heights, Illinois (which is sometimes referred to in this proxy statement as the "3550 Salt Creek Lane property") for a contract price that would increase the amount you would be entitled to receive in the merger by an estimated $0.05 per common share. Assuming the University Office Plaza property is sold to the University of Minnesota for its contract price and the 3550 Salt Creek Lane property is sold for its contract price, we estimate that you will receive $15.60 per common share in cash upon the closing of the merger.

  We will publicly announce any increase in the merger consideration prior to the completion of the merger. However, there can be no assurance that we will consummate the sale of our University Office Plaza property or our 3550 Salt Creek Lane property. In addition, there are no understandings or contracts with respect to the eight potential sale properties and there can be no assurance that we will sell any of those properties.

Q:
Does the board of trustees recommend approval of the merger and the other transactions contemplated by the merger agreement?

A:
Yes. Our board of trustees has unanimously approved the merger and the other transactions contemplated by the merger agreement, and has unanimously voted to recommend that our shareholders vote "FOR" the proposal to approve the merger and the other transactions contemplated by the merger agreement. For a description of the factors considered by our board of trustees, please see "Proposal to Approve the Merger—Unanimous Recommendation of Our Board of Trustees and Reasons for the Merger" on page 31.

Q:
When do you expect to complete the merger?

A:
A special meeting of our shareholders is scheduled to be held on April 22, 2004 for the purpose of considering and voting on the proposal to approve the merger and the other transactions contemplated by the merger agreement. Because a vote of our shareholders is only one of the conditions to the merger, we cannot assure you as to when or if the merger will occur, but we expect to close the merger as soon as practicable after the special meeting of our shareholders. For more information, see "Proposal to Approve the Merger—The Merger Agreement—Conditions to the Merger" on page 43.

Q:
If the merger is completed, when can I expect to receive the consideration for my common shares?

A:
If you are a registered holder of common shares, promptly after the completion of the merger, you will receive a letter of transmittal describing how you may exchange your share certificates for the merger consideration. At that time, you must send in your share certificates with your completed letter of transmittal to the paying agent. You should not send your share certificates to us or anyone else until you receive these instructions. Promptly after surrendering your share certificates and any other documents identified in the instructions, you will receive payment of your portion of the merger consideration for your shares. If you own your common shares in "street name" through a broker or other nominee, we expect that your broker or nominee will take the actions required to obtain delivery of the merger consideration to your account on your behalf and you will not be required to take any action to receive the merger consideration.

Q:
Does Great Lakes REIT expect to continue to pay monthly dividends on my common shares?

A:
No. Pursuant to the merger agreement, our board of trustees has suspended the monthly dividend on our common shares and terminated our dividend reinvestment and direct share purchase and sale plan.

Q:
If I am a U.S. shareholder, what are the tax consequences of the merger to me?

A:
Any gain resulting from your receipt of the merger consideration for your common shares will be taxable for U.S. federal income tax purposes. For further information on the material tax consequences of the merger, see "Material U.S. Federal Income Tax Consequences" on page 65. Your tax consequences will depend on your personal situation. You should consult your own tax advisor for a full understanding of the tax consequences of the merger to you.

Q:
If I am a non-U.S. shareholder, what are the tax consequences of the merger to me?

A:
The tax consequences to non-U.S. shareholders are complex. The extent to which non-U.S. shareholders will be subject to U.S. federal income tax is unclear and will depend on various factors. Non-U.S. shareholders are urged to read "Material U.S. Federal Income Tax Consequences—Consequences to Non-U.S. Shareholders" on page 66 and to consult with their own tax advisors, especially concerning the Foreign Investment in Real Property Tax Act of 1980, U.S. federal income tax withholding rules and the possible application of benefits under an applicable income tax treaty.

Q:
What vote of Great Lakes REIT shareholders is required to approve the merger?

A:
Approval of the merger and the other transactions contemplated by the merger agreement requires the affirmative vote by holders of a majority of our outstanding common shares. We urge you to complete, execute and return the enclosed proxy card to assure the representation of your shares at the special meeting.

Q:
Who is entitled to vote at the special meeting?

A:
Only common shareholders of record at the close of business on the record date, March 15, 2004, are entitled to receive notice of the special meeting and to vote the common shares that they held on that date at the special meeting, or any postponements or adjournments of the special meeting. Each shareholder has one vote for each common share owned on the record date.

Q:
What is the location, date and time of the special meeting?

A:
The special meeting will be held at 823 Commerce Drive, Oak Brook, Illinois 60523, on April 22, 2004 at 9:00 a.m., local time.

Q:
What happens if I sell my common shares before the special meeting?

A:
The record date for the special meeting, March 15, 2004, is earlier than the expected completion of the transactions contemplated by the merger agreement. If you held your common shares on the record date but subsequently transfer them, you will retain your right to vote at the special meeting but not the right to receive the merger consideration for those common shares. The right to receive the merger consideration will pass to the person who owns those common shares when the merger becomes effective.

Q:
How do I vote?

A:
If you are a registered holder of common shares and if you complete and properly sign the accompanying proxy card and return it in accordance with the instructions provided prior to the special meeting or if you properly give a proxy authorization by telephone or over the Internet, your proxy card or authorization will be voted as you direct. If you are a registered shareholder and attend the special meeting, you may vote or deliver your completed proxy card in person. "Street name" shareholders who wish to vote at the special meeting will need to obtain a legal proxy form from the institution that holds their shares.

  If you fail to return your proxy card, to give a proxy authorization by telephone or over the Internet or to vote in person at the special meeting, or if you mark your proxy "ABSTAIN," the effect will be a vote against the proposal to approve the merger and the other transactions contemplated by the merger agreement. If you sign and return your proxy card and fail to indicate your vote on your proxy, your common shares will be voted for the proposal to approve the merger and the other transactions contemplated by the merger agreement.

Q:
If my common shares are held for me by my broker, will my broker vote those shares for me?

A:
If you hold your common shares in "street name" through a broker or other nominee, your broker or nominee will not vote your common shares unless you provide instructions on how to vote. You should instruct your broker how to vote your common shares by following the directions provided to you by your broker. If you do not provide instructions to your broker, your common shares will not be voted and this will have the same effect as a vote against the proposal to approve the merger and the other transactions contemplated by the merger agreement. "Street name" shareholders who wish to vote at the special meeting will need to obtain a legal proxy form from the institution that holds their shares.

Q:
Do I have appraisal rights?

A:
No. Under Maryland law, because our common shares are listed on the New York Stock Exchange, or NYSE, appraisal rights are not available to holders of our common shares in connection with the merger.

Q:
What does it mean if I receive more than one set of materials?

A:
This means that you own common shares that are registered under different names. For example, you may own some shares directly as a shareholder of record and other shares through a broker or you may own shares through more than one broker. In these situations you will receive multiple sets of proxy materials. It is necessary for you to vote, sign and return all of the proxy cards or follow the instructions for any alternative voting procedure on each of the proxy cards you receive in order to vote all of the common shares you own. Each proxy card you received came with its own prepaid return envelope; if you vote by mail, make sure you return each proxy card in the return envelope which accompanied that proxy card.

Q:
May I change my vote after I have mailed my signed proxy card or given my proxy authorization by telephone or over the Internet?

A:
Yes. If you hold your shares in "street name" through a broker or other nominee and have instructed a broker or nominee to vote your common shares, you must follow the directions received from your broker or nominee to change those instructions. Also, if you elect to vote in person at the special meeting and your common shares are held by a broker or nominee, you must bring to the special meeting a legal proxy form from the broker or nominee authorizing you to vote those common shares. If you are a registered holder of common shares, you may change your vote by (1) delivering to our Secretary, before the special meeting, a later dated, signed proxy card or a written revocation of your proxy or proxy authorization or (2) attending the special meeting and voting in person. The powers of the proxy holders will be suspended with respect to your proxy if you attend the special meeting in person and so request; however, your attendance at the special meeting will not, by itself, revoke your proxy.

Q:
What will happen to my common shares after completion of the merger?

A:
Following the completion of the merger, your common shares will be cancelled and represent only the right to receive your portion of the merger consideration. Trading in our common shares on the NYSE will cease. Price quotations for our common shares will no longer be available, and we will cease filing periodic reports with the Securities and Exchange Commission.

Q:
Should I send my common share certificates now?

A:
No. After the merger is completed, a paying agent will send you a letter of transmittal describing how you may exchange your certificates for the merger consideration. At that time, you must send in your common share certificates or execute an appropriate instrument of transfer of your common shares, as applicable, with your completed letter of transmittal to the paying agent to receive the merger consideration.

Q:
Where can I find more information about Great Lakes REIT?

A:
We file reports, proxy statements and other information with the Securities and Exchange Commission under the Securities Exchange Act of 1934. You may read and copy this information at the Securities and Exchange Commission's public reference room. You may call the Securities and Exchange Commission at 1-800-SEC-0330 for information about the public reference room. This information is also available at the Internet site the Securities and Exchange Commission maintains at www.sec.gov and at the offices of the NYSE. You can also request copies of these documents from us. See "Where You Can Find More Information" on page 70.

Q:
What is the board of trustees' recommendation?

A:
Our board of trustees' unanimous recommendation is set forth together with the description of the proposal in this proxy statement. Our board of trustees unanimously recommends a vote "FOR" the proposal to approve the merger and the other transactions contemplated by the merger agreement. See page 31.

  Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our board of trustees.

Q:
Besides the vote of common shareholders, what are the other conditions to the completion of the merger?

A:
There are a number of other conditions to the completion of the merger, which are described in this proxy statement under the heading "Proposal to Approve the Merger—The Merger Agreement—Conditions to the Merger" on page 43.

Q:
Whom can I call with questions?

A:
We have selected MacKenzie Partners, Inc. as our proxy solicitor, which may be contacted as follows:

    MacKenzie Partners, Inc.
    105 Madison Avenue
    New York, New York 10016
    (212) 929-5500

  You may also contact our Secretary at our executive offices at:

    Great Lakes REIT
    823 Commerce Drive
    Suite 300
    Oak Brook, Illinois 60523
    (630) 368-2900

Q:
Who will solicit and pay the cost of soliciting proxies?

A:
We will bear the cost of soliciting proxies. In addition to solicitation by mail, and without additional compensation for such services, proxies may be solicited personally, or by telephone or telecopy, by our officers or employees. In addition, we will pay approximately $12,000 (plus reimbursement of out-of-pocket expenses) to MacKenzie Partners, Inc., our proxy solicitor. We will also request that banking institutions, brokerage firms, custodians, trustees, nominees, fiduciaries and other like parties forward the solicitation materials to the beneficial owners of common shares held of record by such persons, and we will, upon request of such record holders, reimburse forwarding charges and out-of-pocket expenses.

If you have further questions, you may contact our proxy solicitor at the address and telephone number indicated above.

ANNEXES
        Annex A—Agreement and Plan of Merger
        Annex B—Fairness Opinion of Houlihan Lokey Howard & Zukin Financial Advisors, Inc.

i

SUMMARY TERM SHEET

        This summary term sheet highlights selected information contained elsewhere in this proxy statement and may not contain all of the information that is important to you. To understand the transactions fully and for a more complete description of the legal terms of the transactions contemplated by the merger agreement, you should carefully read this entire proxy statement as well as the additional documents to which it refers, including the merger agreement, which is attached to this proxy statement as Annex A and incorporated herein by reference. For instructions on obtaining more information, see "Where You Can Find More Information" on page 70. We have included page references to direct you to a more complete description of the topics presented in this summary.

        Unless we otherwise indicate or unless the context requires otherwise, all references in this proxy statement to "Great Lakes REIT," "our company," "we," "our," "us" or similar references mean Great Lakes REIT and its subsidiaries and predecessors. All references in this proxy statement to "our operating partnership" mean Great Lakes REIT, L.P. In addition, in this proxy statement we refer to our common shares of beneficial interest as our "common shares."

        In the merger, Great Lakes REIT will merge with and into Transwestern Superior Acquisition, L.L.C., which is a wholly owned subsidiary of Aslan Realty Partners II, L.P., with Transwestern Superior Acquisition, L.L.C. continuing as the surviving entity. As a result of the merger, we will no longer exist and the surviving entity in the merger will be a wholly owned subsidiary of Aslan Realty Partners II, L.P., a private real estate investment fund affiliated with Transwestern Investment Company, L.L.C., a Chicago-based principal-oriented real estate investment firm. We refer to Transwestern Superior Acquisition, L.L.C., Aslan Realty Partners II, L.P. and Transwestern Investment Company, L.L.C. as "Transwestern Superior Acquisition," "Aslan Realty Partners II" and "Transwestern," respectively, in this proxy statement. Aslan Realty Partners II currently is the exclusive funding vehicle for all investments sponsored by Transwestern.

        This proxy statement is first being mailed on or about March 17, 2004 to our common shareholders of record as of the close of business on March 15, 2004.

•
The Transactions—see page 19

•
At the special meeting, our shareholders will be asked to approve the merger of Great Lakes REIT with and into Transwestern Superior Acquisition, with Transwestern Superior Acquisition continuing as the surviving entity (which is sometimes referred to in this proxy statement as the "merger"), and the other transactions contemplated by the Agreement and Plan of Merger, dated as of January 21, 2004 (which is sometimes referred to in this proxy statement as the "merger agreement"), by and among us, our operating partnership, Aslan Realty Partners II and Transwestern Superior Acquisition.

•
Immediately prior to the effective time of the merger, the outstanding limited partnership units of our operating partnership will be redeemed for common shares in the amounts provided for in the partnership agreement of our operating partnership. Prior to such redemption, we will sell 100 limited partnership units of our operating partnership to a new subsidiary for an amount equal to the merger consideration (as described elsewhere in this proxy statement) per limited partnership unit. In addition, prior to the effective time of the merger, we will redeem all of our issued and outstanding preferred shares of beneficial interest with the proceeds of the issuance and sale of a new series of preferred shares of beneficial interest to Aslan Realty Partners II. As of the effective time of the merger, each new preferred share will automatically be cancelled and will be converted into the right to receive $1,000 in cash, without interest.

•
The Merger Consideration

•
Pursuant to the merger agreement, Transwestern Superior Acquisition agreed to pay $14.98 per share in cash to our common shareholders upon the closing of the merger. The terms of the merger agreement permit us to sell certain of our properties, including our portfolio of medical office buildings and Minnesota assets. Our portfolio of medical office buildings and our property located at 2550 University Avenue W., St. Paul, Minnesota (which is sometimes referred to in this proxy statement as the "Court International property") were sold for their contract prices prior to the date of this proxy statement.

•
As a result, based on the net proceeds from those sales calculated as of the date of this proxy statement, in the merger, each issued and outstanding common share will be converted into the right to receive $15.44 in cash, without interest, upon surrender of the certificate(s) formerly evidencing the common share(s). The merger consideration will be increased automatically in the event we consummate, prior to the filing of articles of merger with the State Department of Assessments and Taxation of Maryland, the sale of our University Office Plaza, the sale of our 3550 Salt Creek Lane property or one or more sales of certain specified properties if any of those sales provides net proceeds in excess of the applicable agreed value. As discussed under "Proposal to Approve the Merger—The Merger" on page 19, we have entered into an agreement to sell our University Office Plaza property, located in Minneapolis, Minnesota, to the University of Minnesota for a contract price that would increase the amount you would be entitled to receive in the merger by an estimated $0.11 per common share. In addition, we have entered into an agreement to sell our 3550 Salt Creek Lane property, located in Arlington Heights, Illinois, for a contract price that would increase the amount you would be entitled to receive in the merger by an estimated $0.05 per common share. Assuming the University Office Plaza property is sold to the University of Minnesota for its contract price and the 3550 Salt Creek Lane property is sold for its contract price, we estimate that you would be entitled to receive $15.60 per common share in cash upon the closing of the merger. The amount of any increase in the merger consideration will be equal to each common share's ratable portion of the increase, rounded to the nearest whole cent. We will publicly announce any increase in the merger consideration prior to the completion of the merger. However, there can be no assurance that we will consummate the sale of our University Office Plaza property or our 3550 Salt Creek Lane property. In addition, there are no understandings or contracts with respect to the eight potential sale properties and there can be no assurance that we will sell any of those properties.

•
Pursuant to the merger agreement, our board of trustees has suspended the monthly dividend on our common shares and terminated our dividend reinvestment and direct share purchase and sale plan.

•
Background of the Merger—see page 22

•
During 2000, we initiated a review of issues facing us and strategic alternatives that might be available to enhance shareholder value. We hired Lehman Brothers Inc., an investment banking firm, to provide financial advice in this regard. Based on the indicated levels of interest from strategic and financial buyers, including Transwestern, solicited by Lehman Brothers, our board of trustees determined not to pursue a possible business combination or other strategic transaction at that time. As a result, we terminated our engagement of Lehman Brothers and ended the formal strategic alternatives process.

•
Over the next three years, demand for office space in the real estate markets in which we operate declined, which led to a decline in the leasing environment in our markets and a decline in our operating results. However, valuations of office properties in our markets were relatively stable and, in some cases, increasing. Beginning in February 2003, our board of trustees, in light of the negative leasing conditions but positive real estate investment trends described above, instructed our management to begin evaluating alternatives that might be available to enhance shareholder value. Our management received proposals from and interviewed three real estate brokerage and other financial advisory firms in connection with these considerations.

  •
  In April 2003, our board of trustees, in consultation with our management and in light of the negative leasing conditions but positive real estate investment trends identified in the preceding bullet point, determined that it would be appropriate to explore all available strategic alternatives to enhance shareholder value. We retained Cushman & Wakefield of Illinois, Inc., a real estate brokerage firm, as our real estate advisor in connection with the strategic alternatives process. Our board also formed a strategic alternatives committee, comprised of three independent trustees, whose function was to provide guidance and direction to our management and advisors relating to the strategic assessment process before submission of those matters to our entire board for consideration. The strategic alternatives committee received proposals from and interviewed several investment banking firms before selecting Houlihan Lokey Howard & Zukin Financial Advisors, Inc. to provide financial advisory services in connection with the strategic alternatives process.

  •
  From April 2003 though November 2003, Cushman & Wakefield contacted over 175 strategic and financial buyers (including Transwestern) regarding the possibility of a strategic transaction with our company. In June 2003, we received preliminary written indications of interest to acquire our company from eight parties, including Transwestern. Transwestern's indicated value of our company was significantly higher than those of the other potential interested parties. We continued to have discussions with Transwestern and other potential interested parties throughout July and August 2003, and Transwestern's indicated value of our company continued to be significantly higher than those of the other potential interested parties. Our management continued to have discussions with Transwestern from September through November 2003.

  •
  On December 1, 2003, after consideration by our board of various alternatives to enhance shareholder value, we entered into an exclusivity agreement with Transwestern whereby we agreed to negotiate exclusively with Transwestern until at least December 22, 2003 and Transwestern would continue to conduct its due diligence review of our company and properties. During December 2003 and January 2004, our management and legal counsel negotiated definitive documentation related to a possible transaction with Transwestern. Throughout this period, our board met on various occasions to consider a possible transaction with Transwestern, among other things. At a January 21, 2004 board meeting, our board, after considering Transwestern's proposal to acquire our company, alternative strategies to enhance shareholder value and its duties to our company and shareholders, unanimously approved the merger and the other transactions contemplated by the merger agreement.

•
Unanimous Recommendation of Our Board of Trustees—see page 31

•
Our board of trustees unanimously recommends that you vote "FOR" the proposal to approve the merger and the other transactions contemplated by the merger agreement. After an evaluation of various business, financial and other factors and consultation with our legal and financial advisors at a special meeting on January 21, 2004, our board of trustees determined that the merger was advisable, fair to and in the best interests of Great Lakes REIT and our common shareholders. At this special meeting, our board of trustees unanimously approved the merger and the other transactions contemplated by the merger agreement, and unanimously voted to recommend that our common shareholders vote "FOR" the proposal to approve the merger and the other transactions contemplated by the merger agreement.

•
Other than Richard May and Patrick Hunt, who also are officers of our company and will be receiving certain payments in connection with the merger, the members of our board of trustees have no significant interest in the merger and the other transactions contemplated by the merger agreement that is different than, or in addition to, the interests of our common shareholders generally. The merger agreement does, however, include customary indemnity and liability insurance provisions for our trustees and officers. See the discussion under the heading "Proposal to Approve the Merger—Interests of Trustees and Officers in the Merger" on page 38.

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Reasons for the Merger—see page 31

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In deciding to approve the merger and the other transactions contemplated by the merger agreement, our board of trustees considered a number of factors, both potentially positive and potentially negative, with respect to the merger and the other transactions contemplated by the merger agreement.

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Our board of trustees considered the following potentially positive factors in its deliberations concerning the merger and the other transactions contemplated by the merger agreement.

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Our board of trustees is of the view that there had been an exhaustive solicitation of third party interest in acquiring Great Lakes REIT and each potentially interested party had been provided with several opportunities to increase or otherwise improve its valuation of our company; our board of trustees concluded that the final proposal by Transwestern was the best offer received taking into account both price and certainty of closure (see the section titled "Proposal to Approve the Merger—Background of the Merger" for additional information regarding the negotiations).

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The $15.44 per common share merger consideration represents a premium over the historical market prices of our common shares; in particular, the merger consideration represents a 6.5% premium over the closing price of our common shares on April 21, 2003, the date on which we issued a press release announcing that our board of trustees had engaged a real estate advisor to assist it in analyzing alternatives to improve shareholder value, an 8.1% premium over the average price of our common shares for the 30-day period prior to the April 21, 2003 press release and a 21.0% premium over the 52-week low trading price of our common shares of $12.76.

Our board of trustees also considered the fact that the amount to be paid to our common shareholders would automatically increase upon the sale of certain of our properties prior to the completion of the merger if the net proceeds from those sales exceed the agreed value for those properties.

In addition, our board of trustees considered the fact that the merger consideration is all cash, which provides liquidity and certainty of value to our common shareholders.

•
Our board of trustees is of the view that the certainty of the $15.44 cash consideration to be received by our common shareholders in the merger was preferable to alternatives reasonably available to us.

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Our board of trustees believes that the merger represents a more desirable alternative for our common shareholders than continuing to operate as an independent public company.

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Our board of trustees considered as favorable to its determination the opinion of Houlihan Lokey described under the heading "Proposal to Approve the Merger—Fairness Opinion of Houlihan Lokey Howard & Zukin Financial Advisors, Inc." on page 34.

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Our board of trustees considered as favorable that, in its judgment, there is a high probability of completing the proposed merger and the other transactions contemplated by the merger agreement.

    •
    Our board of trustees considered the terms of the merger agreement that allow our board of trustees to accept a superior acquisition proposal.

  •
  Our board of trustees also considered the following potentially negative factors in its deliberations concerning the merger and the other transactions contemplated by the merger agreement.

  •
  Our board acknowledged that the merger would preclude the holders of our common shares from receiving future dividend payments and from having the opportunity to participate in the future performance of our assets and any future appreciation in the value of our common shares. In this regard, however, our board also determined that a significant cut in our dividend rate would be necessary if we were to continue to operate as an independent public company in light of management's expectations for fiscal 2004 and the continuing negative trends in leasing activity and occupancy rates for our real estate portfolio.

  •
  Our board of trustees acknowledged that the merger is a taxable transaction and, as a result, holders of our common shares will be required to pay taxes on any gain that results from their receipt of the cash consideration in the merger.

  •
  Our board of trustees considered the significant costs involved in connection with completing the merger and the other transactions contemplated by the merger agreement, the substantial management time and effort required to effectuate the merger and the related disruption to our operations.

  •
  Even though the merger agreement permits our board of trustees to receive unsolicited inquiries and proposals regarding other potential business combinations, it also prohibits us from soliciting alternative proposals from other potential purchasers of our company.

  •
  Our board of trustees also considered the potential benefits to certain trustees and officers discussed under the heading "Proposal to Approve the Merger—Interests of Trustees and Officers in the Merger" on page 38.

  •
  Our board of trustees also considered the potential that, upon termination of the merger agreement in specified circumstances, we could be required to pay certain fees to Aslan Realty Partners II.

  •
  In view of the wide variety of factors considered by our board of trustees, our board of trustees did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors considered. Our board of trustees viewed its position and recommendation as being based on the totality of the information presented to, and considered by, it. After taking into consideration all the factors set forth above, our board of trustees determined that the potential benefits of the merger substantially outweighed the potential detriments associated with the merger and the other transactions contemplated by the merger agreement.

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Fairness Opinion of Houlihan Lokey Howard & Zukin Financial Advisors, Inc.—see page 34

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Our board of trustees has received the written opinion dated January 21, 2004 of Houlihan Lokey to the effect that, based on and subject to the limitations and qualifications set forth in the opinion, as of the date of the opinion, the merger consideration to be received by the holders of our common shares in connection with the merger is fair to those holders from a financial point of view.

•
The full text of the written opinion of Houlihan Lokey dated January 21, 2004, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached to this proxy statement as Annex B. You should read the opinion in its entirety. Houlihan Lokey provided its opinion for the information and assistance of our board of trustees in connection with its consideration of the merger contemplated by the merger agreement. The Houlihan Lokey opinion is not a recommendation as to how you should vote with respect to the merger and the other transactions contemplated by the merger agreement.

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Interests of Trustees and Officers in the Merger—see page 38. Some of our trustees and officers have interests and arrangements that may be different from, or in addition to (and therefore may conflict with), your interests as our common shareholder, including:

•
In connection with the merger and pursuant to the merger agreement, immediately prior to the effective time of the merger, each then outstanding option to purchase common shares, including those options held by our trustees and officers, whether or not then vested or exercisable, that has an exercise price less than the merger consideration will be surrendered or converted in exchange for alternative consideration equal to the product of (1) the number of common shares provided for in the option and (2) the excess of (a) the merger consideration less (b) the exercise price per share provided for in the option. Each outstanding option, whether or not then vested, that has an exercise price equal to or greater than the merger consideration, will be surrendered or converted in exchange for $0.05 per common share issuable upon exercise of the option. All payments will be made net of any applicable withholding taxes. As a result, our trustees and officers will be entitled to receive an aggregate amount of approximately $327,000 with respect to all of their existing options. This amount is based on merger consideration of $15.44 per share and will increase to the extent that the net proceeds from the sale of specified properties increase the merger consideration. See "Proposal to Approve the Merger—The Merger Agreement—Covenants of All of the Parties—Sale of Certain Properties" on page 60.

•
In addition, the completion of the merger will constitute a change in control under agreements by which we issued restricted shares to Richard May, our Chairman and Chief Executive Officer, Patrick Hunt, our President and Chief Operating Officer, Richard Rasley, our Executive Vice President and Co-General Counsel, James Hicks, our Chief Financial Officer, and Raymond Braun, our Chief Investment Officer. Restrictions and forfeiture provisions with respect to those restricted shares will lapse as a result of the merger, and those officers will be entitled to receive the merger consideration with respect to those shares. The total value (based on the merger consideration) of the restricted shares held by those officers is approximately $1.3 million. This amount is based on merger consideration of $15.44 per share and will increase to the extent that the net proceeds from the sale of specified properties increase the merger consideration. See "Proposal to Approve the Merger—The Merger Agreement—Covenants of All of the Parties—Sale of Certain Properties" on page 60.

•
Under the merger agreement, we will terminate the employment of each of our and our subsidiaries' employees, including our officers, immediately prior to the effective time of the merger. Aslan Realty Partners II and its affiliates are entitled, but not obligated, to offer employment to any of our or our subsidiaries' employees on terms and conditions as Aslan Realty Partners II or its affiliates deems appropriate. In connection with their termination, ten of our officers, pursuant to employment agreements or change in control agreements entered into between us and those officers, will be entitled to severance pay and health benefits (as described under the caption "Proposal to Approve the Merger—Interests of Trustees and Officers in the Merger" on page 38). The maximum aggregate amount of severance payments and supplemental severance pay that these ten officers (which include Messrs. May, Hunt, Rasley, Hicks and Braun, as well as Kim Mills, Edith Scurto, Adam Berman, Brett Brown and Eric Niederman) may be entitled to receive pursuant to the severance arrangements is approximately $7.0 million. In addition, any payments made to Messrs. May and Hunt pursuant to their employment agreements will be increased, or "grossed up," as required if the contractual payments become subject to excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (which is sometimes referred to in this proxy statement as the "Code"). Additional payments may be made so that after the payment of all income and excise taxes, Messrs. May and Hunt will be in the same after-tax position as if no excise tax under Section 4999 had been imposed.

  •
  After the merger, the surviving entity will continue to perform the indemnification arrangements and provide trustees' and officers' liability insurance for our present and former trustees and officers.

  •
  Matthew Dominski, one of our trustees and a member of the strategic alternatives committee of our board of trustees, will receive a one-time bonus payment of $15,000 in recognition of the leadership he provided to our board and the strategic alternatives committee and devotion of extra time throughout the strategic alternatives process that led to the proposed transaction with Transwestern, as well as his role in negotiating the merger agreement. This $15,000 bonus payment is not conditioned on the closing of the merger.

•
The Special Meeting—see page 16

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This proxy statement is being furnished to the holders of our common shares for use at the special meeting, and at any adjournments or postponements thereof, in connection with the approval of the merger of Great Lakes REIT with and into Transwestern Superior Acquisition and the other transactions contemplated by the Agreement and Plan of Merger, dated as of January 21, 2004, by and among Great Lakes REIT, Great Lakes REIT, L.P., Aslan Realty Partners II, L.P. and Transwestern Superior Acquisition, L.L.C., all in the manner described in this proxy statement. The special meeting will be held at 823 Commerce Drive, Oak Brook, Illinois 60523 on April 22, 2004 at 9:00 a.m., local time.

•
The proposal for the approval of the merger and the other transactions contemplated by the merger agreement requires the affirmative vote of the holders of at least a majority of our outstanding common shares. If you fail to return your signed proxy card or to vote in person, or fail to instruct your broker on how to vote, it will have the same effect as a vote against the proposal to approve the merger and the other transactions contemplated by the merger agreement.

•
As of the record date for the special meeting, our trustees and officers as a group owned or controlled 1,110,721 common shares, which was approximately 6.9% of the total common shares outstanding. Each of our trustees and officers has indicated that he or she intends to vote any common shares owned in favor of the proposal to approve the merger and the other transactions contemplated by the merger agreement at the special meeting, but they have no obligation to do so.

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Record Date and Quorum Requirement

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We have set the close of business on March 15, 2004 as the record date for determining those shareholders who are entitled to notice of, and to vote at, the special meeting.

•
The presence at the special meeting, in person or by proxy, of the holders of a majority of the aggregate number of common shares outstanding on the record date will constitute a quorum, allowing us to conduct the business of the special meeting.

•
Revocation of Proxies

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Even after you have properly submitted your proxy card, or given your proxy authorization by telephone or over the Internet, you may change your vote at any time before the proxy is exercised by delivering to our Secretary either a notice of revocation or a duly executed proxy bearing a later date. In addition, the powers of the proxy holders will be suspended with respect to your proxy if you attend the special meeting in person and so request. Attendance at the special meeting will not, by itself, revoke a previously granted proxy. If you have instructed a bank or broker to vote your common shares and want to revoke your proxy or change your vote, you should follow the directions received from your bank or broker to change your instructions.

•
Payment Procedures

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Promptly after completion of the merger and the other transactions contemplated by the merger agreement, you will receive a letter of transmittal describing how you may exchange your certificates evidencing common shares for the merger consideration. At that time, you must send in your share certificates with your completed letter of transmittal to the paying agent. You should not send your common share certificates to us or anyone else until you receive these instructions. Promptly after surrendering your share certificates and such other documents identified in the instructions, you will receive payment of your portion of the merger consideration in exchange for your common shares.

•
Vote Required

•
The proposal for approval of the merger and the other transactions contemplated by the merger agreement requires the affirmative vote of the holders of a majority of our outstanding common shares. A properly executed proxy marked "ABSTAIN" will be counted for purposes of determining whether there is a quorum present but will not be voted. An abstention, therefore, will have the same effect as a vote against the proposal to approve the merger and the other transactions contemplated by the merger agreement.

•
If you hold your common shares in "street name" (that is through a broker or other nominee), your broker or nominee will not vote your common shares unless you provide instructions on how to vote. You should instruct your broker how to vote your common shares by following the directions your broker provides. If you do not provide instructions to your broker, your common shares will not be voted and this will have the same effect as a vote against the proposal to approve the merger and the other transactions contemplated by the merger agreement.

•
Conditions to the Merger—see page 43

•
The merger is subject to the approval of our common shareholders as well as other conditions, including the receipt of lender consents. However, the merger is not conditioned on Aslan Realty Partners II obtaining financing for the merger consideration. Further, the merger is not conditioned on the consummation of any sale of property permitted under the merger agreement and described under "Proposal to Approve the Merger—The Merger Agreement—Covenants of All of the Parties—Sale of Certain Properties."

•
In addition, the consummation of the merger is subject to the satisfaction or waiver of the following conditions:

•
the representations and warranties of each of the parties to the merger agreement must be true and correct, generally subject to qualifications as to materiality;

•
each of the parties to the merger agreement must have performed in all material respects all covenants and obligations required to be performed under the merger agreement;

•
there must be no temporary restraining order, preliminary or permanent injunction or other order by any court of competent jurisdiction, or other legal restraint or prohibition, then in effect that prevents the consummation of the merger, provided that the party invoking this condition must have used its reasonable best efforts to have any order, injunction or restraint vacated;

•
no event may have occurred since the date of the merger agreement that would reasonably be expected to have a material adverse effect on us;

    •
    Aslan Realty Partners II must have received an opinion of Jones Day in form and substance reasonably satisfactory to it (based upon customary representations, assumptions and limitations) to the effect that:

    •
    for all taxable years commencing with our taxable year ended December 31, 1993, we were organized and have operated in conformity with the requirements for qualification and taxation as a REIT under the Code, and

    •
    for all taxable years commencing with our taxable year ended December 31, 1996, our operating partnership has been properly classified as a partnership (and not as a publicly traded partnership within the meaning of Section 7704 of the Code) for federal income tax purposes;

    •
    we must have obtained consents and waivers from all required third parties, subject to qualifications as to materiality;

    •
    we must have obtained certain specified modifications to our agreements with certain of the lenders under our debt arrangements;

    •
    the limited partnership units of our operating partnership that are not owned by us or our subsidiaries must have been redeemed, and the other transactions contemplated by the agreements entered into with holders of those limited partnership units must have been consummated;

    •
    we must have obtained a private letter ruling from the Internal Revenue Service that is reasonably acceptable in form and substance to Aslan Realty Partners II granting to GLR Milwaukee Center SPE Corp., a wholly owned subsidiary of our operating partnership, an extension of time to elect to be treated as a "taxable REIT subsidiary" under the Code;

    •
    we must have redeemed all of our outstanding preferred shares of beneficial interest with the proceeds from the issuance of a new series of preferred shares of beneficial interest, which will be issued to Aslan Realty Partners II in accordance with the terms of a subscription agreement between us and Aslan Realty Partners II;

    •
    Aslan Realty Partners II must have received an opinion of Venable LLP reasonably satisfactory to Aslan Realty Partners II to the effect that the redemption of our outstanding preferred shares of beneficial interest has been duly consummated in accordance with Maryland law; and

    •
    we must have obtained release agreements from certain of our officers relating to, among other things, claims arising from the officer's termination of employment in connection with the consummation of the merger.

  •
  If our common shareholders do not approve the merger and the other transactions contemplated by the merger agreement, or the merger agreement is otherwise abandoned, then the proposed merger and the redemption of our outstanding preferred shares will not occur. If our common shareholders approve the merger and the other transactions contemplated by the merger agreement, and the other conditions to the merger are satisfied or waived, then we intend to complete the merger as soon as practicable following the special meeting. However, some of these conditions are beyond our control, and we cannot assure you that any of the conditions, including the conditions within our control, will be met or waived.

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Appraisal Rights—see page 64

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Under Maryland law, because our common shares are listed on the New York Stock Exchange, or NYSE, appraisal rights are not available to holders of our common shares in connection with the merger.

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Material Federal Income Tax Considerations—see page 65

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The merger will have tax consequences for you. Any gains resulting from the receipt of cash in exchange for your common shares will be taxable for federal income tax purposes. Your tax consequences will depend on your personal situation. You are urged to consult your own tax advisor for a full understanding of the tax consequences of the merger to you. For a more detailed description of the material federal income tax consequences of the merger, see "Material Federal Income Tax Considerations" on page 65.

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Our Ability to Accept a Superior Acquisition Proposal—see page 46

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The merger agreement permits our board of trustees to receive unsolicited inquiries and proposals regarding other potential business combinations and to furnish information to, or enter into discussions or negotiations with, third parties with respect to those proposals when our board of trustees determines in good faith that failure to do so would create a reasonable probability of a breach of its duties to our common shareholders. The merger agreement permits our board of trustees to approve and recommend a bona fide acquisition proposal made by a third party that a majority of the members of our board of trustees determines in good faith to be more favorable to our common shareholders from a financial point of view than the merger and that our board of trustees determines is reasonably capable of being consummated (which is sometimes referred to in this proxy statement as a "superior acquisition proposal"). Upon approving and recommending a superior acquisition proposal, our board of trustees may withdraw or modify its approval or recommendation of the merger and the merger agreement and authorize us to enter into an agreement with respect to the superior acquisition proposal. If, prior to the special meeting of our common shareholders, our board of trustees withdraws or modifies its approval or recommendation of the merger and the merger agreement, and the merger agreement is terminated, we will be required to pay to Aslan Realty Partners II a "break-up fee" in an amount equal to $6.5 million. For more information, see "Proposal to Approve the Merger—The Merger Agreement—Termination of the Merger Agreement" on page 47 and "Proposal to Approve the Merger—The Merger Agreement—Termination Fees and Expenses" on page 48.

•
Termination of the Merger Agreement—see page 47

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The merger agreement may be terminated at any time prior to the effective time of the merger upon mutual agreement between us and Aslan Realty Partners II, whether before or after the special meeting of our common shareholders.

•
In addition, we or Aslan Realty Partners II may terminate the merger agreement by written notice to the other party, whether before or after the special meeting of our shareholders, if:

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the merger is not consummated before August 31, 2004, except that the terminating party must not have breached in any material respect its obligations under the merger agreement in any manner that has proximately contributed to the failure to complete the merger before August 31, 2004;

•
any judgment, injunction, order, decree or action by any competent governmental authority preventing the consummation of either the merger or the agreements entered into with holders of limited partnership units of our operating partnership for the purpose of redeeming those limited partnership units has become final and non-appealable;

•
upon the vote at the special meeting or any adjournment of the meeting, the approval of our common shareholders of the merger and the other transactions contemplated by the merger agreement is not obtained;

    •
    certain specified modifications to our agreements with certain of the lenders under our debt arrangements have not been obtained by August 26, 2004; or

    •
    the private letter ruling from the Internal Revenue Service relating to an extension of time for GLR Milwaukee Center SPE Corp. to elect to be treated as a "taxable REIT subsidiary" under the Code has not been obtained by August 26, 2004.

  •
  Aslan Realty Partners II may terminate the merger agreement by written notice to us, whether before or after the special meeting of our common shareholders, if:

  •
  we breach or fail to perform our representations, warranties, covenants, obligations or agreements set forth in the merger agreement, or any of our representations or warranties set forth in the merger agreement become untrue so that the conditions to completion of the merger with respect to our representations, warranties and covenants would be incapable of being satisfied by August 31, 2004;

  •
  prior to the special meeting, our board of trustees has withdrawn or modified, in any manner adverse to Aslan Realty Partners II, its approval or recommendation of the merger or the merger agreement in connection with, or approved or recommended, any superior acquisition proposal, or we have entered into a definitive agreement with respect to any acquisition proposal other than the merger agreement and the other transactions contemplated thereby; or

  •
  any judgment, injunction, order, decree or action by any competent governmental authority prevents the consummation of the redemption of our outstanding preferred shares of beneficial interest by August 26, 2004, provided that Aslan Realty Partners II is not in default under the subscription agreement between us and Aslan Realty Partners II relating to the issuance of a new series of preferred shares of beneficial interest, the proceeds of which will be used to redeem our outstanding preferred shares of beneficial interest.

  •
  We may terminate the merger agreement by written notice to Aslan Realty Partners II, whether before or after the special meeting of our common shareholders, if:

  •
  Aslan Realty Partners II or Transwestern Superior Acquisition breach or fail to perform their representations, warranties, covenants, obligations or agreements set forth in the merger agreement, or any of their representations or warranties set forth in the merger agreement become untrue so that the conditions to completion of the merger with respect to their representations, warranties and covenants would be incapable of being satisfied by August 31, 2004; or

  •
  prior to the special meeting, our board of trustees has withdrawn or modified its approval or recommendation of the merger or the merger agreement in connection with, or approved or recommended, a superior acquisition proposal.

  •
  The merger agreement provides that, upon termination in specified circumstances, we must pay a $6.5 million "break-up fee" to Aslan Realty Partners II and, in other specified circumstances, we must pay an "expense fee" of up to $1.0 million. However, if the merger agreement is terminated as a result of our failure to obtain certain specified modifications to our agreements with certain of the lenders under our debt arrangements, we must pay Aslan Realty Partners II a fee of $500,000.

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Determination of the Merger Consideration—see page 21

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The merger consideration to be paid to our common shareholders in the merger was determined based on arms' length negotiations between our company and Transwestern, and no other particular method of determining the merger consideration was used.

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Regulatory and Other Approvals—see page 64

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No federal or state regulatory approvals that are required to complete the transactions contemplated by the merger agreement remain to be complied with other than the filing of the articles of merger with, and the acceptance of the articles for record by, the State Department of Assessments and Taxation of Maryland.

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Conduct of Our Company in the Event the Merger is Not Completed—see page 64

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If the merger is not completed, we will continue to operate as an independent entity as discussed under the heading "Proposal to Approve the Merger—Background of the Merger" on page 22.

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Fees and Expenses—see page 64

•
We estimate that our company will incur, and will be responsible for paying, transaction-related fees and expenses, consisting primarily of filing fees, fees and expenses of our investment banker, real estate advisor, attorneys and accountants, other related charges and costs associated with obtaining lender consents, totaling approximately $6.0 million, assuming the merger and the other transactions contemplated by the merger agreement are completed.

•
Questions and Additional Information

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For additional information regarding the procedure for delivering your proxy, see "The Special Meeting—Voting and Revocation of Proxies" on page 17 and "The Special Meeting—Solicitation of Proxies" on page 17.

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You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold common shares in more than one brokerage account, you will receive a separate voting instruction card for each account in which you hold your common shares. If you are a holder of record of common shares and your shares are registered in more than one name, you will also receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

•
If you have more questions about the merger or how to submit your proxy, or if you need additional copies of this proxy statement, the enclosed proxy card or voting instructions, you should contact MacKenzie Partners, Inc. at 105 Madison Avenue, New York, New York, or by telephone at (212) 929-5500, or our Secretary at our executive offices at 823 Commerce Drive, Suite 300, Oak Brook, Illinois 60523, or by telephone at (630) 368-2900.

•
The Parties to the Transactions

•
Great Lakes REIT is a Maryland real estate investment trust that is the successor to a business that was organized and began operations in 1992, and is a fully integrated, self-administered and self-managed real estate company. As of December 31, 2003, we owned and operated 44 properties in the Chicago, Milwaukee, Detroit, Columbus, Minneapolis, Denver and Cincinnati areas. We have elected to be treated for federal income tax purposes as a real estate investment trust, or REIT. Our main office is located at 823 Commerce Drive, Suite 300, Oak Brook, Illinois 60523 and our telephone number at that location is (630) 368-2900. Our common shares are listed on the NYSE under the symbol "GL."

  •
  Great Lakes REIT, L.P. is a Delaware limited partnership of which we are the sole general partner. We conduct substantially all of our operations through our operating partnership.

  •
  Aslan Realty Partners II, L.P. is an Illinois limited partnership and an affiliate of Transwestern. Aslan Realty Partners II currently is the exclusive funding vehicle for all investments sponsored by Transwestern. Aslan Realty Partners II is a fully-discretionary fund with capital contributions and equity commitments totaling $680 million at December 31, 2003. Aslan Realty Partners II's main office is located at 150 N. Wacker Drive, Suite 800, Chicago, Illinois 60606 and its telephone number at that location is (312) 499-1900. The information provided herein regarding Transwestern and Aslan Realty Partners II has been provided to us by Transwestern.

  •
  Transwestern Superior Acquisition, L.L.C. is a Maryland limited liability company that is wholly owned by Aslan Realty Partners II and was formed solely for purposes of completing the merger.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

        The Securities and Exchange Commission encourages companies to disclose forward-looking information so that investors can better understand a company's future prospects and make informed investment decisions. This information may be made directly in this proxy statement, and may also be made a part of this proxy statement by reference to other documents filed by us with the Securities and Exchange Commission, which is known as "incorporation by reference."

        This proxy statement contains various "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including relating to the financial condition, results of operations, plans, objectives, future performance and businesses of our company, as well as information relating to the merger and other transactions contemplated by the merger agreement, including statements concerning the expected closing of the merger, the conduct of the business of our company pending the completion of the merger, the conduct of the business of our company if the merger is not completed and the tax consequences of the merger. Words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target," "objective," "goal" and words and terms of similar substance used in connection with any discussion of future operating or financial performance, or the merger, identify forward-looking statements. These forward-looking statements are based on management's current expectations, assumptions, estimates and projections about the current economic environment, our company and its industry. You should not place undue reliance on forward-looking statements. Our forward-looking statements are based on management's current views about future events and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.

        In addition to any assumptions and other factors referred to specifically in connection with the forward-looking statements, the following risks related to the merger and our business, among others, could cause or contribute to actual results differing materially from those described in the forward-looking statements:

  •
  risks associated with the satisfaction of the conditions to complete the merger, including the failure to obtain the common shareholder approval, required lender consents or private letter ruling from the Internal Revenue Service in a timely manner or at all;

  •
  conflicts of interest that may influence our trustees and officers to support or recommend the merger;

  •
  the continuing contribution of our key personnel and our ability to attract and retain new personnel;

  •
  conditions in the financial markets generally and the market for real estate finance specifically;

  •
  local or national economic conditions;

  •
  the pace of office space development and sub-lease availability;

  •
  tenant office space demand;

  •
  the financial position of our tenants, including changes in such financial position that may lead to increases in tenant defaults;

  •
  actual tenant default rates compared to anticipated default rates;

  •
  changes in interest rates;

  •
  the impact of current or pending litigation, including pending shareholder litigation;

  •
  other risks inherent in the real estate business; and

  •
  the other risks and uncertainties discussed in our reports and other documents filed with the Securities and Exchange Commission from time to time.

        We caution you not to place undue reliance on our forward-looking statements, which speak only as of the date of this proxy statement or the date of the document incorporated by reference in this proxy statement. Except as required by law, we are under no obligation, and expressly disclaim any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

        For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please see the periodic reports that we have filed with the Securities and Exchange Commission as described under "Where You Can Find More Information."

        All forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section.

THE SPECIAL MEETING

        This proxy statement is furnished in connection with the solicitation of proxies by our board of trustees in connection with a special meeting of our shareholders.

Date, Time and Place of the Special Meeting

        The special meeting is scheduled to be held on April 22, 2004 at 9:00 a.m., local time at 823 Commerce Drive, Oak Brook, Illinois 60523.

Proposal to be Considered at the Special Meeting

        At the special meeting, holders of our common shares will be asked to consider and approve the merger of Great Lakes REIT with and into Transwestern Superior Acquisition and the other transactions contemplated by the Agreement and Plan of Merger that Great Lakes REIT and its operating partnership, Great Lakes REIT, L.P., entered into with Aslan Realty Partners II, L.P. and Transwestern Superior Acquisition, L.L.C. In the merger, each holder of common shares of beneficial interest of Great Lakes REIT will be entitled to receive no less than $15.44 per share in cash, without interest.

Record Date

        We have set the close of business on March 15, 2004 as the record date for determining those shareholders who are entitled to notice of, and to vote at, the special meeting. On that date, we had 16,090,628 common shares outstanding and there were approximately 600 holders of record of common shares entitled to vote at the special meeting (excluding beneficial holders of common shares in "street name").

Voting Rights; Vote Required for Approval

        At the special meeting, you will be entitled to one vote for each common share you hold of record as of March 15, 2004.

        The presence at the special meeting, in person or by proxy, of the holders of a majority of the aggregate number of common shares outstanding on the record date will constitute a quorum, allowing us to conduct the business of the special meeting. The proposal for approval of the merger and the other transactions contemplated by the merger agreement requires the affirmative vote of the holders of at least a majority of our outstanding common shares. A properly executed proxy marked "ABSTAIN" will be counted for purposes of determining whether there is a quorum present but will not be voted. An abstention, therefore, will have the same effect as a vote against the proposal to approve the merger and the other transactions contemplated by the merger agreement.

        As of the record date for the special meeting, our trustees and officers as a group owned or controlled 1,110,721 common shares, which was approximately 6.9% of the total common shares outstanding. Each of our trustees and officers has indicated that he or she intends to vote any common shares owned in favor of the proposal to approve the merger and the other transactions contemplated by the merger agreement at the special meeting, but they have no obligation to do so.

        If you hold your common shares in "street name" (that is through a broker or other nominee), your broker or nominee will not vote your common shares unless you provide instructions on how to vote. You should instruct your broker how to vote your common shares by following the directions your broker provides. If you do not provide instructions to your broker, your common shares will not be voted and this will have the same effect as a vote against the proposal to approve the merger and the other transactions contemplated by the merger agreement.

        Our transfer agent, American Stock Transfer and Trust Company, will tabulate the votes.

Voting and Revocation of Proxies

        After carefully reading and considering the information contained in this proxy statement, each holder of common shares should complete, date and sign its proxy card and mail the proxy card in the enclosed return envelope as soon as possible so that those shares are represented at the special meeting, even if holders plan to attend the special meeting in person. You can also submit your proxy authorization by telephone by calling the number on your proxy card or over the Internet by visiting the Web site designated on your proxy card. You must have your control number and proxy card available if you intend to submit your proxy authorization by telephone or over the Internet. If submitting your proxy authorization by telephone, follow the instructions on your proxy card and use the telephone keypad to submit any required information and your voting instructions after the appropriate voice prompts. If submitting your proxy authorization over the Internet, please follow the on-screen instructions and the instructions on your proxy card. Do not send in your share certificates with your proxy card.

        Properly completed proxies received at any time before the special meeting and not revoked or superseded before being voted will be voted at the special meeting. If the proxy indicates a specification, it will be voted in accordance with the specification. If no specification is indicated, the proxy will be voted "FOR" the proposal to approve the merger and the other transactions contemplated by the merger agreement. You may also vote in person by ballot at the special meeting. Pursuant to our bylaws, no other business is permitted to be transacted at the special meeting of our common shareholders. On any motion to adjourn the special meeting, only those common shares represented by proxies entitled to vote "FOR" the proposal to approve the merger and the other transactions contemplated by the merger agreement will be voted by the named proxies "FOR" such adjournment.

        If you hold your shares in "street name" through a broker or other nominee and have instructed a broker or nominee to vote your common shares, until your proxy is exercised at the special meeting, you can revoke your proxy and change your vote by following the directions received from your broker or nominee to change those instructions.

        If you are a registered holder of common shares, until your proxy is exercised at the special meeting, you can revoke your proxy and change your vote in any of the following ways:

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  by delivering a written revocation to our Secretary;

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  by delivering a proxy of a later date by mail, telephone or Internet; or

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  by attending the special meeting and voting in person, provided that your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting.

Solicitation of Proxies

        We will bear the expenses in connection with the solicitation of proxies. We have engaged the services of MacKenzie Partners, Inc., 105 Madison Avenue, New York, New York 10016, to solicit proxies and to assist in the distribution of proxy materials. In connection with its retention by us, MacKenzie Partners, Inc. has agreed to provide consulting and analytic services and to assist in the solicitation of proxies, primarily from banks, brokers, institutional investors and individual shareholders. We have agreed to pay MacKenzie Partners, Inc. a fee of approximately $12,000 plus out-of-pocket expenses for these services. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of common shares held of record by those persons, and we may reimburse them for their reasonable transaction and clerical expenses. Solicitation of proxies will be made principally by mail. Proxies may also be solicited in person, or by telephone, facsimile, telegram or other means of communication, by our officers and regular employees. These people will receive no additional compensation for these services, but will be reimbursed for any transaction expenses incurred by them in connection with these services.

        You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold common shares in more than one brokerage account, you will receive a separate voting instruction card for each account in which you hold your common shares. If you are a holder of record of common shares and your shares are registered in more than one name, you will also receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

PROPOSAL TO APPROVE THE MERGER

The Merger

        The merger agreement provides for our merger with and into Transwestern Superior Acquisition, a wholly owned subsidiary of Aslan Realty Partners II and an affiliate of Transwestern. Transwestern Superior Acquisition will continue as the surviving company in the merger. The merger will be effective when the articles of merger have been accepted for record by the State Department of Assessments and Taxation of Maryland in accordance with Maryland law, which is expected to occur within three business days after shareholder approval of the merger and the other transactions contemplated by the merger agreement and the satisfaction or waiver of all other conditions to closing under the merger agreement.

        Pursuant to the merger agreement, Transwestern Superior Acquisition agreed to pay $14.98 per share in cash to our common shareholders upon the closing of the merger. The terms of the merger agreement permit us to sell certain of our properties, including our portfolio of medical office buildings and Minnesota assets. Our portfolio of medical office buildings and our Court International property in Minnesota were sold for their contract prices prior to the date of this proxy statement.

        As of the effective time of the merger, holders of our common shares will have no further ownership interest in the surviving company. Instead, each holder of our common shares outstanding (including specified holders of our common shares that are subject to restriction) immediately prior to the effective time of the merger will be entitled to receive, based on the net proceeds from the sales of our portfolio of medical office buildings and Court International property calculated as of the date of this proxy statement, $15.44 per common share in cash, without interest, upon surrender of the certificates formerly evidencing the common shares. The merger consideration will be increased automatically in the event we consummate, prior to the filing of articles of merger with the State Department of Assessments and Taxation of Maryland, the sale of certain specified properties if any of those sales provides net proceeds in excess of the applicable agreed value. We have entered into an agreement to sell our University Office Plaza property to the University of Minnesota for a contract price that would increase the per share contribution payable in the merger by an estimated $0.11 per common share. In addition, we have entered into an agreement to sell our 3550 Salt Creek Lane property for a contract price that would increase the per share consideration payable in the merger by an estimated $0.05 per common share. Assuming the University Office Place property is sold to the University of Minnesota for its contract price and the 3550 Salt Creek Lane property is sold for its contract price, we estimate that you would be entitled to receive $15.60 per common share in cash in the merger.

        We have also entered into a separate agreement with Fortis Asset Management relating to the University Office Plaza property. That agreement provides for Fortis' purchase of the University Office Plaza property in the event the sale of the property to the University of Minnesota is not consummated. If the University Office Plaza property is sold to Fortis for the price specified in our contract with Fortis, the per share consideration payable in the merger would be increased by an estimated $0.08 per common share rather than the estimated $0.11 per common share.

        The amount of any increase in the merger consideration will be equal to each common share's ratable portion of the increase, rounded to the nearest whole cent. See "—The Merger Agreement—Covenants of All of the Parties—Sales of Certain Properties" below. We will publicly announce any increase in the merger consideration prior to the completion of the merger. However, there can be no assurance that we will consummate the sale of the University Office Plaza property to either the University of Minnesota or Fortis or that we will consummate the sale of the 3550 Salt Creek Lane property. In addition, there are no understandings or contracts with respect to any of the other potential sale properties and there can be no assurance that we will sell any of those properties.

        Pursuant to the merger agreement, our board of trustees has suspended the monthly dividend on our common shares and terminated our dividend reinvestment and direct share purchase and sale plan. Accordingly, you will not receive additional dividends prior to the effective time of the merger.

        In addition, immediately prior to the effective time of the merger, each then outstanding option to purchase common shares, including those options held by our trustees and officers, whether or not then vested or exercisable, that has an exercise price less than the merger consideration will be surrendered or converted in exchange for alternative consideration equal to the product of (1) the number of common shares provided for in the option and (2) the excess of (a) the merger consideration less (b) the exercise price per share provided for in the option. Each outstanding option, whether or not then vested, that has an exercise price equal to or greater than the merger consideration, will be surrendered or converted in exchange for $0.05 per common share issuable upon exercise of the option. All payments will be made net of any applicable withholding taxes.

Redemption of Limited Partnership Units

        Each holder of limited partnership units of our operating partnership, other than us and our subsidiaries, has executed an irrevocable notice of redemption, which, among other things, provides that those holders will irrevocably agree to the redemption of their limited partnership units on the closing date of the merger immediately prior to the effective time of the merger and their limited partnership units will be converted into the right to receive common shares in our company in the amounts provided for in the partnership agreement with respect to our operating partnership. Pursuant to the notices of redemption, immediately prior to the effective time of the merger, the transactions contemplated by the notices of redemption will be automatically consummated.

        In addition, we will form a new wholly owned corporation, which will file an election to be treated as a taxable REIT subsidiary. We will sell 100 limited partnership units of our operating partnership to the new subsidiary for an amount equal to the merger consideration per limited partnership unit.

Redemption of Series A Preferred Shares

        Prior to the effective time of the merger, we will redeem all of our issued and outstanding Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $.01 per share (sometimes referred to in this proxy statement as our "outstanding preferred shares"). Under the merger agreement, we must issue notice to holders of our outstanding preferred shares, in accordance with the articles supplementary to our declaration of trust, for redemption of our outstanding preferred shares at least 31 days prior to the closing date of the merger.

        The redemption will be funded from the proceeds of the issuance and sale of a new series of preferred shares of beneficial interest (sometimes referred to in this proxy statement as the "new preferred shares") to Aslan Realty Partners II pursuant to a subscription agreement entered into between us and Aslan Realty Partners II. The aggregate purchase price to be paid by Aslan Realty Partners II for the new preferred shares will be a cash amount equal to $37.5 million plus the amount of any accrued and unpaid dividends on our outstanding preferred shares through and including the redemption date. The number of preferred shares to be purchased by Aslan Realty Partners II will be equal to the purchase price for the new preferred shares described above divided by $1,000. The terms and conditions of the new preferred shares will be identical to the terms and conditions of our outstanding preferred shares except:

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  the dividend rate will be 9% per annum;

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  dividends on the new preferred shares will not begin to accrue until January 1, 2005;

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  the redemption price for the new preferred shares will be $1,000 per share; and

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  the first date that the new preferred shares may be redeemed will be January 1, 2009.

        As of the effective time of the merger, each new preferred share will automatically be cancelled and will be converted into the right to receive $1,000 in cash, without interest. The redemption of our outstanding preferred shares will not occur unless all of the conditions to the merger have been satisfied or waived.

Determination of the Merger Consideration

        The merger consideration to be paid to our common shareholders in the merger was determined based on arms' length negotiations between our company and Transwestern, and no other particular method of determining the merger consideration was used.

Payment of Merger Consideration and Surrender of Share Certificates

        If we complete the merger, our company will be merged with and into Transwestern Superior Acquisition, which will continue as the surviving company, and our operating partnership will be controlled by Aslan Realty Partners II. Upon the completion of the merger, each of our common shareholders will be entitled to receive no less than $15.44 in cash, without interest, less required withholding taxes, for each common share that they own at the time the merger is completed. Aslan Realty Partners II intends to designate American Stock Transfer and Trust Company as the paying agent to make the cash payments contemplated by the merger agreement. At or prior to the effective time of the merger, Aslan Realty Partners II will deposit in trust with the paying agent funds in an aggregate amount equal to the merger consideration for all shareholders. The paying agent will deliver to you your merger consideration according to the procedure summarized below.

        At the effective time of the merger, we will close our share ledger. After that time, if you present common share certificates to the paying agent, the paying agent will exchange them for cash as described in this section.

        If you own your common shares in "street name" through a broker or other nominee, we expect that your broker or nominee will take the actions required to obtain delivery of the merger consideration to your account on your behalf and you will not be required to take any action to receive the merger consideration.

        If you are a registered holder of common shares, promptly after the effective time of the merger, the paying agent will send you, or cause to be sent to you, a letter of transmittal and instructions advising you how to surrender your certificates in exchange for the merger consideration.

        The paying agent will promptly pay you your merger consideration after you have (1) surrendered your certificates to the paying agent and (2) provided to the paying agent any other items specified by the letter of transmittal.

        Interest will not be paid or accrue in respect of cash payments of merger consideration. The amount of any merger consideration paid to you will be reduced by any applicable withholding taxes.

        If the paying agent is to pay some or all of your merger consideration to a person other than you, you must have your certificates properly endorsed or otherwise in proper form for transfer, and you must pay any transfer or other taxes payable by reason of the transfer or establish to the surviving company's satisfaction that the taxes have been paid or are not required to be paid.

        You should not forward your share certificates to the paying agent without a letter of transmittal, and you should not return your share certificates with the enclosed proxy.

        The transmittal instructions will tell you what to do if you have lost your certificate, or if it has been stolen or destroyed. You will have to provide an affidavit to that fact and, if required by the surviving company, post a bond in an amount that the surviving company reasonably directs as indemnity against any claim that may be made against it in respect of the certificate.

        One year after the merger occurs, the paying agent will return to the surviving company all funds in its possession, and the paying agent's duties will terminate. After that time, common shareholders may surrender their certificates to the surviving company and, subject to applicable abandoned property, escheat and similar laws, will be entitled to receive the merger consideration without interest. None of us, the paying agent, the surviving company, Aslan Realty Partners II or any other person will be liable to any common shareholder for any merger consideration delivered to a public official pursuant to applicable abandoned property, escheat and similar laws.

Background of the Merger

        During 2000, we initiated a review of strategic issues facing us and alternatives that might be available to enhance shareholder value. We hired Lehman Brothers to provide financial advice in this regard. Among the transactions considered in this process were sales of some or all of our assets and various business combinations or other change in control transactions involving us. In connection with this process, Lehman Brothers contacted over 25 strategic and financial buyers to determine whether they would be interested in pursuing a possible business combination or other strategic transaction with us. Over 15 of these parties signed confidentiality agreements with us and performed preliminary due diligence. Through this process, we received preliminary indications of interest to acquire Great Lakes REIT, and several of the participating parties conducted additional due diligence. We had additional discussions with some of those parties; however, no definitive agreement was reached with any of these parties. Based on the indicated levels of interest that were expressed during this process, in September 2000, our board of trustees determined that the pursuit of a possible business combination or other strategic transaction was not in the best interests of our shareholders at that time. As a result, we terminated our engagement of Lehman Brothers and ended the formal strategic alternatives process. Transwestern was one of the parties contacted by Lehman Brothers in 2000 as part of this process. Transwestern executed a confidentiality agreement and conducted preliminary due diligence on us as part of this process. Transwestern informed Lehman Brothers of its level of interest at that time. Because Transwestern's preliminary indication of potential value was lower than those of other participants in this process, Transwestern's participation in this process ceased in mid-2000.

        Over the next three years, demand for office space in the United States generally and in the Midwestern real estate markets in which we operate in particular declined, which led to a decline in the leasing environment in our markets and a decline in our operating results. Beginning in late 2002, in light of these market conditions, our board of trustees and management again initiated a review of issues facing our company and alternatives that might be available to enhance shareholder value. At that time, our markets were suffering from a decline in demand for office space and a continuing supply of new office buildings, resulting in increasing vacancies and negative rental pricing trends. Despite these negative leasing trends, however, valuations of office properties in our markets were relatively stable and, in some cases, increasing as evidenced by sale transactions completed in our markets by other public and private real estate companies. We believe that these valuation trends were attributable to increasing amounts of institutional capital and capital from non-U.S. sources and the availability of relatively low cost debt financing targeted for real estate investments.

        Also in late 2002, in connection with management's development of our operating budget for 2003, our board of trustees instructed management to present an evaluation of our ability to continue paying the current monthly dividend of $0.135 per common share through the end of 2003. As a result of this analysis, in November 2002, our board indicated its intention to maintain that dividend rate throughout 2003 and issued a press release announcing this intention. The press release indicated that the payment of dividends beyond 2003 was necessarily dependent on several factors, including but not limited to our future cash position, operating results, cash flows and general financial condition.

        In February 2003, in light of the negative leasing conditions but positive real estate investment trends described above, our board of trustees instructed our management to begin evaluating alternatives that might be available to take advantage of these conditions and enhance shareholder value. In response to this directive, in March and April of 2003, our management had discussions with professionals from several real estate brokerage and other financial advisory firms that our management believed could assist us in determining whether there were strategic alternatives that should be pursued. These discussions focused on the various firms' views as to what alternatives might be available to us and what services those firms might be able to provide in this regard. Our management received proposals from three firms to serve as our advisor in connection with this process. In April 2003, after evaluating these proposals, our management recommended that Cushman & Wakefield, a global real estate services firm with more than 11,000 employees and offices in 49 countries, be retained as our real estate advisor in the event our board determined that it would be prudent to further explore strategic alternatives designed to enhance shareholder value.

        On March 7, 2003, the only equity research analyst covering Great Lakes REIT common shares issued a "strong sell" recommendation for our common shares, targeting a price of $11.00 to $11.50 per share. The analyst's report indicated that this recommendation was based on the negative leasing conditions identified above and his belief that our board would need to reduce the dividend on our common shares as a result of sharp declines in occupancy and lease rates, combined with expected increased capital expenditure requirements necessary to attract new tenants. On March 6, 2003, the last trading day prior to the issuance of the "strong sell" recommendation, the last reported sales price of our common shares on the New York Stock Exchange was $15.40 per share. On March 10, 2003, the trading price of our common shares on the New York Stock Exchange hit a new 52-week low of $13.74 per share, and the common shares traded as low as $12.76 per share on March 12, 2003.

        At an April 16, 2003 board meeting, management reviewed our current financial position and prospects. At the same meeting, Jones Day, our outside legal counsel, reviewed the trustees' duties as they applied generally and as they applied in the event our board decided to engage in a possible sale or change in control transaction. In addition, representatives of Cushman & Wakefield discussed with our board of trustees the strategic alternatives that they believed might be available to us. Following these discussions, our board determined that it would be appropriate to explore all strategic alternatives that might be available to enhance shareholder value. The alternatives considered included a potential change in control transaction, sales of some or all of our real estate assets and a reduction in the dividend rate paid on our common shares while continuing to operate our business as an independent public company. After this board meeting, we retained Cushman & Wakefield as our real estate advisor, and authorized the firm to solicit preliminary indications of interest from potential parties that might be interested in a possible business combination with, investment in or acquisition of our company or some or all of our assets. On April 21, 2003, we issued a press release announcing that our board had engaged Cushman & Wakefield as a real estate advisor to assist it in analyzing alternatives to improve shareholder value. In connection with this decision to explore strategic alternatives, our board of trustees formed a strategic alternatives committee comprised of three independent trustees, Matthew Dominski, Daniel Kearney and Richard Terry. These trustees were selected due to their independence and extensive experience in mergers and acquisitions and other capital markets transactions. The strategic alternatives committee's function was to provide guidance and direction to management and our advisors and to review matters relating to the strategic assessment process before submission of those matters to our entire board for its consideration.

        At the direction of our board, Cushman & Wakefield contacted over 175 strategic and financial buyers (including Transwestern) from April 2003 through November 2003 regarding the possibility of a strategic transaction with Great Lakes REIT. Most of these parties were identified by Cushman & Wakefield and us based on a determination of which parties might realistically be a candidate to conclude a possible strategic transaction with us. In addition, some of the potential interested parties approached us independently following our public announcement that we had retained Cushman & Wakefield in connection with our decision to explore strategic alternatives to improve shareholder value. Thirty-eight of these parties entered into confidentiality agreements and received nonpublic information about our business operations and properties. In May and June 2003, at our direction, Cushman & Wakefield and our other advisors arranged for various meetings between members of Great Lakes REIT management and potential interested parties, arranged for potential buyers to visit data rooms and review documents relating to our business and provided additional information in response to follow-up inquiries from potential interested parties.

        During this period, the strategic alternatives committee of our board met on a number of occasions and received updates from Cushman & Wakefield and management regarding the process undertaken by Cushman & Wakefield at the direction of our board. In addition, the strategic alternatives committee received proposals from and interviewed several investment banking firms before selecting Houlihan Lokey in June 2003 to provide financial advisory services in connection with the strategic alternatives process.

        In late June 2003, we received preliminary written indications of interest to acquire our company from eight parties. These preliminary written indications of interest reflected potential valuations of our company within a range of approximately $535 million to $550 million on the low end and $560 to $610 million on the high end. The highest indicated potential valuation of $610 million was submitted by Transwestern. Following receipt of the preliminary indications of interest, Cushman & Wakefield held follow-up discussions with each of the potential interested parties. At a July 2, 2003 board meeting, Cushman & Wakefield and management led our board through an analysis of each of the written indications of interests, identifying the positives and negatives of each proposal. Except for the proposal from Transwestern, each of the proposals at the high end of the range of indicated valuations had apparent issues associated with the financing of the proposal or the prospective bidder's ability to close a transaction with us. While the information provided to our board of trustees indicated that Transwestern appeared to be the most likely party to be able to complete a significant transaction at an acceptable price (based on Transwestern's reputation, access to capital and knowledge of our real estate markets), none of the other proposals was rejected at that time. At the conclusion of this discussion, our board instructed management and Cushman & Wakefield to continue discussions with Transwestern and to work with the other potential interested parties to determine whether they could increase their indicated valuations and whether any of the issues identified with respect to these other proposals could be eliminated or reduced. Following Cushman & Wakefield's discussions with the other potential interested parties, Transwestern's indicated valuation remained significantly higher than the other indicated valuations as those other parties declined to increase their indicated valuations, in part because a number of the potential interested parties were not interested in acquiring our entire real estate portfolio.

        Commencing in June 2003, in connection with the ongoing strategic alternative process and at the direction of the strategic alternatives committee of our board, Houlihan Lokey conducted an analysis of alternative transactions that might be available to us. These alternative transactions included the sale of our real estate portfolio to multiple buyers as well as the possibility of creating a liquidating trust and attempting to dispose of our real estate assets in an orderly fashion. Houlihan Lokey presented the results of its analysis at a meeting of our board held on July 25, 2003. The analysis presented an overview of the potential risks that could impede the successful execution of any of these alternative transactions. Houlihan Lokey did not quantify these risks, but rather provided a general description of the risks and the limitations on possible increases in value to our shareholders. For example, the transaction costs associated with these alternative transactions were likely to be significant, and our company would continue to incur public company costs as we would still be obligated to file periodic reports with the Securities and Exchange Commission. Based in part on input from our advisors, our board of trustees declined to pursue further any of these alternative transaction structures at that time.

        Throughout July and August of 2003, our management and advisors continued to pursue a possible transaction with Transwestern, with Transwestern continuing to spend significant time and resources on due diligence with respect to our company and the properties comprising our real estate portfolio. Throughout this period, Cushman & Wakefield remained in contact with the other potential interested parties and provided them with updated financial and other information about our business operations and properties when requested. On August 15, 2003, Jones Day circulated to Transwestern and its advisors a form of proposed agreement providing for the acquisition of Great Lakes REIT in an all-cash transaction. As a result of the ongoing negotiations and Transwestern's ongoing due diligence review of Great Lakes REIT and our real estate portfolio, on August 25, 2003, Transwestern notified us that, based on information provided to them by us and subject to further due diligence, they valued our real estate portfolio at approximately $600 million. Transwestern also provided us with an estimated per share valuation of our company that was based on a number of assumptions, including assumptions with respect to potential liabilities and transaction costs. Implicit in Transwestern's per share valuation was the assumption that our board of trustees would agree to suspend dividend payments on our common shares and that Transwestern's per share valuation would decrease to the extent dividend payments on our common shares were to continue. In addition, the strategic alternatives committee of our board received regular updates from management and our advisors regarding the strategic assessment process. Based on these discussions, Cushman & Wakefield advised our senior management that Transwestern's indicated valuation continued to be significantly higher than what other potential interested parties would be willing to pay for Great Lakes REIT and that none of the other potential interested parties in the higher valuation range possessed the committed capital, experience and knowledge of our portfolio that would be important in successfully concluding a transaction.

        At a meeting of our board of trustees held on September 2, 2003, our board and management again considered the possibility of continuing to operate the business. However, all of the negative conditions that existed when our board determined to pursue strategic alternatives designed to enhance shareholder value in April 2003 continued to exist, and some had worsened. For example, capital requirements for leasing transactions had continued to increase while net rental rates had continued to decline. In addition, though the status of the United States economy in general had improved, market vacancies remained high and the outlook for office space demand in our real estate markets remained uncertain. In this regard, our board considered the fact that, according to statistics published by the Federal Reserve Bank of Chicago, the metropolitan Chicago area, where the majority of our properties are located, lost more than two times the national average of jobs in the business-service sector during the three years ended September 2003 as a result of job losses or cuts related to corporate takeovers, the impact of the recession on technology-related businesses and the migration of businesses to other parts of the country. The impact of job losses in this sector further reduced demand for office space in our real estate markets as most of our current and prospective tenants are engaged in businesses in the business-service sector. Our board recognized that there was substantial uncertainty regarding whether the market price of our common shares would fully recover in the foreseeable future if we reduced the dividend and continued operating the business. The lack of securities analyst coverage of our common shares, the relatively low average trading volume of our common shares and the continuing costs associated with our public company status, as well as increased regulatory costs associated with compliance with the Sarbanes-Oxley Act of 2002, further reinforced this view. As a result of all of these adverse conditions, if we continued to operate our business as an independent public company, it could be necessary to reduce the monthly dividend. Although our board did not reach a decision with respect to the extent or timing of any such dividend cut, it was anticipated that the market price of our common shares would be adversely affected by any reduction in the dividend rate.

        Members of our senior management and advisors continued to have discussions with Transwestern during September and October of 2003. These discussions were principally focused on the values assigned to the various properties in our portfolio as well as due diligence matters that were raised by Transwestern. In early October 2003, another publicly-traded REIT that had submitted a written preliminary indication of interest in June 2003 contacted Cushman & Wakefield to discuss further a potential transaction. Several discussions, which involved our management, Cushman & Wakefield and the other party, were held regarding a potential transaction. Following these discussions, our senior management met with senior management of this party to discuss a potential transaction with the expectation that the possible buyer would propose an indicated valuation for our company in the range of what Transwestern had proposed. Following this meeting, however, Cushman & Wakefield and our senior management concluded that this potential buyer's indicated valuation would continue to represent a substantial discount to Transwestern's proposal. In addition, this potential buyer indicated that it was not interested in our entire real estate portfolio, which would require that we seek out another buyer for the remaining properties in the portfolio. This transaction structure could lead to significant increases in transaction costs, significantly increase the risk of unsuccessful execution and adversely affect the ultimate consideration to be paid to our shareholders.

        Beginning in October 2003, we began to pursue the sales of some of our real estate assets that we believed could be sold in a timely manner at prices that would generate an attractive return to our company. Based on indications of interest received by Cushman & Wakefield and members of our management, we believed the sale of some or all of these properties at their indicated valuations would be in the short- and long-term best interests of our company and our shareholders even if we determined not to pursue a sale of the entire company. The assets that we began to market were our portfolio of medical office buildings in the Chicago area and our two office buildings in the Minneapolis area. We also marketed some of our other properties in the Chicago, Columbus and Detroit markets. In October 2003, Cushman & Wakefield approached LaSalle Investment Management and two other potential interested parties regarding our portfolio of medical office buildings. These three parties had periodically contacted us regarding these assets since we acquired them in 2002. We received preliminary indications of interest from these parties reflecting potential valuations of the medical office building portfolio within a range of approximately $62 million on the low end to $65 million on the high end. Transwestern had assigned a preliminary valuation of approximately $64 million to this portfolio and had indicated that it was unwilling to increase this valuation, in part because of its lack of experience with owning and operating medical office building assets. We had follow-up discussions with LaSalle and the other potential interested parties, with LaSalle indicating that they would be able to increase their valuation to approximately $69 million pending completion of due diligence. This price represented a potential gain of approximately $10 million over our investment in this portfolio, which we had acquired less than 18 months earlier. Based on this information, our board authorized management to work towards negotiating a definitive agreement for the sale of this portfolio to LaSalle. This decision was made after the other potential interested parties indicated that they were unwilling to increase their valuations to a level that was higher than LaSalle's and taking into account LaSalle's reputation, access to capital and ability to execute the transaction within a short time period.

        In early November 2003, we and Cushman & Wakefield had discussions with Fortis Asset Management and another potential interested party regarding our Court International property in the Minneapolis area. Both of these potential interested parties assigned a valuation of approximately $35 million to this property, which was significantly higher than Transwestern's $31.5 million valuation. Following these discussions, we determined to negotiate a definitive agreement providing for a sale of this property to Fortis, taking into account Fortis' reputation, access to capital and ability to execute the transaction within a short time period, as well as Fortis' willingness to purchase our other Minneapolis asset, University Office Plaza, if we could not find another buyer for that asset. We also had determined to negotiate a definitive agreement providing for a sale of the University Office Plaza property to the University of Minnesota, which had expressed an interest in acquiring this property on several occasions over the past few years and had offered to pay approximately $7 million for this asset. This price represented approximately $1 million more than Fortis' valuation and was approximately $2.5 million higher than Transwestern's valuation.

        We continued discussions with Transwestern in November 2003 regarding the possibility of Transwestern acquiring our company, informing Transwestern's representatives that we were marketing some of our real estate assets that we believed could be sold for prices higher than the prices assigned to those assets by Transwestern and that Transwestern's agreement to permit the sale of those properties was integral to our continuing to discuss a possible transaction. We also informed Transwestern that they needed to provide us with a definitive per share valuation of our company so that our shareholders could readily evaluate any proposal. Transwestern indicated that these conditions generally were acceptable to them and Transwestern continued to perform due diligence on Great Lakes REIT and our portfolio of real estate assets through November 2003.

        During this period, our board of trustees and the strategic alternatives committee met on several occasions. At these meetings, our board and the committee discussed the continued difficult leasing environment for our properties, the future capital expenditures associated with these properties, the prospects for recovery and the potential impact of these conditions on the dividend rate on our common shares after 2003. In addition, our board continued to explore the potential transaction with Transwestern and the developments related to the ongoing discussions with Transwestern and the other possible asset sales. We also continued to pursue the sales of our portfolio of medical office buildings and Minnesota assets to the previously identified potential buyers throughout this period.

        In mid-November 2003, Transwestern indicated that it continued to be interested in pursuing a transaction with us and was prepared to negotiate a definitive transaction agreement with us only if we would agree to negotiate exclusively with Transwestern until at least December 22, 2003 while it completed its due diligence review of our company. Transwestern was unwilling to invest additional resources into its pursuit of a transaction with us unless we agreed to negotiate exclusively with Transwestern during this period. Transwestern indicated that, as a condition to its agreement to continue to negotiate with us, we would need to agree to pay Transwestern a "break-up" fee of $1 million, plus expenses, if we failed to reach agreement on a definitive agreement with Transwestern during the exclusivity period and subsequently sold our company to another party within the next 12 months. Our management and advisors indicated that they thought that the proposed break-up fee was excessive but that they would discuss Transwestern's proposal with our board of trustees. As part of its revised proposal, Transwestern indicated that its then current valuation of our real estate assets was consistent with its August 25, 2003 preliminary indication of value, pending completion of due diligence. Our management informed Transwestern that we continued to need the flexibility to sell some of our assets if we could obtain higher sales prices for those properties than the prices assigned to them by Transwestern. Transwestern indicated that it continued to be amenable to providing us with this flexibility with respect to certain of our properties, including the medical office portfolio and the Minneapolis area properties.

        Our board of trustees met on November 24, 2003 to consider Transwestern's exclusivity request. Representatives of Cushman & Wakefield, Houlihan Lokey and Jones Day were present at this meeting. Jones Day reminded the board members of their duties in general and as they relate to a potential change in control transaction in particular. No decision to pursue a particular course was made at this meeting. However, after extensive discussions in which our board of trustees, its advisors and management considered, among other things, the process undertaken to date, Transwestern's request for exclusivity, the lack of other viable proposals for the purchase of the entire company and the risks of losing Transwestern as a potential buyer of our company and those associated with continuing to operate our company, our board of trustees authorized us to negotiate with Transwestern on an exclusive basis but instructed management and our advisors to negotiate a reduction to the proposed break-up fee to no more than $500,000 of actual expenses incurred by Transwestern following that date. In connection with this determination, our board, its advisors and management considered and rejected the possibility of setting up a liquidating trust to conduct an orderly sale of our company's real estate assets because of the high transaction costs associated with such an approach and because our board believed it was unlikely that any significant additional value could be achieved through that approach compared to the sale of our company to Transwestern. Following that board meeting, we and Jones Day negotiated the definitive terms of the exclusivity agreement with Transwestern and its legal advisors and, on December 1, 2003, we entered into an exclusivity agreement with Transwestern. As part of the exclusivity agreement, we agreed to reimburse Transwestern for up to $500,000 of its out-of-pocket expenses incurred subsequent to November 24, 2003 if we did not consummate a transaction with Transwestern and instead entered into a significant transaction with another party within the next 12 months.

        During December 2003, representatives of Great Lakes REIT, Jones Day and Transwestern and its counsel met on several occasions regarding the terms of Transwestern's proposal, and Jones Day and Transwestern's counsel exchanged a number of drafts of a merger agreement providing for Transwestern's acquisition of Great Lakes REIT in an all-cash transaction. During this process, Transwestern indicated that it did not intend to retain any of our senior management on a long-term basis. From the outset, one of Transwestern's requirements was that all members of our senior management who were entitled to receive payments pursuant to their preexisting employment or change in control agreements in connection with the possible merger execute releases in favor of Transwestern. Transwestern recognized that these releases were not required by the terms of the preexisting agreements with these management members but insisted that these be agreed upon nonetheless. In addition, Transwestern required that once an acquisition agreement was executed, our board agree to suspend dividend payments on our common shares pending completion of the merger and that we obtain consents from the lenders under our existing debt arrangements to the proposed transaction and certain other matters.

        Transwestern continued its due diligence during this period, and we continued our efforts to sell our portfolio of medical office buildings and Minnesota assets. On December 22, 2003, our board of trustees again met to consider the matter. No decision to pursue a particular course with Transwestern was made at this meeting. At the meeting, however, our board approved the proposed sale of our Court International property to Fortis for a contract price of approximately $35 million. This price would represent a gain of approximately $9.3 million to us. In addition, our board received an update regarding the status of negotiations with Transwestern and the status of the proposed sales of our portfolio of medical office buildings and University Office Plaza, our other Minneapolis asset.

        Our board of trustees met again on January 6, 2004 to consider the process. Representatives of Cushman & Wakefield, Houlihan Lokey and Jones Day were present at this meeting. No decision to pursue a particular course of action with Transwestern was made at this meeting. However, after extensive discussions in which our board of trustees, its advisors and management considered, among other things, the process undertaken to date, the lack of other proposals to acquire our company and the potential risk of losing the Transwestern proposal, including the significant risks associated with continuing to operate our company in light of the declining demand for office space in our real estate markets, decreases in rental rates for our portfolio and projected increases in capital expenditures across our portfolio, our board of trustees authorized us to continue to negotiate with Transwestern on an exclusive basis. At that meeting, our board of trustees also approved the proposed sale of our portfolio of medical office buildings to LaSalle for a contract price of approximately $69 million and the proposed sale of our University Office Plaza property to the University of Minnesota for a contract price of approximately $7 million. These prices would represent an aggregate gain of approximately $10.2 million to us. In addition, our board of trustees approved a contract pursuant to which Fortis would agree to purchase the University Office Plaza property for a contract price of approximately $6 million in the event the sale to the University of Minnesota was not consummated. In exchange for Fortis' agreement to "backstop" that sale, we agreed to pay Fortis $500,000 of the additional $1 million that the University of Minnesota was willing to pay for the University Office Plaza property if the sale to the University of Minnesota closed on the contract terms.

        Between January 7, 2004 and January 20, 2004, representatives of Great Lakes REIT, Transwestern and their respective legal counsel negotiated definitive documentation relating to Transwestern's proposal. Matthew Dominski, one of our trustees and a member of the strategic alternatives committee of our board, also participated in these negotiations. In addition, senior members of our management had discussions with representatives of Transwestern relating to follow-up due diligence and real estate valuation issues. Terms that were extensively negotiated included price, closing conditions (specifically lender consents and the receipt of a private letter ruling from the Internal Revenue Service), termination rights, limitations on our ability to solicit or negotiate alternative transactions, the amount of the break-up fee, the amount of our expense reimbursement obligation, the circumstances under which we would be required to pay a break-up fee or reimburse Transwestern for its out-of-pocket expenses, the nature and scope of representations, warranties and covenants and Transwestern's request that our officers execute releases in connection with their expected receipt of change in control, severance and other payments upon the closing of the proposed merger.

        On January 9, 2004, we entered into a backstop agreement with Fortis with respect to the University Office Plaza property, on January 15, 2004, we entered into the definitive agreement providing for the sale of our portfolio of medical office buildings to LaSalle for a contract price of approximately $69 million and on January 19, 2004, we entered into the definitive agreement providing for the sale of the University Office Plaza property to the University of Minnesota for a contract price of approximately $7 million.

        On January 19, 2004, Transwestern informed us that its per share offer was a minimum of $15.00 in cash per common share of beneficial interest to acquire our company. This per share price was based on, and subject to the accuracy of, various assumptions regarding potential liabilities and transaction costs. This amount would be subject to increase in the event that we were able to sell certain of our real estate assets for values in excess of the values assigned to those assets by Transwestern. Based on the previously executed contracts to sell our portfolio of medical office buildings and Minnesota assets and a comparison of the contract prices with respect to those pending asset sales to the values assigned to those assets by Transwestern, our management believed that the per share price to be paid by Transwestern in the merger would increase to approximately $15.55 per common share of beneficial interest, assuming these sales closed on their contract terms.

        During this period, our board of trustees met on three separate occasions to discuss the matter (January 15 (one meeting) and January 20 (two meetings)). In addition to senior management, representatives of Cushman & Wakefield, Houlihan Lokey and Jones Day participated in each of the meetings. At the January 15 board meeting, management and our advisors provided our board with an update regarding the ongoing negotiations with Transwestern and its advisors, and our board directed management and our advisors to continue to negotiate with Transwestern and to resolve the outstanding valuation and legal issues. Each member of our board of trustees was provided with copies of the draft transaction documents on January 17, 2004. At the first board meeting held on January 20, our board again received an update from management and our advisors regarding the status of negotiations with Transwestern and its advisors and discussed with Jones Day the outstanding legal issues and various provisions of the draft merger agreement that had been distributed to our board the previous weekend. Following that meeting, our board directed management and our advisors to continue to negotiate with Transwestern in an effort to determine whether an acceptable agreement could be reached. Our board agreed to reconvene later that evening to receive a report as to the status of ongoing negotiations. At the board meeting held in the evening on January 20, our board received a further update regarding negotiations with Transwestern. Management reported that the parties had reached an understanding with respect to the principal legal and valuation issues with the exception of Transwestern's request for management releases. Our board acknowledged that the releases that were being sought by Transwestern were not required to be signed by management. Nonetheless, our board asked management to dedicate their full efforts to finalizing the terms of the requested releases and resolving any other outstanding issues. Our board determined to reconvene the following day to consider the transaction, including consideration of Houlihan Lokey's financial analyses of the proposed transaction, which had been provided to our board earlier that evening.

        On January 20, 2004, Transwestern informed us that it proposed reducing the minimum per share consideration payable in cash at the closing of the merger from $15.00 per common share to $14.98 per common share because of increases in anticipated transaction costs to be incurred by us. Our board of trustees also discussed this matter with its advisors and our management at the second board of trustees meeting held that day.

        On January 21, 2004, our board of trustees met. Representatives of senior management, Cushman & Wakefield, Houlihan Lokey and Jones Day also participated in the meeting. At this meeting, representatives of Houlihan Lokey again summarized the third party solicitation process that had been conducted by Cushman & Wakefield and Great Lakes REIT management and the principal financial terms of Transwestern's proposal. Houlihan Lokey then presented its financial analyses of the proposed transaction with Transwestern and delivered the firm's opinion to our board of trustees that, as of January 21, 2004 and based upon and subject to the limitations and qualifications set forth in the written opinion, the minimum price of $14.98 per common share in cash to be received by the holders of our common shares of beneficial interest pursuant to the merger agreement was fair from a financial point of view to those holders. Management then informed our board that they had agreed to execute releases in favor of Transwestern in connection with the change in control in connection with severance and other payments to be made to them in connection with the merger, despite the fact that they were under no contractual obligation to do so, in an effort to finalize an agreement that management believed to be in the best interests of the Great Lakes REIT common shareholders. Jones Day again reviewed the trustees' duties, including those duties in connection with a sale of our company. Jones Day then reviewed with our board of trustees the key issues that had been negotiated in connection with the merger agreement, as well as interests of our trustees and officers that could reasonably be said to be different than, or in addition to, those of our shareholders generally. (These interests are discussed in "—Interests of Trustees and Officers in the Merger" in this proxy statement.)

        Following these presentations but prior to our board's consideration of the possible merger, our board once again considered the possibility of not pursuing the transaction with Transwestern and instead continuing to operate our business as an independent public company. Following an extensive discussion regarding this possible alternative, our board determined that a significant cut in the dividend rate for 2004 would be necessary, which our board believed, based on input from Houlihan Lokey and its other advisors, would have a materially adverse impact on the market price of our common shares. Our board's determination that a significant cut in the dividend rate would be necessary was precipitated by our management's then current expectations for fiscal 2004, specifically with respect to FFO (funds from operations, a REIT industry measurement that approximates cash flow before property capital costs and expenses) per common share, and the continuing negative trends in leasing activity and occupancy rates for our portfolio. In addition, our board focused on the other risks associated with continuing to operate our business, specifically that, even if we were to experience an increase in demand for office space in our markets, we would need to incur significant capital expenditures and other costs in connection with attracting new tenants to our properties.

        Following extensive discussion and consideration of the possible merger, our board, by unanimous vote of all trustees present, determined that the merger agreement, and the other agreements and documents to be executed by us and our operating partnership in connection therewith, and the transactions contemplated thereby, including the merger, were advisable, fair to and in the best interests of Great Lakes REIT and our common shareholders, approved the merger agreement and resolved to recommend that the holders of our common shares of beneficial interest vote in favor of approving the merger and the other transactions contemplated by the merger agreement. In connection with our board's approval of the merger and the other transactions contemplated by the merger agreement, our board suspended payment of monthly dividends on our common shares pending completion of the merger.

        The merger agreement was then signed on January 21, 2004 and publicly announced before the opening of trading in our common shares the following morning.

        On March 5, 2004, we announced that we had completed the sales of our portfolio of medical office buildings and our Court International property in St. Paul for aggregate net proceeds that increased the minimum consideration payable in cash at the closing of the merger to $15.44 per common share.

Unanimous Recommendation of Our Board of Trustees and Reasons for the Merger

        As described above under the heading "—Background of the Merger," our board of trustees determined that the merger and the other transactions contemplated by the merger agreement were advisable and unanimously voted to approve the merger and the other transactions contemplated by the merger agreement at a meeting held on January 21, 2004. Our board of trustees believes that the terms of the merger and the other transactions contemplated by the merger agreement are advisable, fair to and in the best interests of Great Lakes REIT and our common shareholders. Accordingly, our board of trustees recommends approval by our common shareholders of the merger and the other transactions contemplated by the merger agreement.

        In reaching its conclusions, our board of trustees consulted with our management team, our legal counsel, our investment banker in this transaction, Houlihan Lokey, and our real estate advisor in this transaction, Cushman & Wakefield. In particular, our board of trustees considered the factors listed below, which in the aggregate it deemed favorable, in reaching its decision to approve the merger and the other transactions contemplated by the merger agreement.

        Our board of trustees considered the following potentially positive factors in its deliberation concerning the merger and the other transactions contemplated by the merger agreement.

        Exhaustive Solicitation of Third Party Interest.    Our board of trustees is of the view that there has been an exhaustive solicitation of third party interest in acquiring Great Lakes REIT and each potentially interested party has been provided with several opportunities to increase or otherwise improve its valuation of our company; our board of trustees concluded that the final proposal by Transwestern was the best offer received taking into account both price and certainty of closure (see the section titled "—Background of the Merger" for additional information regarding the negotiations).

        Value and Form of Merger Consideration.    The $15.44 per share consideration to be received by holders of our common shares in the merger, which was determined based on arm's length negotiations without using any other particular method of determination, represents a premium over the historical market price of our common shares; in particular, the merger consideration represents a 6.5% premium over the closing price of our common shares on April 21, 2003, the date on which we issued a press release announcing that our board of trustees had engaged a real estate advisor to assist it in analyzing alternatives to improve shareholder value, an 8.1% premium over the average price of our common shares for the 30-day period prior to the April 21, 2003 press release and a 21.0% premium over the 52-week low trading price of our common shares of $12.76.

        Our board of trustees also considered the possibility that the amount to be paid to our common shareholders would automatically increase upon the sale of certain of our properties prior to the completion of the merger if the net proceeds from those sales exceed the agreed value for those properties.

        In addition, our board of trustees considered the fact that the merger consideration is all cash, which provides liquidity and certainty of value to our common shareholders.

        Our Prospects.    Over the past three years, the real estate markets in which we operate have suffered from a decline in demand for office space and a continuing supply of new office buildings, resulting in increased vacancies and negative rental pricing trends. As a result of these negative trends and based on our management's expectations for fiscal 2004, our board of trustees determined that a significant cut in our dividend rate for 2004 would be necessary, which our board believed based on input from our advisors, would have a materially adverse impact on the trading price of our common shares.

        Other Available Strategic Alternatives.    For the reasons described above, our board of trustees determined that the merger represents the best alternative available to us. In addition, our board of trustees believes that the merger represents a more desirable alternative for our common shareholders than continuing to operate as an independent public company.

        Houlihan Lokey Howard & Zukin Financial Advisors, Inc.'s Analyses and Fairness Opinion. Our board of trustees considered as favorable to its determination the opinion, analyses and presentations of Houlihan Lokey described under the heading "—Fairness Opinion of Houlihan Lokey Howard & Zukin Financial Advisors, Inc." on page 34, including the oral opinion of Houlihan Lokey, which was subsequently confirmed in writing, that, as of the date of the written fairness opinion and based upon and subject to the limitations and qualifications set forth in the written opinion, the minimum price of $14.98 per common share in cash to be received by holders of our common shares as specified in the merger agreement is fair from a financial point of view to the holders of our common shares. In rendering its opinion, Houlihan Lokey did not opine on the consideration to be received by the holders of our preferred shares of beneficial interest or the holders of limited partnership units of our operating partnership.

        High Probability of Transaction Completion.    Our board of trustees considered as favorable that, in its judgment, there is a high probability of completing the proposed merger and the other transactions contemplated by the merger agreement. Based on our discussions with and analysis of Aslan Realty Partners II and after consulting with our financial advisors, our board of trustees determined that Aslan Realty Partners II has the financial capacity to complete the merger and the other transactions contemplated by the merger agreement. In addition, the merger agreement does not contain any financing contingency and Aslan Realty Partners II and Transwestern Superior Acquisition would be liable to us for damages in the event that Aslan Realty Partners II fails or refuses to proceed with the closing of the transaction in circumstances in which they are otherwise obligated to do so. Under the merger agreement, Aslan Realty Partners II and Transwestern Superior Acquisition have represented to us that they collectively have member financing commitments in an aggregate amount sufficient to enable them to timely perform their obligations under the merger agreement.

        Our Termination Rights in the Event of a Superior Acquisition Proposal.    Our board of trustees considered the terms of the merger agreement that allow our board of trustees to accept a superior acquisition proposal. The merger agreement permits our board of trustees to receive unsolicited inquiries and proposals regarding other potential business combinations and to furnish information to, or enter into discussions or negotiations with, third parties with respect to those proposals when our board of trustees determines in good faith that failure to do so would create a reasonable probability of a breach of its duties to shareholders. The merger agreement also permits our board of trustees to approve and recommend a superior acquisition proposal. Upon approving and recommending a superior acquisition proposal, our board of trustees may withdraw or modify its approval or recommendation of the merger and the other transactions contemplated by the merger agreement and authorize us to enter into an agreement with respect to the superior acquisition proposal. If, prior to the special meeting of our common shareholders, our board of trustees withdraws or modifies its approval or recommendation of the merger and the merger agreement, and the merger agreement is terminated, we will be required to pay to Aslan Realty Partners II a "break-up fee" in an amount equal to $6.5 million.

        Our board of trustees also considered the following potentially negative factors in its deliberations concerning the merger and the other transactions contemplated by the merger agreement.

        Holders of Our Common Shares Unable to Receive Future Dividend Payments and Unable to Share in Our Future Performance and Share Price Appreciation.    Our board acknowledged that the merger would preclude the holders of our common shares from having the opportunity to participate in the future performance of our assets and any future appreciation in the value of our common shares. The holders of our common shares will no longer share in the future growth of our company or receive dividend payments. In addition, as discussed elsewhere in this proxy statement, in connection with the proposed merger, our board of trustees has suspended the monthly dividend on our common shares and terminated our dividend reinvestment and direct share purchase and sale plan pending completion of the merger. Our common shareholders received monthly dividends of $0.135 per share for each of the months in the 12-month period ended December 31, 2003. However, as discussed under "—Background of the Merger," our board has indicated that, should the merger not be completed, it would likely reduce the dividend rate on our common shares in light of our management's expectations for fiscal 2004 and the continuing negative trends in leasing activity and occupancy rates for our portfolio.

        Tax Consequences to Our Common Shareholders.    Our board of trustees acknowledged that the merger is a taxable transaction and, as a result, holders of our common shares will be required to pay taxes on any gain that results from their receipt of the cash consideration in the merger. See "Material U.S. Federal Income Tax Consequences" on page 65.

        Significant Costs Involved.    Our board of trustees considered the significant costs involved in connection with completing the merger and the other transactions contemplated by the merger agreement, the substantial management time and effort required to effectuate the merger and the related disruption to our operations. If the merger is not approved, or is not completed, then our company may be required to bear these expenses and the costs of those disruptions.

        Prohibition Against Soliciting Other Offers.    Even though the merger agreement permits our board of trustees to receive unsolicited inquiries and proposals regarding other potential business combinations, it also prohibits us from soliciting alternative proposals from other potential purchasers of our company.

        Potential Benefits to Certain Trustees and Officers.    Our board of trustees also considered the potential benefits to certain trustees and officers discussed under the heading "—Interests of Trustees and Officers in the Merger" on page 38, including the acceleration of the vesting of share options, the lapsing of restrictions on certain common shares and the severance payments to be received by our officers in connection with the merger.

        Potential Payment of Fees if Merger is Not Completed.    Our board of trustees also considered the potential that, upon termination of the merger agreement in specified circumstances, we could be required to pay a $6.5 million "break-up fee" to Aslan Realty Partners II and, in other specified circumstances, we could be required to pay an "expense fee" of up to $1.0 million. If the merger agreement is terminated as a result of our failure to obtain certain specified modifications to our agreements with the lenders under our debt arrangements, we could be required to pay Aslan Realty Partners II a fee of $500,000.

        The above discussion of the material factors considered by our board of trustees is not intended to be exhaustive, but sets forth the principal factors considered by our board of trustees. Our board of trustees collectively reached its conclusion to approve the merger and the other transactions contemplated by the merger agreement in light of the various factors described above and other factors that each member of our board of trustees believed were appropriate. In view of the wide variety of factors considered in connection with its evaluation of the merger and the other transactions contemplated thereby and the complexity of these matters, our board of trustees found it impracticable, and did not attempt, to quantify, rank or otherwise assign relative weights to the specific factors it considered or determine that any factor was of paramount importance in reaching its determination that the merger and the other transactions contemplated by the merger agreement are advisable, fair to and in the best interests of our common shareholders. Rather, our board of trustees viewed its recommendations as being based upon its judgment, in light of the totality of the information presented and considered, of the overall effect of the merger on our common shareholders compared to any alternative transaction or remaining a publicly traded company. In considering the factors discussed above, individual trustees may have given different weights to different factors. Our board of trustees analyzed the fairness of the per share consideration to be received by the holders of our common shares in light of the other considerations referred to above. Our board of trustees did not attempt to distinguish between factors that support a determination that the merger is "fair" and factors that support a determination that the merger is in the "best interests" of our shareholders.

        After taking into consideration all the factors set forth above, our board of trustees determined that the potential benefits of the merger substantially outweighed the potential detriments associated with the merger. Our board of trustees believes that the merger is advisable, fair to and in the best interests of our common shareholders. By a unanimous vote, our board of trustees recommended that you vote "FOR" the proposal to approve the merger and the other transactions contemplated by the merger agreement.

Fairness Opinion of Houlihan Lokey Howard & Zukin Financial Advisors, Inc.

        The strategic alternatives committee of the board of trustees of Great Lakes REIT retained Houlihan Lokey to render an opinion to our board of trustees as to the fairness, from a financial point of view, of the consideration to be received by the holders of our common shares in connection with the merger.

        The strategic alternatives committee retained Houlihan Lokey based upon Houlihan Lokey's experience in the valuation of businesses and their securities in connection with mergers, acquisitions, recapitalizations and similar transactions, particularly with respect to real estate investment trusts and other real estate-related companies. Houlihan Lokey is a nationally recognized investment banking firm that is continually engaged in providing financial advisory services and rendering fairness opinions in connection with mergers and acquisitions, leveraged buyouts, business valuations and securities valuations for a variety of regulatory and planning purposes, recapitalizations, financial restructurings and private placements of debt and equity securities.

        On January 21, 2004, Houlihan Lokey delivered its written opinion to our board of trustees to the effect that, as of the date of the opinion, on the basis of its analysis summarized below and subject to the limitations described below and in the written opinion, the consideration to be received by the holders of our common shares in connection with the merger is fair to them from a financial point of view.

        The full text of Houlihan Lokey's opinion, which is attached as Annex B to this proxy statement and is incorporated herein by reference, describes, among other things, the assumptions made, general procedures followed, matters considered and limitations on the review undertaken by Houlihan Lokey in rendering its opinion. The opinion does not constitute a recommendation to our board of trustees or any of our common shareholders on whether or not to support the merger and does not constitute a recommendation to any common shareholder on whether or not to vote in favor of or against any matter related to the merger. The opinion is furnished for the benefit of our board of trustees in evaluating the merger, and, by its terms, may not be relied upon by any other person without the written consent of Houlihan Lokey, except to the extent required by applicable law. This summary is qualified in its entirety by reference to the full text of such opinion. You are urged to read the opinion carefully and in its entirety.

        As compensation to Houlihan Lokey for its services in connection with the merger, we agreed to pay Houlihan Lokey an aggregate fee of $600,000 in addition to Houlihan Lokey's reasonable out-of-pocket expenses in connection therewith. No portion of Houlihan Lokey's fee or its right to expense reimbursement is contingent upon the successful completion of the merger, any other related transaction or the conclusions reached in the Houlihan Lokey opinion. We also agreed to indemnify Houlihan Lokey and related persons against certain liabilities, including liabilities under federal securities laws, that arise out of the engagement of Houlihan Lokey, and to reimburse Houlihan Lokey for certain expenses.

        The Houlihan Lokey opinion does not address the underlying business decision to effect the merger. Houlihan Lokey did not, and was not requested by us or any other person to, solicit third party indications of interest in acquiring all or any part of our company or to make any recommendations as to the form or amount of consideration in connection with the merger. Houlihan Lokey was not asked to opine and does not express any opinion as to: (1) the tax consequences of the merger, including, but not limited to, tax or legal consequences to us or any of our shareholders; (2) the public market values or realizable value of our common shares; (3) the fairness of the consideration to be received by the holders of our preferred shares of beneficial interest and the holders of limited partnership units of our operating partnership; or (4) the fairness of any aspect of the merger not expressly addressed in its fairness opinion. Houlihan Lokey did not perform an independent appraisal of our assets or those of our subsidiaries.

        In connection with this opinion, Houlihan Lokey undertook such reviews, analyses and inquiries as it deemed necessary and appropriate under the circumstances. Among other things, Houlihan Lokey:

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  reviewed our annual reports on Form 10-K for the fiscal years ended December 31, 2002 and 2001 and quarterly reports on Form 10-Q for the first, second and third quarters ended March 31, 2003, June 30, 2003 and September 30, 2003, respectively, and interim financial statements prepared by our management for the period ended December 31, 2003 which our management has identified as being the most current financial statements available;

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  reviewed a draft of the merger agreement dated January 21, 2004;

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  met with certain members of our senior management to discuss our operations, financial condition, future prospects and projected operations and performance;

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  had discussions with representatives of our real property broker, Cushman & Wakefield;

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  visited certain of our facilities and business offices;

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  reviewed forecasts and projections prepared by our management with respect to our company for the fiscal years ended December 31, 2004 through 2008;

  •
  reviewed debt schedules as of December 31, 2003 and projected for March 31, 2004, prepared by our management;

  •
  reviewed projected transaction consideration schedules as of March 31, 2004, prepared by our management;

  •
  reviewed the historical market prices and trading volume for our publicly traded securities;

  •
  reviewed certain other publicly available financial data for certain companies that Houlihan Lokey deemed comparable to us, and publicly available prices and premiums paid in other transactions that Houlihan Lokey considered similar to the merger; and

  •
  conducted such other studies, analyses and inquiries as Houlihan Lokey deemed appropriate.

  Analyses

        The following is a summary of the material financial analyses used by Houlihan Lokey in connection with providing its opinion. This summary is qualified in its entirety by reference to the full text of such opinion, which is attached as Annex B to this proxy statement. You are urged to read the full text of the opinion carefully and in its entirety.

        Houlihan Lokey's analyses included an analysis of Great Lakes REIT's common equity value based upon various alternative valuation methodologies compared to the cash consideration to be paid to the common shareholders of Great Lakes REIT pursuant to the merger of no less than $14.98 per share. Each valuation methodology provided an estimate of our common equity value that was considered by Houlihan Lokey in its assessment of the fairness, from a financial point of view, of the consideration to be received by the holders of our common shares in connection with the merger.

        Market Multiple Methodology.    The market multiple methodology is a valuation methodology in which the value of a company is determined based upon the trading multiples of comparable publicly-traded companies. This approach involved the determination of a level of earnings before interest, taxes, depreciation and amortization, or EBITDA, and funds from operations, or FFO, which were considered to be representative of our future performance, and capitalizing these figures by a risk-adjusted multiple.

        Houlihan Lokey reviewed certain financial, operating and stock market information of comparable publicly-traded real estate investment companies selected solely by Houlihan Lokey. The comparable public companies included: Kilroy Realty Corp., Arden Realty, Inc., Mack Cali Realty Corp., Prentiss Properties Trust, Reckson Associates Realty Corp., Brandywine Realty Trust, Highwoods Properties, Inc., Bedford Property Investors, Inc., Carramerica Realty Corp., Glenborough Realty Trust, Inc., Parkway Properties, Inc. and HRPT Properties Trust. Houlihan Lokey calculated certain financial ratios for the comparable companies based on the most recent publicly available information, including multiples of: (1) enterprise value to EBITDA for the latest twelve months for which information was publicly available, which we refer to as LTM; and (2) market value of equity to projected FFO for the fiscal year 2004. Projected FFO for the comparable companies was based on publicly available analyst estimates. Enterprise value was calculated by adding an entity's market value of equity plus the book value of its existing debt, preferred stock and minority interests, less cash balances. The comparable companies exhibited a range of LTM EBITDA multiples from 8.6x to 12.3x and a range of 2004 FFO multiples from 7.6x to 11.3x, with medians of 10.8x and 9.6x, respectively.

        There are inherent differences between the businesses, operations, and prospects of Great Lakes REIT and the comparable companies used in the market multiple analysis. Accordingly, Houlihan Lokey believed that it was inappropriate to, and therefore did not, rely solely on the above-described quantitative results of the market multiple analysis and accordingly also made qualitative judgments concerning differences between the financial and operating characteristics and prospects of Great Lakes REIT and the comparable companies that would, in Houlihan Lokey's opinion, affect the public market valuation of such companies. Specifically, the comparable companies hold real estate assets in different geographic markets and, in most cases, the comparable companies are significantly larger than us in terms of enterprise value and revenue.

        Houlihan Lokey derived enterprise value indications for us by applying EBITDA multiples of 10.0x to 10.5x to operating results for the twelve months ended December 31, 2003 and by applying FFO multiples of 9.0x to 9.5x to projected operating results for the twelve months ended December 31, 2004, and adding the value of total net debt and preferred stock. A control premium of 15% (based upon a recent study of control premiums in REIT transactions) was then added to the implied equity value. The resulting indications of enterprise value of the operations of Great Lakes REIT ranged from approximately $552 to $573 million under this approach, or approximately $12.82 to $14.11 per common share.

        Entity Level Unleveraged Discounted Cash Flow Approach.    Houlihan Lokey performed an unleveraged discounted cash flow analysis based upon financial forecasts prepared by management with respect to fiscal years 2004 to 2008. Houlihan Lokey determined our weighted average cost of capital to be approximately 11.0% based upon our existing capital structure. After calculating the net present value of cash flows for the applicable periods using discount rates of 9.0% to 13.0% (using 11.0% as the midpoint), a terminal value was calculated based upon exit capitalization rates of 9.50% to 10.50% and this terminal value was discounted to a present value based upon the same range of discount rates. Based on this analysis, Houlihan Lokey calculated indications of our enterprise value of between approximately $507 million and $569 million, or approximately $10.02 to $13.86 per common share.

        Leveraged Discounted Cash Flow Approach.    Houlihan Lokey also performed a leveraged discounted cash flow analysis based upon financial forecasts prepared by management with respect to fiscal years 2004 to 2008. Houlihan Lokey determined Great Lakes REIT's cost of equity to be approximately 12.5% based upon the market volatility of our common shares and other factors. After calculating the net present value of cash flows for the applicable periods using discount rates of 10.0% to 15.0% (using 12.5% as the midpoint), a terminal value was calculated based upon exit capitalization rates of 9.50% to 10.50% and this terminal value was discounted to a present value based upon the same range of discount rates, resulting in an equity value range of approximately $222 to $264 million. Great Lakes REIT's total net debt and preferred shares were added to the equity value in order to calculate enterprise value. Based on this analysis, Houlihan Lokey calculated indications of our enterprise value of between approximately $568 million and $610 million or approximately $13.80 to $16.40 per common share.

        Trading Price Approach.    In the trading price approach, a premium was applied to the market capitalization of our market value of equity as of January 20, 2004 and April 18, 2003 (the day prior to our announcement that our board of trustees had engaged Cushman & Wakefield to assist it in analyzing alternatives to improve shareholder value). The range of premiums utilized was 7.5% to 15.0% and was based on the premiums to trading prices observed in a number of recent REIT transactions involving a change in control. Great Lakes REIT's total net debt and preferred shares were added to the equity value in order to calculate enterprise value. Based on this analysis, Houlihan Lokey calculated indications of our enterprise value of between approximately $614 million and $622 million or approximately $16.68 to $17.15 per common share.

        Asset-Level Unleveraged Discounted Cash Flow Approach.    Houlihan Lokey performed an unleveraged discounted cash flow analysis based upon financial forecasts prepared by management with respect to fiscal years 2004 to 2008 for each real estate asset held by Great Lakes REIT. Individual capitalization and discount rates were selected based on rankings of each asset in the categories of quality of the physical asset, quality of the location of the asset within its market, quality of the overall market, quality of the tenant base, and the current level of occupancy. These factors among others were used to calculate adjustments to the baseline capitalization rates obtained from the Market Monitor National Real Estate and Korpacz Real Estate Investor Survey databases. Based on this analysis, Houlihan Lokey calculated indications of our enterprise value of between approximately $526 million and $593 million or approximately $11.20 to $15.35 per common share.

  Conclusion

        Based on the analyses discussed above, Houlihan Lokey determined that the appropriate range of value of our common shares was from approximately $12.70 to approximately $15.17 per common share. Houlihan Lokey therefore concluded that, as of the date of the opinion and subject to the limitations and qualifications set forth therein, the $14.98 per common share minimum cash consideration to be received by the holders of our common shares in connection with the merger is fair to them from a financial point of view.

  Assumptions

        As a matter of course, we do not publicly disclose forward-looking financial information. Nevertheless, in connection with its review, Houlihan Lokey considered financial projections that were prepared by our management. The financial projections were prepared under market conditions as they existed as of approximately January 2004 and our management does not intend to provide Houlihan Lokey with any updated or revised financial projections in connection with the merger or otherwise. The financial projections do not take into account any circumstances or events occurring after the date they were prepared. In addition, factors such as industry performance, general business, economic, regulatory, market and financial conditions, as well as changes to the business, financial condition or results of operations of Great Lakes REIT, may cause the financial projections or the underlying assumptions to be inaccurate. As a result, the financial projections should not be relied upon as necessarily indicative of future results.

        In arriving at its opinion, Houlihan Lokey reviewed key economic and market indicators, including, but not limited to, growth in the U.S. Gross Domestic Product, inflation rates, interest rates, consumer spending levels, manufacturing productivity levels, unemployment rates and general stock market performance. Houlihan Lokey's opinion is based on the business, economic, market and other conditions as they existed as of January 21, 2004 and on the financial projections provided to Houlihan Lokey as of that date. In rendering its opinion, Houlihan Lokey has relied upon and assumed, without independent verification, that the financial and other information provided to Houlihan Lokey by our management, including the projections, was accurate, complete, reasonably prepared and reflects the best currently available estimates of the financial results and condition of Great Lakes REIT, and that no material changes have occurred in the information reviewed between the date the information was provided and the date of the Houlihan Lokey opinion. Houlihan Lokey did not independently verify the accuracy or completeness of the information supplied to it with respect to Great Lakes REIT and does not assume responsibility for it. Houlihan Lokey did not make any independent appraisal of the specific properties or assets of Great Lakes REIT.

        The summary set forth above describes the material points of more detailed analyses performed by Houlihan Lokey in arriving at its opinion. The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis, and application of those methods to the particular circumstances, and is therefore not readily susceptible to summary description. In arriving at its opinion, Houlihan Lokey made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Houlihan Lokey believes that its analyses and summary set forth above must be considered as a whole and that selecting portions of its analyses, without considering all analyses and factors, or portions of this summary, could create an incomplete and/or inaccurate view of the processes underlying the analyses set forth in Houlihan Lokey's opinion. In its analysis, Houlihan Lokey made numerous assumptions with respect to Great Lakes REIT, the merger, industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of the respective entities. The estimates contained in such analyses are not necessarily indicative of actual values or predictive of future results or values, which may be more or less favorable than suggested by such analyses. Additionally, analyses relating to the value of businesses or securities of Great Lakes REIT are not appraisals. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty.

Interests of Trustees and Officers in the Merger

        In considering the recommendation of our board of trustees in connection with the merger, shareholders should be aware that, as described below, some of our trustees and officers have interests in, and will receive benefits from, the merger that may be different from, or are in addition to (and therefore may conflict with), the interests of our shareholders generally. The number of our common shares beneficially owned by our trustees and certain officers appears below under "Security Ownership of Certain Beneficial Owners and Management" on page 68. Our board of trustees was aware of these interests and considered them in approving the merger and the other transactions contemplated by the merger agreement. These additional interests, to the extent material, are described below. In addition to the following, the information relating to compensation plans and executive compensation as described in our annual report in Form 10-K for the year ended December 31, 2003, filed on March 10, 2004, is incorporated by reference into this proxy statement, except as amended or superseded by the following.

        Share Options and Restricted Shares.    In connection with the merger and pursuant to the merger agreement, immediately prior to the effective time of the merger, each then outstanding option to purchase common shares, including those options held by our trustees and officers, whether or not then vested or exercisable, that has an exercise price less than the merger consideration will be surrendered or converted in exchange for alternative consideration equal to the product of (1) the number of common shares provided for in the option and (2) the excess of (a) the merger consideration less (b) the exercise price per share provided for in the option. Each outstanding option, whether or not then vested, that has an exercise price equal to or greater than the merger consideration, will be surrendered or converted in exchange for $0.05 per common share issuable upon exercise of the option. All payments will be made net of any applicable withholding tax. Prior to the effective time of the merger, we must use our reasonable best efforts to obtain agreements from all holders of options providing for the surrender or conversion and payment described above. The following officers will be entitled to receive the following amounts in exchange for the surrender and cancellation of their existing options: Richard May (our Chairman and Chief Executive Officer): $25,616; Patrick Hunt (our President and Chief Operating Officer): $84,548; Richard Rasley (our Executive Vice President and Co-General Counsel): $65,198; James Hicks (our Chief Financial Officer): $31,753; and Raymond Braun (our Chief Investment Officer): $13,358. Our trustees and officers as a group (including the individuals listed above) will be entitled to receive an aggregate amount of $326,587 with respect to all of their existing options. These amounts are based on merger consideration of $15.44 per share and will increase to the extent that the net proceeds from the sale of specified properties increase the merger consideration. See "—The Merger Agreement—Covenants of All of the Parties—Sale of Certain Properties" on page 60.

        In addition, the completion of the merger will constitute a change in control under agreements, each dated June 1, 2000, by which we issued restricted shares to Messrs. May, Hunt, Rasley, Hicks and Braun. Restrictions and forfeiture provisions with respect to those restricted shares will lapse as a result of the merger, and those officers will be entitled to receive the merger consideration with respect to those shares. As of the date of the merger agreement, Messrs. May, Hunt, Rasley, Hicks, and Braun held restricted shares in the amounts of 23,793, 19,909, 12,081, 13,775 and 13,775, respectively, that will vest immediately prior to the completion of the merger. The total value (based on the merger consideration) of the restricted shares held by those officers is approximately $1.3 million. This amount is based on merger consideration of $15.44 per share and will increase to the extent that the net proceeds from the sale of specified properties increase the merger consideration. See "—The Merger Agreement—Covenants of All of the Parties—Sale of Certain Properties" on page 60.

        Employment Agreements and Change in Control Agreements.    Under the merger agreement, we will terminate the employment of each of our and our subsidiaries' employees, including our officers, immediately prior to the effective time of the merger. We have entered into employment agreements or change in control agreements with ten of our officers pursuant to which those officers will be entitled to severance pay and health benefits as a result of the termination of their employment in connection with a change in control of our company. The completion of the merger and the other transactions contemplated by the merger agreement will constitute a change in control under those agreements.

        Our employment agreements with Messrs. May and Hunt (our Chairman and Chief Executive Officer and President and Chief Operating Officer, respectively), dated as of June 1, 2000, provide that, upon any termination of employment (other than due to death, disability or retirement) during the one-year period commencing on the date of a change in control, each of these officers will receive a lump sum cash payment equal to three times the sum of (1) his highest base pay for any period prior to the termination of his employment and (2) an amount equal to the product of such base pay multiplied by the greater of (a) a fraction, the numerator of which is the average of the aggregate amounts of incentive pay earned by the executive during each of the three then most recently completed fiscal years of our company, and the denominator of which is the average base pay (as in effect for each of the three most recently completed fiscal years of our company), or (b) a fraction, the numerator of which is the aggregate amount of incentive pay earned by the executive during the most recently completed fiscal year of our company (or a successor thereto) and the denominator of which is the executive's base pay as in effect for the most recently completed fiscal year of our company (or a successor thereto).

        In addition, any payments made to Messrs. May and Hunt pursuant to their employment agreements will be increased, or "grossed up," as required if the contractual payments become subject to excise tax imposed by Section 4999 of the Code. Additional payments may be made so that after the payment of all income excise taxes, Messrs. May and Hunt will be in the same after-tax position as if no excise tax under Section 4999 had been imposed.

        Our employment agreements with Messrs. Rasley, Hicks, Braun, Mills and Scurto (our Executive Vice President, Chief Financial Officer, Chief Investment Officer, Senior Vice President, Leasing, and Senior Vice President, Medical Properties, respectively), dated as of June 1, 2000, provide that, upon any termination of employment (other than due to death, disability or retirement) during the one-year period commencing on the date of a change in control, each of these officers will receive a lump sum cash payment equal to two times the sum of (1) his or her highest base pay for any period prior to the termination of his or her employment and (2) an amount equal to the product of such base pay multiplied by the greater of (a) a fraction, the numerator of which is the average of the aggregate amounts of incentive pay earned by the executive during each of the three then most recently completed fiscal years of our company, and the denominator of which is the average base pay (as in effect for each of the three most recently completed fiscal years of our company), or (b) a fraction, the numerator of which is the aggregate amount of incentive pay earned by the executive during the most recently completed fiscal year of our company (or a successor thereto) and the denominator of which is the executive's base pay as in effect for the most recently completed fiscal year of our company (or a successor thereto).

        Our change in control agreements with Adam Berman (our Senior Vice President and Co-General Counsel), Brett Brown (our Senior Vice President, Financial Reporting) and Eric Niederman (our Senior Vice President, Asset Management), dated as of June 1, 2000, provide that, upon any termination of employment (other than due to death, disability or retirement) during the one-year period commencing on the date of a change in control, each of these officers will receive a lump sum cash payment equal to two times the sum of (1) his highest base pay for any period prior to the termination of his employment and (2) an amount equal to the average incentive pay earned by the executive during each of the three then most recently completed fiscal years of our company immediately preceding the change in control.

        In addition, as executed, the employment agreements and change in control agreements described above provided that, for a period of 12 months following termination of employment, each officer who has entered into an employment agreement or change in control agreement would be entitled to receive such continuing employee welfare benefits (including any medical, dental and other group health plan benefits) as are substantially similar to those that the officer was receiving or entitled to receive immediately prior to the termination of employment in connection with the change in control.

However, in connection with the merger, each of the officers has agreed to amend his or her employment agreement or change in control agreement, as applicable, and to waive his or her rights to certain employee welfare benefits. These officers have not waived their respective rights to healthcare coverage, short-term disability coverage, long-term disability coverage, term life insurance benefits, any eligible payments pursuant to Section 125 of the Great Lakes REIT Cafeteria Plan and, in the case of Messrs. May, Hunt, Hicks, Braun and Rasley, any outstanding financial planning reimbursement payments. Under the merger agreement, to the extent required by law, Aslan Realty Partners II has agreed to provide the officers with the welfare benefits to which the officers are entitled under their employment agreements or change in control agreements. To the extent such continued coverage is not required by law, each of the officers will be entitled to receive a lump sum payment in an amount equal to the cost of obtaining individual and family coverage, as applicable, that is substantially equivalent to such officer's existing health benefits as determined as of the effective time of the merger through a solvent and nationally reputable health insurer willing to provide such coverage selected by Aslan Realty Partners II and reasonably acceptable to us.

        The employment agreements and change in control agreements described above also provide that, for a period of one year following termination of employment, the officers may not engage in any competitive activity in any geographical market where our company (or a successor thereto) operates on the date of termination. Under these agreements, "competitive activity" is defined to include the officer's participation in the management of any business enterprise without the written consent of our company (or a successor thereto) if:

  •
  the enterprise engages in substantial and direct competition with our company (or a successor thereto) and that enterprise's revenues attributable to any operations that are competitive with any revenue generating operations of our company (or a successor thereto) amount to at least 10% of that enterprise's net revenues for its most recently completed fiscal year; and

  •
  the net revenues of our company (or a successor thereto) attributable to those operations amounted to at least 10% of total net revenues for the most recently completed fiscal year of the company (or a successor thereto).

"Competitive activity" does not include the mere ownership of securities in any enterprise (including the exercise of rights relating thereto) or participating in the management of an enterprise except in connection with competitive operations of that enterprise. In addition, no officer may disclose to any person any of our or our successor's confidential or proprietary information.

        The maximum amount of payments that the officers may be entitled to receive pursuant to the employment agreements or change in control agreements is as follows:

Officer	Payment*
Mr. May	$1,550,650
Mr. Hunt	$1,386,024
Mr. Braun	$633,747
Mr. Hicks	$582,515
Mr. Rasley	$523,747
Mr. Mills	$504,794
Mr. Berman	$499,123
Ms. Scurto	$469,475
Mr. Niederman	$404,187
Mr. Brown	$403,792

*
Excludes payments with respect to share options described above.

        The figures in the above table do not include any amounts payable to Messrs. May and Hunt in respect of any impositions of excise tax under Section 4999 of the Code. It is anticipated that Messrs. May and Hunt will receive additional "gross-up" payments in respect of the imposition of this excise tax in amounts of approximately $697,959 and $618,391, respectively. In addition, these figures reflect certain assumptions regarding the costs of health and welfare benefits.

        Indemnification and Insurance.    The merger agreement provides that from and after the effective time of the merger, Aslan Realty Partners II and Transwestern Superior Acquisition will provide exculpation and indemnification for each person who is now or has been at any time prior to the date of the merger agreement or who becomes prior to the effective time of the merger, an officer, trustee or director of us or our subsidiaries that is the same as the exculpation and indemnification provided to those persons by us and our subsidiaries immediately prior to the effective time of the merger in our declaration of trust and bylaws and in our subsidiaries' organizational documents or in any similar organizational document as in effect on the date of the merger agreement. Aslan Realty Partners II and Transwestern Superior Acquisition will assume and agree to perform the indemnification agreements with our trustees and officers in effect on the date of the merger agreement in the same manner and to the same extent we would be required to perform if the merger had not taken place.

        The merger agreement also provides that at or prior to the effective time of the merger, we may purchase a six-year pre-paid, noncancellable trustees' and officers' liability insurance policy from an insurer reasonably acceptable to us covering acts or omissions occurring prior to the effective time of the merger with respect to those persons who are currently covered by our trustees' and officers' liability insurance policy. The new policy will have terms with respect to coverage and amount that are no less favorable to our trustees and officers currently covered by insurance than those of the policy in effect on the date of the merger agreement, but in no event will the total premium on the policy exceed $1,030,000.

        Bonus Payment to Strategic Alternatives Committee Member.    Matthew Dominski, one of our trustees and a member of the strategic alternatives committee of our board, was awarded a one-time bonus payment of $15,000 by the other independent members of our board in recognition of the leadership he provided to our board and the strategic alternatives committee and his devotion of extra time throughout the strategic alternatives process that led to the proposed transaction with Transwestern, as well as his role in negotiating the merger agreement. The $15,000 payment is not conditioned on the completion of the merger. No other member of our board of trustees or the strategic alternatives committee will be entitled to receive a similar bonus payment.

The Merger Agreement

        This section of the proxy statement describes the material terms of the merger agreement. The following summary is qualified in its entirety by reference to the complete text of the merger agreement, which is attached as Annex A to this proxy statement and incorporated herein by reference. We urge you to read the full text of the merger agreement.

  Completion of the Merger

        The merger will be effective when articles of merger have been accepted for record by the State Department of Assessments and Taxation of Maryland. The articles of merger will be filed as soon as practicable after the satisfaction or waiver of the closing conditions in the merger agreement if the merger agreement has not been terminated. Those closing conditions and termination provisions are described below. The parties may agree to a later effective time of the merger (within 30 days of filing) and designate that effective time in the articles of merger. The parties expect to complete the merger as soon as practicable after we receive shareholder approval of the merger and the other transactions contemplated by the merger agreement.

  Conditions to the Merger

        Each party's obligation to consummate the merger is subject to the satisfaction or waiver of the following conditions:

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  the holders of a majority of our outstanding common shares that are entitled to vote at the special meeting must vote to approve the merger agreement; and

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  there must be no temporary restraining order, preliminary or permanent injunction or other order by any court of competent jurisdiction, or other legal restraint or prohibition, then in effect that prevents the consummation of the merger, provided that the party invoking this condition must have used its reasonable best efforts to have any order, injunction or restraint vacated.

        The obligations of Aslan Realty Partners II and Transwestern Superior Acquisition to consummate the merger and the other transactions contemplated to occur at the consummation of the merger are subject to the satisfaction or waiver of the following additional conditions:

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  each of our representations and warranties and the representations and warranties of our operating partnership, disregarding any qualifications and exceptions in those representations and warranties relating to materiality or a material adverse effect, must be true and correct as of the closing date of the merger (except to the extent the representations and warranties are expressly limited to another date, in which case the representations and warranties must be true and correct as of that date), except where the failure of the representations and warranties to be true and correct would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on us, and we must have delivered to Aslan Realty Partners II a certificate to that effect;

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  we and our operating partnership must have performed in all material respects all of the covenants and obligations required to be performed under the merger agreement prior to the effective time of the merger, and we must have delivered to Aslan Realty Partners II a certificate to that effect;

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  no event may have occurred since the date of the merger agreement that would reasonably be expected to have a material adverse effect on us, and we must have delivered to Aslan Realty Partners II a certificate to that effect;

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  Aslan Realty Partners II must have received an opinion of Jones Day in form and substance reasonably satisfactory to Aslan Realty Partners II (based upon customary representations, assumptions and limitations), dated as of the closing date of the merger, to the effect that:

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  for all taxable years commencing with our taxable year ended December 31, 1993, we were organized and have operated in conformity with the requirements for qualification and taxation as a REIT under the Code; and

    •
    for all taxable years commencing with our taxable year ended December 31, 1996, our operating partnership has been properly classified as a partnership (and not as a publicly traded partnership within the meaning of Section 7704 of the Code) for federal income tax purposes;

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  we must have obtained consents and waivers from all required third parties, unless our failure to obtain them would not, individually or in the aggregate, have a material adverse effect on us or Aslan Realty Partners II;

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  we must have obtained certain specified modifications to our agreements with the lenders under our debt arrangements;

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  the limited partnership units of our operating partnership that are not owned by us or our subsidiaries must have been redeemed, and the other transactions contemplated by the agreements entered into with holders of those limited partnership units must have been consummated;

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  we must have obtained a private letter ruling from the Internal Revenue Service that is reasonably acceptable in form and substance to Aslan Realty Partners II granting to GLR Milwaukee Center SPE Corp., a wholly owned subsidiary of our operating partnership, an extension of time to elect to be treated as a "taxable REIT subsidiary" under the Code;

  •
  we must have redeemed all of our outstanding preferred shares with the proceeds from the issuance of the new preferred shares, which will be issued to Aslan Realty Partners II in accordance with the terms of a subscription agreement between us and Aslan Realty Partners II, and the other transactions contemplated by the subscription agreement must have been consummated;

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  Aslan Realty Partners II must have received an opinion of Venable LLP reasonably satisfactory to Aslan Realty Partners II, dated as of the closing date of the merger, that the redemption of our outstanding preferred shares has been duly consummated in accordance with Maryland law; and

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  we must have obtained release agreements from certain of our officers relating to, among other things, claims arising from the officer's termination of employment in connection with the consummation of the merger.

        Our obligations and the obligations of our operating partnership to consummate the merger and the other transactions contemplated to occur at the consummation of the merger are subject to the satisfaction or waiver of the following additional conditions:

  •
  each of the representations and warranties of Aslan Realty Partners II and Transwestern Superior Acquisition, disregarding any qualifications and exceptions in those representations and warranties relating to materiality or a material adverse effect, must be true and correct as of the closing date of the merger (except to the extent the representations and warranties are expressly limited to another date, in which case the representations and warranties must be true and correct as of that date), except where the failure of the representations and warranties to be true and correct would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on Aslan Realty Partners II, and Aslan Realty Partners II must have delivered to us a certificate to that effect;

  •
  Aslan Realty Partners II and Transwestern Superior Acquisition must have performed in all material respects all of the covenants and obligations required to be performed under the merger agreement prior to the effective time of the merger, and Aslan Realty Partners II must have delivered to us a certificate to that effect; and

  •
  we must have received the private letter ruling described above.

        As a result of the conditions to the consummation of the merger, even if the requisite shareholder approval is obtained, there can be no assurance that the merger will be consummated.

  Material Adverse Effect

        The merger agreement provides that a "material adverse effect" on us means any change, effect, event, occurrence, state of facts or development that would reasonably be expected to have a material adverse effect on:

  •
  the business, assets, properties, financial condition, results of operations or liabilities of us and our subsidiaries, taken as a whole; or

  •
  the consummation of the transactions contemplated by the merger agreement.

        The merger agreement provides that a "material adverse effect" on Aslan Realty Partners II and Transwestern Superior Acquisition means any change, effect, event, occurrence, state of facts, development or circumstance that would reasonably be expected to impair or delay their ability to perform their obligations under the merger agreement or prevent the consummation of the transactions contemplated by the merger agreement.

  Covenant to Recommend

        We have agreed that we will, through our board of trustees, recommend that our shareholders approve the merger and the merger agreement at the special meeting of our shareholders. However, our board of trustees may withdraw, modify or amend its recommendation prior to the special meeting to the extent that:

  •
  we have received a bona fide proposal or offer with respect to a merger, acquisition, tender offer, recapitalization, exchange offer, consolidation, sale of assets or similar transaction involving all or a material portion of the assets or any real property (other than certain properties described under "—Covenants of All of the Parties—Sale of Certain Properties") or any securities of us or our subsidiaries from a third party (a proposal or offer meeting such criteria is sometimes referred to in this proxy statement as an "acquisition proposal"); and

  •
  our board of trustees determines in good faith that the acquisition proposal would be:

  •
  more favorable to our shareholders from a financial point of view than the merger and reasonably capable of being consummated (such an acquisition proposal is sometimes referred to in this proxy statement as a "superior acquisition proposal"); and

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  appropriate under the circumstances.

  No Solicitation of Other Offers

        The merger agreement provides that, prior to the effective time of the merger:

  •
  we will not, and our subsidiaries will not:

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  initiate, solicit or encourage, directly or indirectly, any inquiries or the making or implementation of any acquisition proposal; or

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  engage in any negotiations with, or provide any confidential information or data to, or have any discussions with, any person relating to an acquisition proposal, or otherwise facilitate any effort or attempt to make or implement an acquisition proposal;

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  we will use our reasonable best efforts not to permit any of our officers, trustees, employees, agents or financial advisors to engage in any of the activities described immediately above;

  •
  we will immediately cease, and cause to be terminated, any activities, discussions or negotiations with any parties conducted at the time of signing the merger agreement with respect to any of the activities described in the second bullet point above and will take the necessary steps to inform the individuals or entities referred to in the first bullet point above of our obligations to cease those activities under the merger agreement; and

  •
  we will notify Aslan Realty Partners II as promptly as practicable if we receive any inquiries or proposals that would constitute an acquisition proposal, or any requests for information in connection with that inquiry or proposal, or if any negotiations or discussions that could reasonably be expected to lead to an acquisition proposal are sought to be initiated or continued with us.

  Our Ability to Accept a Superior Acquisition Proposal

        Except as provided below and notwithstanding the information in "—No Solicitation of Other Offers" above, the merger agreement does not restrict our board of trustees from:

  •
  furnishing information to or entering into discussions or negotiations with, any third party that makes an unsolicited acquisition proposal, if, and only to the extent that:

  •
  our board of trustees determines in good faith that failure to do so would create a reasonable probability of a breach of its duties to shareholders imposed by law;

  •
  prior to furnishing any information to, or entering into discussions or negotiations with, the third party, we provide written notice to Aslan Realty Partners II to the effect that we are furnishing information to, or entering into discussions with, the third party; and

  •
  subject to any confidentiality agreement with the third party (which we executed in good faith in connection with a determination by our board of trustees), we keep Aslan Realty Partners II informed of the status of any discussions or negotiations; and

  •
  to the extent applicable, complying with the applicable rules promulgated under the Securities Exchange Act of 1934 with regard to an acquisition proposal.

        In addition, we may take any and all actions to consummate the transactions described under "—Covenants of All of the Parties—Sale of Certain Properties" below.

        Notwithstanding the above, the merger agreement provides that we may not:

  •
  terminate the merger agreement, except as described under "—Termination of the Merger Agreement" below; or

  •
  enter into an agreement with respect to an acquisition proposal during the term of the merger agreement (other than a confidentiality agreement in customary form executed as provided above).

        Notwithstanding the above, our board of trustees may approve and recommend a superior acquisition proposal and, in connection therewith:

  •
  withdraw or modify its approval or recommendation of the merger and the merger agreement; and

  •
  enter into an agreement with respect to the superior acquisition proposal.

  Termination of the Merger Agreement

        The merger agreement may be terminated at any time prior to the effective time of the merger upon mutual agreement between us and Aslan Realty Partners II, whether before or after the special meeting of our shareholders.

        In addition, we or Aslan Realty Partners II may terminate the merger agreement by written notice to the other party, whether before or after the special meeting of our shareholders, if:

  •
  the merger is not consummated before August 31, 2004, except that the terminating party must not have breached in any material respect its obligations under the merger agreement in any manner that has proximately contributed to the failure to complete the merger before August 31, 2004;

  •
  any judgment, injunction, order, decree or action by any competent governmental authority preventing the consummation of either the merger or the agreements entered into with holders of limited partnership units of our operating partnership for the purpose of redeeming those limited partnership units has become final and non-appealable;

  •
  upon the vote at the special meeting or any adjournment of the meeting, the approval of the shareholders of the merger and the other transactions contemplated by the merger agreement is not obtained;

  •
  certain specified modifications to our agreements with the lenders under our debt arrangements have not been obtained by August 26, 2004; or

  •
  the private letter ruling from the Internal Revenue Service relating to an extension of time for GLR Milwaukee Center SPE Corp. to elect to be treated as a "taxable REIT subsidiary" under the Code has not been obtained by August 26, 2004.

        Aslan Realty Partners II may terminate the merger agreement by written notice to us, whether before or after the special meeting of our shareholders, if:

  •
  we breach or fail to perform our representations, warranties, covenants, obligations or agreements set forth in the merger agreement, or any of our representations or warranties set forth in the merger agreement become untrue so that the conditions to completion of the merger with respect to our representations, warranties and covenants would be incapable of being satisfied by August 31, 2004;

  •
  prior to the special meeting, our board of trustees has withdrawn or modified, in any manner adverse to Aslan Realty Partners II, its approval or recommendation of the merger or the merger agreement in connection with, or approved or recommended, any superior acquisition proposal, or we have entered into a definitive agreement with respect to any acquisition proposal other than the merger agreement and the transactions contemplated thereby; or

  •
  any judgment, injunction, order, decree or action by any competent governmental authority prevents the consummation of the redemption of our outstanding preferred shares by August 26, 2004, provided that Aslan Realty Partners II is not in default under the subscription agreement between us and Aslan Realty Partners II relating to the issuance of the new preferred shares, the proceeds of which will be used to redeem our outstanding preferred shares.

        We may terminate the merger agreement by written notice to Aslan Realty Partners II, whether before or after the special meeting of our shareholders, if:

  •
  Aslan Realty Partners II or Transwestern Superior Acquisition breaches or fails to perform their representations, warranties, covenants, obligations or agreements set forth in the merger agreement, or any of representations or warranties of Aslan Realty Partners II or Transwestern

    Superior Acquisition set forth in the merger agreement become untrue so that the conditions to completion of the merger with respect to their representations, warranties and covenants would be incapable of being satisfied by August 31, 2004; or

  •
  prior to the special meeting, our board of trustees has withdrawn or modified its approval or recommendation of the merger or the merger agreement in connection with, or approved or recommended, a superior acquisition proposal.

  Termination Fees and Expenses

        Under the merger agreement, we must pay Aslan Realty Partners II a $6.5 million "break-up fee" if the merger agreement is terminated by Aslan Realty Partners II as a result of:

  •
  prior to the special meeting of our shareholders, the withdrawal or modification by our board of trustees of its approval or recommendation of the merger or the merger agreement in connection with any superior acquisition proposal; or

  •
  either:

  •
  prior to the special meeting of our shareholders (1) the withdrawal or modification by our board of trustees in a manner adverse to Aslan Realty Partners II of its approval or recommendation of the merger or the merger agreement in connection with any superior acquisition proposal or (2) the approval or recommendation by our board of trustees of a superior acquisition proposal; or

  •
  our entering into a definitive agreement with respect to an acquisition proposal other than the merger agreement and the transactions contemplated thereby,

unless we are entitled to terminate the merger agreement as a result of Aslan Realty Partners II's breach or failure to perform its representations, warranties, covenants, obligations or agreements set forth in the merger agreement, or any of its representations or warranties set forth in the merger agreement become untrue so that the conditions to completion of the merger with respect to its representations, warranties and covenants would be incapable of being satisfied by August 31, 2004.

        Under the merger agreement, we must pay Aslan Realty Partners II an "expense fee" of up to $1.0 million if the merger agreement is terminated by Aslan Realty Partners II as a result of:

  •
  our breach or failure to perform our representations, warranties, covenants, obligations or agreements set forth in the merger agreement, or any of our representations or warranties set forth in the merger agreement becoming untrue so that the conditions to completion of the merger with respect to our representations, warranties and covenants would be incapable of being satisfied by August 31, 2004;

  •
  our failure to obtain the approval of our shareholders after a vote at a duly held special meeting of our shareholders;

  •
  our failure to obtain the private letter ruling from the Internal Revenue Service relating to an extension of time for GLR Milwaukee Center SPE Corp. to elect to be treated as a "taxable REIT subsidiary" under the Code by August 26, 2004; or

  •
  our failure to consummate the redemption of our outstanding preferred shares by August 26, 2004 as a result of a judgment, injunction, order, decree or action by any competent governmental authority, provided that Aslan Realty Partners II may not be in default of its obligations under the subscription agreement between us and Aslan Realty Partners II relating to the issuance of the new preferred shares, the proceeds of which will be used to redeem our outstanding preferred shares, unless we are entitled to terminate the merger agreement as a result of Aslan Realty Partners II's breach or failure to perform its representations, warranties, covenants, obligations or agreements set forth in the merger agreement, or any of its representations or warranties set forth in the merger agreement become untrue so that the conditions to completion of the merger with respect to its representations, warranties and covenants would be incapable of being satisfied by August 31, 2004.

        Under the merger agreement, we must pay Aslan Realty Partners II a fee of $500,000 if the merger agreement is terminated by Aslan Realty Partners II as a result of our failure to obtain certain specified modifications to our agreements with the lenders under our debt arrangements by August 26, 2004, unless we are entitled to terminate the merger agreement as a result of Aslan Realty Partners II's breach or failure to perform its representations, warranties, covenants, obligations or agreements set forth in the merger agreement, or any of its representations or warranties set forth in the merger agreement become untrue so that the conditions to completion of the merger with respect to its representations, warranties and covenants would be incapable of being satisfied by August 31, 2004.

        Under the merger agreement, Aslan Realty Partners II must pay us an "expense fee" of up to $1.0 million if the merger agreement is terminated by us as a result of Aslan Realty Partners II's breach or failure to perform its representations, warranties, covenants, obligations or agreements set forth in the merger agreement, or any of its representations or warranties set forth in the merger agreement become untrue so that the conditions to completion of the merger with respect to its representations, warranties and covenants would be incapable of being satisfied by August 31, 2004, unless Aslan Realty Partners II is entitled to terminate the merger agreement as a result of our breach or failure to perform our representations, warranties, covenants, obligations or agreements set forth in the merger agreement, or any of our representations or warranties set forth in the merger agreement become untrue so that the conditions to completion of the merger with respect to our representations, warranties and covenants would be incapable of being satisfied by August 31, 2004.

        Under the merger agreement, if the merger is not consummated other than as a result of:

  •
  a mutual agreement to terminate the merger agreement that has been duly authorized by our board of trustees and the managers of Aslan Realty Partners II;

  •
  a judgment, injunction, order, decree or action by any competent governmental authority preventing the consummation of either the merger or the agreements entered into with holders of the limited partnership units of our operating partnership for the purpose of redeeming and converting those limited partnership units becoming final and non-appealable; or

  •
  the failure to consummate the merger before August 31, 2004, except that Aslan Realty Partners II must not have breached in any material respect its obligations under the merger agreement in any manner that has proximately contributed to the failure to complete the merger before August 31, 2004, and (1) at the time of termination of the merger agreement we have received an acquisition proposal and (2) prior to the termination of the merger agreement or within 12 months thereafter we or our subsidiaries enter into a written agreement with respect to an acquisition proposal (whether or not the acquisition proposal is the same acquisition proposal received at the time of termination of the merger agreement), we must pay Aslan Realty Partners II a $6.5 million "break-up fee."

  Conduct of Business Pending the Merger

        The merger agreement provides that, except as Aslan Realty Partners II has consented in writing or as expressly contemplated in the merger agreement, we will, and our subsidiaries will, conduct our business only in the usual, regular and ordinary course and in substantially the same manner as conducted prior to the execution of the merger agreement, and irrespective of whether or not in the ordinary course of business, we will, and our subsidiaries will:

  •
  preserve intact our respective business organizations and goodwill and use commercially reasonable efforts to keep available the services of our respective officers and employees;

  •
  confer on a regular basis with one or more representatives of Aslan Realty Partners II to report operational matters of materiality and, subject to the provisions described under "—No Solicitation of Other Offers" and "—Our Ability to Accept a Superior Acquisition Proposal," any proposals to engage in material transactions;

  •
  promptly notify Aslan Realty Partners II of any material emergency or other material change in the financial condition, business, properties, assets, liabilities or the normal course of our respective businesses or in the operation of our respective properties, or of any material governmental complaints, investigations or hearings (or communications indicating that complaints, investigations or hearings may be contemplated);

  •
  promptly deliver to Aslan Realty Partners II true and correct copies of any reports, statements or schedules filed with the Securities and Exchange Commission subsequent to the date of the merger agreement;

  •
  maintain our respective books and records in accordance with generally accepted accounting principles consistently applied, or GAAP, and not change in any material manner any of our respective methods, principles or practices of accounting in effect at the date of our most recent audited consolidated financial statements, except as may be required by the Securities and Exchange Commission, applicable law or GAAP;

  •
  timely file all returns, reports or similar statements, together with any attached schedule, that is required to be provided to a governmental authority with respect to taxes;

  •
  not make or rescind any election related to taxes unless required by law or necessary to preserve our status as a REIT or the status of any of our subsidiaries as a partnership for federal income tax purposes as a qualified REIT subsidiary under Section 856(i) of the Code or as a taxable REIT subsidiary under Section 856(l) of the Code, as the case may be;

  •
  not:

  •
  enter into any commitment or contractual obligation for the acquisition of any real property or, except as contemplated by our 2004 capital budget, other transaction (other than specified commitments disclosed to Aslan Realty Partners II prior to the execution of the merger agreement and the procurement of a trustee and officer "tail" insurance policy covering acts or omissions occurring prior to the effective time of the merger) involving in excess of $250,000, or commence construction of, or enter into any commitment or contractual obligation to develop or construct, other real estate projects, except in the ordinary course of our or our subsidiaries' respective businesses, including leasing activities;

  •
  incur or assume any (1) indebtedness for borrowed money, whether secured or unsecured, (2) obligations under conditional sale or other title retention agreements relating to property that we or our subsidiaries have purchased, (3) capitalized lease obligations, (4) obligations under interest rate cap, swap, collar or similar transactions or currency hedging transactions or (5) guarantees of any indebtedness of any other person (such indebtedness is often referred to in this proxy statement as "indebtedness"), or assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person (except any wholly owned subsidiary), in any such case in excess of $500,000, individually or in the aggregate, except for working capital purposes in the ordinary course of business under our or our subsidiaries' existing credit facilities and capital expenditures made in accordance with our 2004 capital budget or in connection with certain specified modifications to our agreements with the lenders under our debt arrangements; or

    •
    other than as described under "—Covenants of All of the Parties—Sale of Certain Properties" below, modify, amend or terminate, or enter into any agreement to modify, amend or terminate, any indebtedness in excess of $500,000, individually or in the aggregate, in existence as of the date of the merger agreement;

  •
  not amend our declaration of trust or bylaws or any of our subsidiaries' organizational documents;

  •
  issue no and make no change in the number of respective shares of beneficial interest or units of limited partnership interest issued and outstanding, other than pursuant to:

  •
  the exercise of common share options outstanding as of the date of the merger agreement;

  •
  the purchase of limited partnership units of our operating partnership under the partnership agreement solely in exchange for our common shares;

  •
  the transactions contemplated by the agreements entered into with the holders of limited partnership units of our operating partnership whereby those limited partnership units are to be redeemed;

  •
  the redemption of the 9 3/4% Series A Cumulative Redeemable Preferred Units of our operating partnership (which we often refer to in this proxy statement as "preferred units of our operating partnership");

  •
  the redemption of our outstanding preferred shares;

  •
  the issuance of the new preferred shares to Aslan Realty Partners II in accordance with the terms of a subscription agreement between us and Aslan Realty Partners II; or

  •
  the other transactions contemplated by the subscription agreement relating to the issuance of the new preferred shares;

  •
  grant no options or other right or commitment relating to our respective shares of beneficial interest or units of limited partnership interest or any security convertible into our respective shares of beneficial interest or units of limited partnership interest, or any security the value of which is measured by our respective shares of beneficial interest, or any security subordinated to the claim of our respective general creditors and, other than as described under "—Our Covenants and the Covenants of Our Operating Partnership—Benefit Plans and Other Employee Arrangements" below, not amend or waive any rights under any of the common share options or other warrants or other rights to acquire common shares, share appreciation rights, restricted shares, dividend equivalents, deferred compensation accounts, performance awards, restricted share unit awards and other awards that are outstanding on the date of the merger agreement;

  •
  except (1) as described under "—Our Covenants and the Covenants of Our Operating Partnership—Benefit Plans and Other Employee Arrangements" below and in connection with the use of common shares to pay the exercise price or tax withholding in connection with equity-based employee benefit plans by the participants therein, (2) for the payment of dividends on our outstanding preferred shares in accordance with their terms and (3) for the payment of previously declared dividends on our common shares, not:

    •
    authorize, declare, set aside or pay any dividend or make any distribution or payment with respect to any common shares, limited partnership units of our operating partnership, our outstanding preferred shares or preferred units of our operating partnership; or

    •
    directly or indirectly redeem, purchase or otherwise acquire any shares of beneficial interest or units of partnership interest, or any option, warrant or right to acquire, or security convertible into, shares of beneficial interest or units of partnership interest, of us or our operating partnership, as the case may be, except for (a) transfers of excess shares required under Article VII, Section 7 of our declaration of trust in order to preserve our status as a REIT under the Code or Article VII, Section 7 of our declaration of trust, (b) redemptions of limited partnership units of our operating partnership, whether or not outstanding on the date of the merger agreement, under the partnership agreement in which solely common shares are utilized and (c) redemptions of our outstanding preferred shares or preferred shares of our operating partnership;

  •
  except as described under "—Covenants of All of the Parties—Sale of Certain Properties" below or the incurrence of indebtedness in accordance with the restrictions described above, not sell, lease, mortgage, subject to lien or otherwise dispose of any of our or our subsidiaries' fee-owned or ground leased properties without the prior written consent of Aslan Realty Partners II;

  •
  not sell, lease, mortgage, subject to lien or otherwise dispose of any of our respective personal property or intangible property, except:

  •
  in the ordinary course of business;

  •
  in connection with the sale of certain properties as described under "—Covenants of All of the Parties—Sale of Certain Properties" below; or

  •
  for immaterial dispositions of personal property or intangible property;

  •
  not make any loans, advances or capital contributions to, or investments in, any other person, other than loans, advances and capital contributions to our subsidiaries that were in existence on the date of the merger agreement and ordinary course expense advances to employees and except in connection with the incurrence of indebtedness in accordance with the restrictions described above, and not enter into any new, or amend or supplement any existing, contract, lease or other agreement with any of our subsidiaries;

  •
  not:

  •
  settle, pay or discharge any litigation, investigation, arbitration, proceeding or other claim, liability or obligation arising from the conduct of business in the ordinary course for an amount in excess of $500,000 in the aggregate; or

  •
  settle, pay or discharge any claim against us with respect to or arising out of the transactions contemplated by the merger agreement for an amount in excess of $500,000 in the aggregate;

  •
  not enter into or amend any commitment or agreement with any officer, trustee, consultant or affiliate of us or any of our subsidiaries;

  •
  not guarantee indebtedness of another person, enter into any "keep well" or other agreement to maintain any financial statement condition of another person or enter into any arrangement having the economic effect of any of the foregoing;

  •
  not:

  •
  increase any compensation or enter into or amend any employment agreement with any of our respective trustees or officers, other than waivers of benefits under those agreements or in connection with the cancellation of common share options;

  •
  enter into any employment agreement with any other person not currently an employee of us or our subsidiaries or increase any compensation (except as disclosed to Aslan Realty Partners II prior to the execution of the merger agreement);

  •
  enter into or amend any employment agreement or other material arrangement with any new or current employee (except with respect to arrangements which do not comprise employment agreements or amendments thereto and are entered into in the ordinary course of business and consistent with past practice in timing and amount or pursuant to the terms of that arrangement); or

  •
  take any action which could result in the creation of a right to cash or non-cash payments, rights to property or other contract rights which may be payable, accelerated or vested as a result of the merger to our respective current or former employees, officers or trustees, or alter in any manner a payment or right existing on the date of the merger agreement and disclosed to Aslan Realty Partners II prior to the execution of the merger agreement;

  •
  not adopt any new employee benefit plan or amend any employee benefit plan to increase benefits;

  •
  not settle any shareholder or limited partner derivative or class action claims arising out of or in connection with any of the transactions contemplated by the merger agreement;

  •
  not settle or compromise any material liability for federal, state, local or foreign taxes;

  •
  not accept a promissory note in payment of the exercise price payable under any common share option;

  •
  not enter into or amend or otherwise modify or waive any rights under any material agreement or arrangement with the persons that are affiliates, or, as of the date hereof, any officer, trustee or employee of us or our subsidiaries;

  •
  not, directly or indirectly or through a subsidiary, merge or consolidate with, acquire all or substantially all of the assets of or acquire the beneficial ownership of a majority of the outstanding capital stock or other equity interest in any person or entity (other than our subsidiaries);

  •
  not fail to qualify as a REIT prior to the effective time of the merger, and not enter into any transaction that would be considered a prohibited transaction as defined in Section 857(b)(6) of the Code;

  •
  not amend or change any sale agreement relating to the sale of certain properties as described under "—Covenants of All of the Parties—Sale of Certain Properties" below in any respect that would be materially adverse to us or Aslan Realty Partners II; and

  •
  not authorize, recommend, propose or announce an intention to do any of the foregoing prohibited actions, or enter into any contract, agreement, commitment or arrangement to do any of the foregoing prohibited actions.

  Representations and Warranties

        The merger agreement contains representations and warranties made by each of us, our operating partnership, Aslan Realty Partners II and Transwestern Superior Acquisition regarding aspects of our and their respective businesses, financial condition and structure, as well as other facts pertinent to the merger.

        Aslan Realty Partners II and Transwestern Superior Acquisition made representations and warranties relating to the following subject matters:

  •
  their formation, existence and good standing and, with respect to Aslan Realty Partners II, power and authority to own, lease, encumber and operate its assets and carry on its business;

  •
  power and authority to enter into the merger agreement and, subject to required statutory approvals, consummate the transactions contemplated by the merger agreement;

  •
  execution, delivery and, subject to required statutory approvals, enforceability of the merger agreement;

  •
  absence of any breach or violation of:

  •
  the organizational documents of Aslan Realty Partners II and its subsidiaries, including Transwestern Superior Acquisition;

  •
  applicable laws (subject to required statutory approvals); and

  •
  rights to use or access real property or any agreement by which they may be bound;

  •
  failure to obtain required statutory approvals;

  •
  litigation; and

  •
  absence of broker's, finder's or similar fees.

        The merger agreement also contains representations and warranties of Aslan Realty Partners II and Transwestern Superior Acquisition relating to the formation and interim operations of Transwestern Superior Acquisition and the availability of the financing necessary to satisfy their obligations under the merger agreement.

        In addition, we and our operating partnership made representations and warranties relating to the following subject matters:

  •
  our formation, existence, good standing and power and authority to own, lease, encumber and operate assets and carry on our business;

  •
  ownership of interests in our subsidiaries' capital stock, the absence of restrictions or encumbrances with respect to capital stock of any subsidiary and the formation, existence and good standing of our subsidiaries and their power and authority to own, lease, encumber and operate assets and carry on their respective businesses;

  •
  capitalization;

  •
  absence of interests in entities that are not our subsidiaries;

  •
  power and authority to enter into the merger agreement and, subject to shareholder approval, required statutory approvals and the acceptance of the articles of merger with the State Department of Assessments and Taxation of Maryland, to consummate the merger;

  •
  execution, delivery and, subject to shareholder approval, required statutory approvals and the acceptance of the articles of merger with the State Department of Assessments and Taxation of Maryland, enforceability of the merger agreement;

  •
  absence of any breach or violation of:

  •
  our and our subsidiaries' organizational documents;

    •
    applicable laws (subject to required statutory approvals and shareholder approval); and

    •
    subject to obtaining the consents of the lenders under our debt arrangements, the rights to use or access our respective real property or any restrictions contained in any agreement by which our respective property or assets may be bound;

  •
  failure to obtain required statutory approvals;

  •
  compliance with laws;

  •
  filings and reports and financial statements with the Securities and Exchange Commission;

  •
  the accuracy of our financial statements;

  •
  absence of specified changes or events and no undisclosed liabilities;

  •
  litigation;

  •
  real estate matters, including:

  •
  ownership of fee simple title to owned properties and leasehold title to ground leased properties, and encumbrances and restrictions on those properties;

  •
  defaults under ground leases;

  •
  title insurance on fee-owned or ground leased properties;

  •
  restrictions on the use of fee-owned or ground leased properties;

  •
  condemnation proceedings or violations of zoning or similar laws with respect to fee-owned or ground leased properties;

  •
  management of fee-owned or ground leased properties;

  •
  space that we or our subsidiaries lease and defaults under the leases for the leased property;

  •
  the rent roll with respect to leases of fee-owned or ground leased properties;

  •
  occupation of leases with respect to fee-owned or ground leased properties;

  •
  work to be performed with respect to site approval, zoning reclassification or similar action relating to fee-owned or ground leased properties;

  •
  title to personal and non-real properties and assets;

  •
  the development of properties; and

  •
  commitments or contractual obligations to acquire properties;

  •
  tax matters;

  •
  employee benefit plans;

  •
  environmental matters;

  •
  transactions with affiliates;

  •
  required shareholder approvals;

  •
  the fairness opinion delivered by our financial advisor;

  •
  the use of brokers, finders and investment bankers;

  •
  material contracts;

  •
  registration under the Investment Company Act of 1940, as amended;

  •
  payments to employees, officers and trustees;

  •
  state takeover statutes;

  •
  intellectual property;

  •
  insurance;

  •
  change in control, severance and other payments payable to employees; and

  •
  filings under the Worker Adjustment and Retraining Notification Act.

        The representations and warranties contained in the merger agreement do not survive the completion of the merger.

  Covenants of Aslan Realty Partners II and Transwestern Superior Acquisition

        Aslan Realty Partners II and Transwestern Superior Acquisition have certain obligations and responsibilities under the merger agreement.

        Tax Matters.    The merger agreement provides that neither Aslan Realty Partners II nor Transwestern Superior Acquisition will take or allow to be taken any action following the effective time of the merger that would affect our qualification as a REIT for any period or portion thereof ending on or before the effective time of the merger.

        Trustee and Officer Indemnity and Insurance.    The merger agreement provides that from and after the effective time of the merger, Aslan Realty Partners II and Transwestern Superior Acquisition will provide exculpation and indemnification for each person who is now or has been at any time prior to the date of the merger agreement or who becomes prior to the effective time of the merger, an officer, trustee or director of us or our subsidiaries that is the same as the exculpation and indemnification provided to those persons by us and our subsidiaries immediately prior to the effective time of the merger in our declaration of trust and bylaws and in our subsidiaries' organizational documents or in any similar organizational document as in effect on the date of the merger agreement. Aslan Realty Partners II and Transwestern Superior Acquisition will assume and agree to perform the indemnification agreements with our trustees and officers in effect on the date of the merger agreement in the same manner and to the same extent we would be required to perform if the merger had not taken place.

        The merger agreement also provides that at or prior to the effective time of the merger, we may purchase a six-year pre-paid, noncancellable trustees' and officers' liability insurance policy from an insurer reasonably acceptable to us covering acts or omissions occurring prior to the effective time of the merger with respect to those persons who are currently covered by our trustees' and officers' liability insurance policy. The new policy will have terms with respect to coverage and amount that are no less favorable to our trustees and officers currently covered by insurance than those of the policy in effect on the date of the merger agreement, but in no event will the total premium on the policy exceed $1,030,000.

  Our Covenants and Covenants of Our Operating Partnership

        We and our operating partnership have certain obligations and responsibilities under the merger agreement.

        Access to Information.    Under the merger agreement, upon reasonable notice and during normal business hours, we and our subsidiaries must afford to the managers, members, officers, employees, accountants, counsel, financial advisor and other representatives of Aslan Realty Partners II reasonable access throughout the period from the date of the merger agreement until the effective time of the merger to all of our respective properties, books, contracts, commitments and records. During this period, unless prohibited by law, we and our subsidiaries must furnish promptly to Aslan Realty Partners II:

  •
  a copy of each reasonably available report, schedule and other document filed or received by us or any of our subsidiaries pursuant to the requirements of federal or state securities laws or filed with the Securities and Exchange Commission, the Department of Justice, the Federal Trade Commission or any other federal or state regulatory agency or commission; and

  •
  all information concerning us, our subsidiaries, and our respective businesses and properties, officers, trustees, directors and shareholders and any other matters as may be reasonably requested by Aslan Realty Partners II in connection with any filings, applications or approvals required or contemplated by the merger agreement.

        Additionally, we must, at the request of Aslan Realty Partners II, request from any tenant of any of our respective fee-owned or ground leased properties an estoppel certificate in a form reasonably requested by Aslan Realty Partners II with respect to the tenant's lease.

        All documents and information furnished to Aslan Realty Partners II pursuant to our obligations described above are subject to a confidentiality agreement entered into between us and Aslan Realty Partners II in May 2003.

        Benefit Plans and Other Employee Arrangements.    The merger agreement provides that we must terminate the employment of each of our and our subsidiaries' employees immediately prior to the effective time of the merger. Unless described otherwise in this section below, Aslan Realty Partners II and its affiliates are entitled, but not obligated, to offer employment to any of our or our subsidiaries' employees on terms and conditions as Aslan Realty Partners II or its affiliates deems appropriate. At least sixty days prior to the closing date of the merger, representatives of Aslan Realty Partners II and its affiliates will be provided with a reasonable opportunity to interview and select our and our subsidiaries' employees to whom offers of employment will be made. Individuals selected by Transwestern Superior Acquisition (as the surviving entity) or its affiliates for employment will be provided written offers of employment on an at-will basis as of the effective time of the merger, and upon other terms and conditions as will be determined by Aslan Realty Partners II and its affiliates. We have agreed that we will reasonably cooperate with Aslan Realty Partners II and its affiliates in transmitting the offers of employment.

        We have agreed that, on or prior to the effective time of the merger, we will take any actions as may be necessary or appropriate to terminate all pension, retirement, savings, disability, medical, dental, health, life, death benefit, group insurance, profit sharing, deferred compensation, share option, share loan, bonus, incentive, vacation pay, tuition reimbursement, severance pay or other employee benefit plans, trusts, agreements, contracts, arrangements, policies or commitments as of the effective time of the merger. However, the merger agreement provides that:

  •
  the Great Lakes REIT Cafeteria Plan will be frozen as of the effective time of the merger subject to payment of any eligible benefit claims and subject to any terminated employee's election under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or COBRA, as codified in Section 601 et seq. of the Employee Retirement Income Security Act of 1974, as amended, or ERISA, regarding medical reimbursement accounts; and

  •
  our severance plan will continue until terminated after payments thereunder are made to eligible employees terminated as contemplated in the merger agreement.

        Transwestern Superior Acquisition (as the surviving entity) or its affiliates will be responsible for providing COBRA continuation coverage to all of our former employees to the extent required by law.

In the event that such COBRA coverage is not required by law, we and Transwestern Superior Acquisition (as the surviving entity) or its affiliates will use our commercially reasonable best efforts to obtain group health insurance contracts covering the former employees for the periods and on the terms as we are obligated to provide coverage under the written employment agreements with our officers and to other former employees under the provisions of COBRA, without regard to whether such COBRA coverage is required by law. In the event that continuation coverage is provided, regardless of whether required by law, the coverage will be at no cost to the officer for a period of 12 months following the date the coverage is effective with respect to the officer, to the extent provided in the officer's written agreement. In the event that coverage is not required by law and neither Aslan Realty Partners II or any of its affiliates nor Transwestern Superior Acquisition (as the surviving entity) is able to procure the coverage described in this paragraph, Aslan Realty Partners II will pay, in lieu thereof, to each officer a lump sum payment in an amount equal to the cost of obtaining individual and family coverage, as applicable, that is substantially equivalent to the officer's existing health benefits as determined as of the effective time of the merger through a solvent and nationally reputable health insurer willing to provide such coverage selected by Aslan Realty Partners II and reasonably acceptable to us. Each of our former employees who is hired by Transwestern Superior Acquisition (as the surviving entity) or an affiliate as an employee will be eligible for coverage for health insurance benefits under the hiring entity's plan.

        The merger agreement also provides, among other things, that:

  •
  the compensation, benefits, payments, accelerations, share options and share appreciation rights of our trustees and officers must be satisfied at the effective time of the agreement or as otherwise described in this proxy statement;

  •
  certain of our officers must have executed release agreements relating to, among other things, claims arising from the officer's termination of employment in connection with the consummation of the merger;

  •
  at or prior to the effective time of the merger, we and our subsidiaries must use our reasonable best efforts to cause all loans made by us or our subsidiaries to any employee, officer, trustee or director to be repaid in full, provided that loans to specified officers must be repaid in full at or prior to the effective time of the merger;

  •
  at the effective time of the merger, we must provide Aslan Realty Partners II and Transwestern Superior Acquisition with a schedule of elections, amounts contributed and account balances, reimbursements paid and pending but unpaid claims for all of our current or former employees under our flexible spending plan;

  •
  prior to the effective time of the merger, we must amend our severance plans or policies to the extent necessary to clarify that no severance payments are required to be paid to our employees that are offered employment by Transwestern Superior Acquisition (as the surviving entity) or its affiliates, provided that the offers of employment contain no diminution in the employee's base salary or require the employee to perform his or her duties at a location that is more than 25 miles from the employee's location of employment by us;

  •
  prior to the effective time, we must pay any unpaid incentive bonuses due for 2003; and

  •
  we must terminate our dividend reinvestment and direct share purchase and sale plan prior to the effective time of the merger and ensure that no purchase or other rights under the dividend reinvestment and direct share purchase and sale plan enable the purchaser or holder of rights to acquire any interest in Transwestern Superior Acquisition (as the surviving entity), Aslan Realty Partners II or any of its subsidiaries as a result of their purchase or the exercise of their rights at or after the effective time of the merger.

        Resignations.    Under the merger agreement, on the closing date of the merger, we must cause our and our subsidiaries' trustees or directors, as the case may be, and officers to submit their resignations from their positions, effective as of the effective time of the merger.

        Monthly Financial Statements.    Under the merger agreement, from and after the date of the merger agreement, we must deliver to Aslan Realty Partners II within 15 days after the last day of each month the monthly financial statements consisting of a balance sheet, statements of cash flow and statements of income as of the last day of each month and for that month prepared in accordance with accounting practices applied in our audited financial statements for the year ended December 31, 2002 consistently applied. However, we have 20 days after the last day of each month to deliver to Aslan Realty Partners II statements of cash flow. Additionally, from and after the date of the merger agreement, we must deliver to Aslan Realty Partners II within 15 days after the last day of each month any reports, which are prepared by us in the ordinary course of business, as Aslan Realty Partners II may request from time to time, including reports showing new leases, proposals, showings, subleases, move outs and shadow space.

        Dissolution of GLR No. 4.    We have agreed that, prior to the closing date of the merger, we will dissolve GLR No. 4, our wholly owned subsidiary.

        Redemption of Limited Partnership Units of Our Operating Partnership.    Prior to the closing date of the merger, holders of limited partnership units of our operating partnership (other than us or our subsidiaries) will execute an irrevocable notice of redemption, which, among other things, provides that the holders will irrevocably agree to redeem their limited partnership units of our operating partnership on the closing date of the merger immediately prior to the effective time of the merger in accordance with the partnership agreement. We have obtained these irrevocable notices of redemption. We have agreed to purchase those limited partnership units in exchange for the amount specified in the partnership agreement. Prior to the closing date of the merger, we will form a wholly owned corporation that will file an election to be treated as a taxable REIT subsidiary. Prior to the conversion of the limited partnership units into common shares as provided in the irrevocable notice of redemption, we will sell 100 limited partnership units of our operating partnership to the newly-formed taxable REIT subsidiary for an amount equal to the merger consideration per limited partnership unit.

  Covenants of All of the Parties

        Special Meeting of Our Shareholders.    Under the merger agreement, we must, through our board of trustees and in accordance with our declaration of trust, bylaws and applicable law (provided that the merger agreement has not been terminated):

  •
  duly call, give notice of, convene and hold a special meeting of our shareholders as soon as reasonably practicable following the date of the merger agreement (but in no event sooner than 20 business days following the date this proxy statement was mailed), for the purpose of considering and taking action upon and securing the shareholders' approval of the merger and the merger agreement; and

  •
  as promptly as reasonably practicable following the date of the merger agreement, prepare and file with the Securities and Exchange Commission a preliminary proxy or information statement, after review by Aslan Realty Partners II and its counsel, relating to the merger and the merger agreement and use our reasonable best efforts to:

  •
  obtain and furnish the information required to be included by the Securities and Exchange Commission in the proxy statement and, after consultation with Aslan Realty Partners II, to respond promptly to any comments made by the Securities and Exchange Commission with respect to the preliminary proxy statement and cause a definitive proxy statement, including any amendment or supplement thereto, to be distributed to our shareholders in accordance with applicable law and our declaration of trust and bylaws, provided that we may make no amendment or supplement to the proxy statement without first consulting with Aslan Realty Partners II and its counsel; and

    •
    obtain the shareholders' approval of the merger and merger agreement.

        We are required to cause the proxy statement to comply in all material respects with all applicable requirements of law. Whenever any event occurs which is required to be set forth in an amendment or supplement to the proxy statement, we are required to promptly inform Aslan Realty Partners II of that occurrence and file with the Securities and Exchange Commission and mail to our shareholders an amendment or supplement to the proxy statement.

        At the special meeting of our shareholders, Aslan Realty Partners II and Transwestern Superior Acquisition are required to vote all of their common shares that they own to approve the merger and the merger agreement.

        Each of us, our company partnership, Aslan Realty Partners II and Transwestern Superior Acquisition have agreed that the information provided by it for inclusion or incorporation by reference in the proxy statement and each amendment thereto, at the time of the proxy statement's mailing and at the time of the special meeting of our shareholders, will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each party must advise the others, promptly after it receives notice thereof, of any request by the Securities and Exchange Commission for amendment of the proxy statement or comments thereon and responses thereto or requests by the Securities and Exchange Commission for additional information.

        The special meeting of our shareholders for the purpose of securing the shareholders' approval will be held on such date or dates as we determine but in no event may it be more than 45 days after the date the proxy statement is mailed. Notwithstanding, if on the date for the special meeting, we have not:

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  received proxies representing a sufficient number of common shares to approve the merger and the merger agreement (but less than a majority of our outstanding common shares have been voted against approval of the merger and the merger agreement); or

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  consummated the sale of certain properties as described under "—Sale of Certain Properties" below,

then we may adjourn the special meeting, subject to applicable law, until a date that is mutually agreed upon by us and Aslan Realty Partners II, which date must not be less than ten days nor more than 20 days after the originally scheduled date.

        We must, through our board of trustees, recommend that our shareholders approve the merger and the merger agreement. However, prior to the special meeting of our shareholders, that recommendation may be withdrawn, modified or amended to the extent that, as a result of the commencement or receipt of a superior acquisition proposal, our board of trustees determines in good faith that the withdrawal, modification or amendment is appropriate.

        Sale of Certain Properties.    Under the merger agreement, prior to the effective time of the merger, we may sell our University Office Plaza property, located in Minneapolis, Minnesota, to the extent the net proceeds (as adjusted pursuant to the terms of the merger agreement) from the consummation of the sale exceed the agreed value for that property. As discussed under "—The Merger" on page 19, we have entered into an agreement to sell the University Office Plaza property to the University of Minnesota for a contract price that would increase the per share consideration payable in the merger by an estimated $0.11 per common share. We have also entered into a separate agreement with Fortis Asset Management relating to the University Office Plaza property. That agreement provides for Fortis' purchase of the University Office Plaza property in the event the sale of the property to the University of Minnesota is not consummated. If the University Office Plaza property is sold to Fortis for the price specified in our contract with Fortis, the per share consideration payable in the merger would be increased by an estimated $0.08 per common share rather than the estimated $0.11 per common share. In addition, we have entered into an agreement to sell our 3550 Salt Creek Lane property, located in Arlington Heights, Illinois, for a contract price that would increase the consideration payable in the merger by an estimated $0.05 per common share.

        We will publicly announce any increase in the merger consideration prior to the completion of the merger. However, there can be no assurance that we will consummate the sale of the University Office Plaza property to either the University of Minnesota or Fortis or that we will consummate the sale of our 3550 Salt Creek Lane property.

        Under the merger agreement, prior to the effective time of the merger, we may sell certain other specified real properties listed below (such properties are sometimes referred to in this proxy statement as "potential sale properties") to the extent the net proceeds (as adjusted pursuant to the terms of the merger agreement) from the consummation of a sale of a potential sale property exceed the agreed value for that potential sale property. Aslan Realty Partners II will have the right prior to execution to review the terms of, and documentation related to, the sale of any of the potential sale properties, and Aslan Realty Partners II will have the right prior to execution to approve (which approval may not be unreasonably withheld or delayed) the terms of any potential sale property transaction in the event the terms of the proposed transaction differ, in a manner materially adverse to us, from the related terms included in the form contract agreed upon by us and Aslan Realty Partners II and provided to Aslan Realty Partners II prior to the execution of the merger agreement.

Potential Sale Properties

Property Location	Property Type	Year Built	Date Acquired	Land Area in Acres	Square Footage
1920 & 1930 Thoreau Drive Schaumburg, Illinois	Single-story office	1986	August 2000	8.7	109,392
1660 Feehanville Drive Mount Prospect, Illinois	Multi-story office	1989	August 1995	7.3	85,487
185 Hansen Court Wood Dale, Illinois	Single-story office/office service	1986	January 1994	3.0	33,495
3455 Salt Creek Lane Arlington Heights, Illinois	Single-story office/office service	1984	October 1997	2.6	42,086
3555 Salt Creek Lane Arlington Heights, Illinois	Single-story office/office service	1984	October 1997	2.5	15,425
425 Metro Place North Dublin, Ohio	Multi-story office	1982	September 1997	6.3	101,592
655 Metro Place North Dublin, Ohio	Multi-story office	1986	September 1997	15.0	215,173
4860-5000 Blazer Memorial Parkway Dublin, Ohio	Single-story office/office service	1986	September 1996	13.7	124,929

        Efforts and Assistance.    The merger agreement provides that we, our operating partnership, Aslan Realty Partners II and Transwestern Superior Acquisition will each use reasonable best efforts:

  •
  to cooperate with one another in:

  •
  determining which filings are required to be made prior to the effective time of the merger with, and which consents, approvals, permits or authorizations are required to be obtained prior to the effective time of the merger from, any governmental authority of the United States or any state and any third parties in connection with the execution and delivery of the merger agreement and the consummation of the transactions contemplated thereby; and

  •
  timely making all such filings and timely seeking all such consents, approvals, permits and authorizations;

  •
  other than the payment of money that is not contractually required to be paid, to obtain in writing any consents required from third parties to effectuate the merger, which consents must be in a form reasonably satisfactory to each of the parties;

  •
  to take, or cause to be taken, all other action and do, or cause to be done, all other things necessary, proper or appropriate to consummate and make effective the transactions contemplated by the merger agreement; and

  •
  to give prompt notice to the other parties:

  •
  if any representation or warranty contained in the merger agreement that is qualified as to materiality becomes untrue or inaccurate in any respect or any representation or warranty that is not so qualified becomes untrue or inaccurate in any material respect; or

  •
  of the failure to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under the merger agreement,

provided, however, that no notification will affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under the merger agreement.

        Tax Matters.    The merger agreement provides that from the date of the merger agreement until the closing of the merger, we must comply with all applicable provisions of the Code and the Treasury Regulations relating to REITs and may not take or fail to take an action if taking or failing to take that action would reasonably be expected to result in us failing to qualify as a REIT.

        For federal income tax purposes, each of the parties to the merger agreement will treat the transactions contemplated by the merger agreement as:

  •
  the purchase by the sole member of Aslan Realty Partners II of all of our assets subject to all of our liabilities in exchange for the merger consideration; and

  •
  the distribution by us of the merger consideration to our shareholders in liquidation of us within the meaning of Section 562(b)(1) of the Code.

        On or before the closing date of the merger, we and Aslan Realty Partners II will agree as to the allocation of the merger consideration and the liabilities assumed by Transwestern Superior Acquisition in the merger among our assets. This allocation must comply with Section 1060 of the Code and the associated Treasury Regulations. To the extent required by the Code or the Treasury Regulations, we and Transwestern Superior Acquisition will timely file or cause to be filed Internal Revenue Service Forms 8594 on a basis consistent with the allocations made. Aslan Realty Partners II will cause to be timely filed all returns, reports or similar statements, together with any attached schedules, that are required with respect to income taxes for our final taxable year ending on the closing date of the merger consistent with the tax treatment of the transactions contemplated by the merger agreement and consistent with our past practice and our status as a REIT.

        Neither Aslan Realty Partners II nor Transwestern Superior Acquisition will take any action following the effective time of the merger that would affect our qualification as a REIT for any period or portion thereof ending on or before the effective time of the merger.

        Each party to the merger agreement will cooperate in the preparation, execution and filing of all returns, questionnaires, applications or other documents regarding any real property transfer or gains, sales, use, transfer, value added, share transfer and stamp taxes, any transfer, recording, registration and other fees and any similar taxes which may become payable in connection with the transactions contemplated by the merger agreement. To the extent applicable, Aslan Realty Partners II will pay all transfer and gains taxes.

        Prior to closing of the merger, we will use our reasonable good faith efforts to obtain a private letter ruling from the Internal Revenue Service that is reasonably acceptable in form and substance to Aslan Realty Partners II granting to GLR Milwaukee Center SPE Corp., a wholly owned subsidiary of our operating partnership, an extension of time to elect to be treated as a "taxable REIT subsidiary" under the Code.

        Public Announcements.    The merger agreement provides that we, our operating partnership, Aslan Realty Partners II and Transwestern Superior Acquisition will each consult with each other before issuing, and provide each other the opportunity to review and comment upon, any press release or other written public statements, including, without limitation, any press release or other written public statement that addresses in any manner the transactions contemplated by the merger agreement, and will not issue any press release or make any written public statement prior to such consultation, except as may be required by applicable law, court process or by obligations pursuant to any listing agreement with any national securities exchange.

        Expenses.    Under the merger agreement, all costs and expenses incurred in connection with the merger agreement and the transactions contemplated thereby will be paid by the party incurring those expenses.

        Lender Consents and Specified Modifications.    Under the merger agreement, prior to the effective time of the merger agreement, we must have obtained the consent of the lenders under our debt arrangements providing for specific modifications to certain of our existing indebtedness. Aslan Realty Partners II is authorized under the merger agreement to send a request to each lender for the specified modifications and for any estoppels and other modifications to, or restructurings of, our existing indebtedness as may be desired by Aslan Realty Partners II and to negotiate the terms of those consents, estoppels, modifications or restructurings with each lender. Aslan Realty Partners II must keep us reasonably informed as to the status of those negotiations.

        Redemption of Preferred Shares.    Under the merger agreement, we must issue notice to holders of our outstanding preferred shares, in accordance with the articles supplementary to our declaration of trust, for redemption of our outstanding preferred shares at least 31 days prior to the closing date of the merger. We must cause the redemption of our outstanding preferred shares with the proceeds from the issuance of the new preferred shares, which will be issued to Aslan Realty Partners II in accordance with the terms of a subscription agreement between us and Aslan Realty Partners II. The parties to the merger agreement have agreed to take all necessary actions to consummate the transactions contemplated by the subscription agreement prior to the effective time of the merger agreement.

Regulatory and Other Approvals

        No federal or state regulatory approvals that are required in order to complete the transactions contemplated by the merger agreement remain to be complied with other than the filing of the articles of merger with, and the acceptance of the articles of merger for record by, the State Department of Assessments and Taxation of Maryland.

Appraisal Rights

        Under Maryland law, because our common shares are listed on the NYSE, shareholders do not have the right to receive the appraised value of their shares in connection with the proposed merger. There are no appraisal rights offered in the merger agreement or otherwise in connection with the merger.

Conduct of Our Company in the Event the Merger is Not Completed

        If the merger is not completed, we will continue to operate as an independent entity substantially in accordance with our present policies and procedures. In this regard, it is likely that our board would significantly cut the dividend rate on our common shares in light of our management's expectations for fiscal 2004 and the continuing negative trends in leasing activity and occupancy rates for our portfolio, as discussed under the heading "—Background of the Merger" beginning on page 22.

Method of Accounting

        The merger will be accounted for using the purchase method of accounting for financial reporting purposes. Under this method of accounting, the aggregate consideration paid by Aslan Realty Partners II in connection with the merger will be allocated to Great Lakes REIT's assets and liabilities based on their fair values, with any excess or deficit being treated as goodwill. The assets and liabilities and results of operations of Great Lakes REIT will be consolidated into the assets and liabilities and results of operations of Aslan Realty Partners II from the date of the completion of the merger.

Fees and Expenses

        We estimate that our company will incur, and will be responsible for paying, transaction-related fees and expenses, consisting primarily of filing fees, fees and expenses of our investment banker, real estate advisor, attorneys and accountants, other related charges and the costs associated with obtaining lender consents, totaling approximately $6.0 million, assuming the merger and the other transactions contemplated by the merger agreement are completed. This amount consists of the following estimated fees:

Investment banker and real estate advisor fees	$3,000,000
Legal, tax, accounting and other fees and expenses	1,000,000
Lender consents	2,000,000

6,000,000

Shareholder Litigation

        On January 23, 2004, a lawsuit was filed in the Circuit Court of Cook County, Illinois, as a purported class action on behalf of our shareholders, asserting claims against our trustees and us for alleged breach of fiduciary duties in connection with the merger and property sale transactions, as announced on January 22, 2004. The lawsuit claims that the transactions improperly favored our trustees and Transwestern at the expense of the interests of Great Lakes REIT and its public shareholders. We believe the claims asserted in this lawsuit are without merit and intend to vigorously defend the lawsuit.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

        The following is a general summary of the material U.S. federal income tax consequences of the merger to holders of our common shares. This summary is based on the Code, Treasury Regulations promulgated thereunder, judicial decisions and administrative rulings as of the date of this proxy statement, all of which are subject to change or differing interpretations, possibly with retroactive effect. The discussion below does not address all U.S. federal income tax consequences of the merger, or any state, local or foreign tax consequences of the merger. Your tax treatment may vary depending upon your particular situation. Also, this discussion does not address various tax rules that may apply if you are a shareholder subject to special treatment under the Code, such as a dealer, financial institution, insurance company, tax-exempt entity, U.S. expatriate, non-U.S. shareholder (except as discussed below), a person who holds common shares as part of a "straddle," a "hedge," a "constructive sale" transaction or a "conversion" transaction, a person that has a functional currency other than the U.S. dollar, a person who is subject to the alternative minimum tax, an investor in a pass-through entity, or if you do not hold our common shares as a capital asset. This discussion is not binding on the Internal Revenue Service, or IRS, and no ruling has been or will be sought from the IRS regarding the tax consequences of the merger.

        For purposes of this discussion, a U.S. shareholder is a U.S. citizen or resident alien individual as defined in the Code, a domestic corporation or an entity that has elected to be treated as a domestic corporation for U.S. federal income tax purposes, an estate the income from which is includible in its gross income for U.S. federal income tax purposes without regard to its source, or a trust if a U.S. court is able to exercise primary supervision over the administration of the trust, and one or more U.S. persons have the authority to control all of the substantial decisions of the trust. A non-U.S. shareholder is any shareholder that is not a U.S. shareholder.

        In addition, if a partnership or other entity treated for U.S. federal income tax purposes as a partnership holds our shares, the tax treatment of each partner will generally depend on the status of the partner and the activities of the partnership. Partners and partnerships holding our shares are urged to consult their tax advisors.

        This discussion is for general information purposes only and may not address all tax considerations that may be relevant to you. You are urged to consult your tax advisor with respect to the particular tax consequences to you of the merger, including the applicability and effect of any state, local or foreign laws.

Consequences to U.S. Shareholders

        The merger will be treated for U.S. federal income tax purposes as if we had sold all of our assets to Aslan Realty Partners II in exchange for the merger consideration and then made a liquidating distribution of the merger consideration to our shareholders in exchange for our common shares. As a result, if you are a U.S. shareholder, you will be treated as having sold your common shares in exchange for the merger consideration and you will recognize capital gain or loss with respect to your shares, measured by the difference between your adjusted tax basis in the shares exchanged and the amount of cash received. Your gain or loss will constitute long-term capital gain or loss if you held your shares for more than one year as of the effective time of the merger. However a U.S. shareholder who has held our shares for six months or less at the effective time of the merger, taking into account the holding period rules of Sections 246(c)(3) and (4) of the Code, and who recognizes a loss with respect to those shares will be treated as recognizing long-term capital loss to the extent of any capital gain dividends received from us with respect to those shares. If you hold blocks of shares which were acquired separately at different times and/or prices, you must calculate separately your gain or loss for each block of shares.

Consequences to Non-U.S. Shareholders

        Generally, a non-U.S. shareholder's gain or loss from the merger will be determined in the same manner as that of a U.S. shareholder. Assuming that the merger consideration is treated as the proceeds of a sale of our common shares for purposes of the Foreign Investment in Real Property Tax Act of 1980, or FIRPTA, and subject to the discussion below regarding the potential application of certain FIRPTA provisions governing distributions, if you are a non-U.S. shareholder, then you should not be subject to U.S. federal income taxation on any gain or loss from the merger unless, (a) the gain is effectively connected with a trade or business that you conduct in the United States, (b) you are an individual who has been present in the United States for 183 days or more during the taxable year of the merger and certain other conditions are satisfied, or (c) your shares constitute a "U.S. real property interest" under FIRPTA.

        If your common shares constitute a "U.S. real property interest" within the meaning of FIRPTA or if the gain from the merger is effectively connected with your U.S. trade or business, then you will be subject to U.S. federal income tax with respect to that gain. In addition, a non-U.S. shareholder may be subject to applicable alternative minimum tax, a special alternative minimum tax in the case of nonresident alien individuals and the possible application of the 30% branch profits tax in the case of non-U.S. corporations. If you are a non-U.S. shareholder who is an individual and has been present in the United States for 183 days or more during the taxable year of the merger and certain other conditions are satisfied, you will be subject to a 30% tax on the amount of your capital gains. If you are eligible for treaty benefits under an income tax treaty with the United States, you may be able to reduce or eliminate certain of the U.S. federal income tax consequences discussed above. You are urged to consult your tax advisor regarding possible relief under an applicable income tax treaty.

        Your shares generally will constitute a "U.S. real property interest" if (a) we are not a "domestically-controlled REIT" at the effective time of the merger, and (b) you hold more than 5% of the total fair market value of our shares at any time during the shorter of (x) the five-year period ending with the effective date of the merger or (y) your holding period for your shares. We will be a "domestically-controlled REIT" at the effective time of the merger if non-U.S. shareholders held less than 50% of the value of our shares at all times during the five-year period ending with the effective time of the merger. Based on the record ownership of our shares, we believe we are a domestically-controlled REIT as of the date of this proxy statement, but no assurances can be given that the domestic ownership of our shares has been or will be sufficient for us to qualify as a domestically-controlled REIT at the effective time of the merger.

        The tax treatment described above assumes that the merger consideration will be treated as the proceeds of a sale of our common shares for purposes of FIRPTA, consistent with the general treatment of the merger for other U.S. federal income tax purposes. It is possible, however, that non-U.S. shareholders will be subject to tax under special provisions of FIRPTA which provide that distributions from REITs are treated as gain from the sale of U.S. real property interests, and thus subject to U.S. federal income tax as described above, to the extent that the distributions are attributable to gain from the sale of U.S. real property interests by the REIT. These provisions could apply because for U.S. federal income tax purposes, the merger will be treated as if we sold our assets in a taxable transaction and then distributed the merger consideration in our liquidation. Although liquidating distributions are generally treated as taxable exchanges of shares for purposes of determining a shareholder's tax consequences, it is not clear under current law whether sale treatment also applies for purposes of FIRPTA. Accordingly, it is possible that the IRS will assert that the merger consideration received by a non-U.S. shareholder is subject to tax under FIRPTA to the extent attributable to gain from the sale of our assets.

        If you are a non-U.S. shareholder, you will be subject to withholding tax under FIRPTA if the merger consideration you receive is considered attributable to the sale of "U.S. real property interests."

As discussed above, because of the uncertainty regarding the treatment of the merger under FIRPTA, we may be required to withhold either (1) at a rate of 10% of the merger consideration received by you or (2) at a rate of 35% of our deemed liquidating distribution to you that is attributable to gains from the deemed sale of our U.S. real property interests. Accordingly, you should anticipate withholding at the higher of the amounts set forth in (1) and (2) of the preceding sentence. You may be entitled to a refund or credit against your U.S. tax liability, if any, with respect to the amount withheld, provided that the required information is furnished to the IRS on a timely basis. You should consult your tax advisor regarding withholding tax considerations.

Information Reporting and Backup Withholding

        Under certain circumstances you may be subject to information reporting and backup withholding with respect to your merger consideration. Backup withholding generally will not apply if you are a corporation or other exempt entity, or you furnish a correct taxpayer identification number and certify that you are not subject to backup withholding on IRS Form W-9 if you are a U.S. shareholder, or on the applicable Form(s) W-8 if you are a non-U.S. shareholder, or an appropriate substitute form. If you are subject to backup withholding, the amount withheld is not an additional tax, but rather is credited against your U.S. federal income tax liability. You should consult your tax advisor to ensure compliance with the procedures for exemption from backup withholding.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The total number of our common shares outstanding as of the record date was 16,090,628. The following table sets forth certain information regarding the beneficial ownership of common shares as of March 1, 2004 by (1) each trustee, (2) our Chief Executive Officer and each of our four other most highly paid executive officers, (3) all of our trustees and executive officers as a group and (4) each other person who is known by us to be the beneficial owner of 5% or more of our outstanding common shares. As noted in the footnotes below, a person is deemed to be the beneficial owner of the number of common shares of which that person has the right to acquire beneficial ownership, for example, by exercise of share options, within 60 days after March 1, 2004. Unless otherwise indicated in a footnote, all such common shares are owned directly, and the indicated person has sole voting and investment power.

Name	Shares Beneficially Owned (1)	Percentage Beneficially Owned
Barclays Global Investors, NA and Barclays Global Fund Advisors (2) 45 Fremont Street San Francisco, CA 94105	1,048,881	6.5%
Richard A. May (3) Chairman and Chief Executive Officer	742,480	4.6%
Matthew S. Dominski (4) Trustee	15,000	*
Patrick R. Hunt (5) President, Chief Operating Officer and Trustee	139,791	*
Daniel P. Kearney (6) Trustee	57,500	*
Leandra R. Knes (7) Trustee	10,000	*
Donald E. Phillips (8) Trustee	69,580	*
James E. Schrager (9) Trustee	15,000	*
Richard E. Terry (10) Trustee	20,000	*
Raymond M. Braun (11) Chief Investment Officer	268,283	1.7%
James Hicks (12) Chief Financial Officer	90,416	*
Richard L. Rasley (13) Executive Vice President and Co-General Counsel	218,401	1.3%
All trustees and executive officers as a group (11 persons) (14)	1,646,451	9.8%

*
Shares beneficially owned in each case constitute less than 1% of our outstanding common shares.

(1)
Unless otherwise indicated in these footnotes, each shareholder has sole voting and investment power with respect to the common shares beneficially owned. All share amounts reflect beneficial ownership determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934.

(2)
As reported in a Schedule 13G filed with the Securities and Exchange Commission on February 13, 2004 by Barclays Global Investors, NA ("BGI"), a bank as defined in the Securities and Exchange Act of 1934, and Barclays Global Fund Advisors ("BGFA"), an investment advisor, (i) BGI has sole voting power as to 823,069 common shares and sole dispositive power as to

  823,069 common shares, and (ii) BGFA has sole voting power as to 137,503 common shares and sole dispositive power as to 137,503 common shares.

(3)
Includes 23,149 shares directly owned by Mr. May's spouse and options exercisable within 60 days of March 1, 2004 to purchase 198,291 common shares.

(4)
Represents options exercisable within 60 days of March 1, 2004 to purchase common shares.

(5)
Includes options exercisable within 60 days of March 1, 2004 to purchase 115,900 common shares.

(6)
Includes options excercisable within 60 days of March 1, 2004 to purchase 30,000 common shares.

(7)
Represents options exercisable within 60 days of March 1, 2004 to purchase common shares.

(8)
Includes 26,580 shares directly owned by a charitable trust for which Mr. Phillips serves as trustee and options exercisable within 60 days of March 1, 2004 to purchase 35,000 common shares.

(9)
Represents options exercisable within 60 days of March 1, 2004 to purchase common shares.

(10)
Includes options exercisable within 60 days of March 1, 2004 to purchase 10,000 common shares.

(11)
Includes 18,296 shares directly owned by Mr. Braun's spouse and options exercisable within 60 days of March 1, 2004 to purchase 103,014 common shares.

(12)
Includes options exercisable within 60 days of March 1, 2004 to purchase 33,450 common shares.

(13)
Includes options exercisable within 60 days of March 1, 2004 to purchase 105,025 common shares.

(14)
Includes options exercisable within 60 days of March 1, 2004 to purchase an aggregate of 670,680 common shares.

OTHER MATTERS FOR ACTION AT THE SPECIAL MEETING

        Pursuant to our bylaws, no other business is permitted to be transacted at the special meeting of our common shareholders. On any motion to adjourn the special meeting, the named proxies will vote on such motion in their best discretion, provided that only those common shares represented by proxies entitled to vote "FOR" the proposal to approve the merger and the other transactions contemplated by the merger agreement may be voted by the named proxies "FOR" such adjournment.

Shareholder Proposals

        Due to the contemplated completion of the merger, we do not currently expect to hold a 2004 annual meeting of shareholders because, following the merger, we will no longer exist. If the merger is not completed for any reason, under Securities and Exchange Commission rules, the deadline for receipt of shareholder proposals for the annual meeting will be announced by us in a quarterly report on Form 10-Q.

        Our bylaws govern the submission of shareholder proposals or nominations for trustees that a shareholder wishes to have considered at a meeting of shareholders, but that are not included in its proxy statement for that meeting. Under our bylaws, a shareholder entitled to vote who has delivered a notice to our Secretary not less than 60 days nor more than 90 days prior to the first anniversary of the date of the previous year's annual meeting of shareholders may make nominations for trustees or other shareholder proposals to be addressed at the 2004 annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, for notice by the shareholder to be timely, it must be delivered not earlier than the 90th day prior to the annual meeting and not later than the later of the 60th day prior to the annual meeting or the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made. Any proposal must also comply with the other provisions contained in our bylaws relating to shareholder proposals.

EXPERTS

        Ernst & Young LLP, independent auditors, have audited our consolidated financial statements and schedule included in our annual report on Form 10-K for the year ended December 31, 2003 as set forth in their report, which is incorporated by reference in this proxy statement. Our financial statements and schedule are incorporated by reference in reliance on Ernst & Young LLP's report, given on their authority as experts in accounting and auditing. It is not anticipated that representatives of Ernst & Young LLP will attend the special meeting.

WHERE YOU CAN FIND MORE INFORMATION

        We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any document we file at the Securities and Exchange Commission's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference room. Copies of documents filed by us with the Securities and Exchange Commission are also available at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.

        The Securities and Exchange Commission also maintains an Internet web site that contains reports, proxy statements and other information about issuers like our company, which file electronically with the Securities and Exchange Commission. The address of that site is www.sec.gov. You may also retrieve financial information from our website at www.greatlakesreit.com.

        The Securities and Exchange Commission allows us to "incorporate by reference" into this proxy statement documents we have filed with the Securities and Exchange Commission. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement:

  •
  our annual report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission on March 10, 2004; and

  •
  our current reports on Form 8-K filed with the Securities and Exchange Commission on January 22, 2004 and March 5, 2004.

        We also incorporate by reference into this proxy statement additional documents that we may file with the Securities and Exchange Commission between the date of this proxy statement and the date of the Great Lakes REIT special meeting of common shareholders. Those documents include periodic reports, such as annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, as well as proxy statements.

        You may request a copy of the documents incorporated by reference into this proxy statement by writing to, telephoning or e-mailing Great Lakes REIT. We will provide to each person to whom a proxy statement is delivered a copy of any and all of the information that has been incorporated by reference in this proxy statement, excluding any exhibits that are not specifically incorporated by reference, without charge upon written or oral request of such person, and by first class mail or other equally prompt means within one business day after receipt of such request.

        Requests for documents should be directed to:

Great Lakes REIT
823 Commerce Drive
Suite 300
Oak Brook, Illinois 60523
Attn: Secretary
Telephone: (630) 368-2900
Email: info@greatlakesreit.com

        If you would like to request documents from us, please do so at least five business days before the date of the special meeting in order to receive timely delivery of such documents prior to the special meeting.

        This proxy statement does not constitute the solicitation of a proxy in any jurisdiction to or from any person to whom or from whom it is unlawful to make such proxy solicitation in such jurisdiction. You should rely only on the information contained or incorporated by reference in this proxy statement to vote your shares at the special meeting. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated March 15, 2004. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to common shareholders does not create any implication to the contrary.

ANNEX A

AGREEMENT AND PLAN OF MERGER

by and among

ASLAN REALTY PARTNERS II, L.P.,

TRANSWESTERN SUPERIOR ACQUISITION, L.L.C.,

GREAT LAKES REIT

and

GREAT LAKES REIT, L.P.

dated as of

January 21, 2004

A-i

A-ii

Section 9.8	Waiver of Jury Trial and Certain Damages	A-43
Section 9.9	Enforcement	A-43
Section 9.10	Amendment	A-44
Section 9.11	Waiver	A-44
Section 9.12	No Remedy in Certain Circumstances	A-44
Section 9.13	Exculpation	A-44
Section 9.14	Joint and Several Obligations	A-44
Section 9.15	Further Assurances	A-44
Section 9.16	Assignment	A-44
Exhibit A—Form of Unitholder Agreement

A-iii

INDEX OF DEFINED TERMS

Page
2004 Company Capital Budget	A-14
9 3/4% Company Preferred Shares	A-8
Acquiror	A-1
Acquiror Disclosure Schedule	A-25
Acquiror Material Adverse Effect	A-25
Acquiror Required Consents	A-25
Acquiror Required Statutory Approvals	A-26
Acquisition Proposal	A-29
Acquisition Sub	A-1
Affiliate	A-5
Agreement	A-1
Articles of Merger	A-1
Break-Up Fee	A-41
CERCLA	A-20
Certificate	A-2
Closing	A-1
Closing Date	A-1
Code	A-16
Commitment	A-15
Company	A-1
Company Bylaws	A-7
Company Common Shares	A-2
Company Declaration of Trust	A-7
Company Disclosure Schedule	A-7
Company Environmental Permits	A-20
Company Equity Rights	A-8
Company Financial Advisor	A-21
Company Financial Statements	A-11
Company Incentive Plan	A-8
Company Material Adverse Effect	A-7
Company New Preferred Share Merger Consideration	A-6
Company New Preferred Shares	A-6
Company Options	A-8
Company Other Interests	A-9
Company Partnership	A-1
Company Partnership Agreement	A-8
Company Preferred Shares	A-8
Company Properties	A-13
Company Rent Roll	A-14
Company Required Consents	A-10
Company Required Statutory Approvals	A-11
Company SEC Reports	A-11
Company Shareholder Meeting	A-31
Company Shareholders' Approval	A-21
Company Subsidiaries	A-7
Company Subsidiary Organizational Documents	A-8
Company Title Insurance Policy	A-14

A-iv

Confidentiality Agreement	A-31
Controlled Group Member	A-17
Cushman & Wakefield	A-21
DRIP	A-35
Earnest Money	A-3
Effective Time	A-1
Employee Plan	A-17
Encumbrances	A-13
End Date	A-40
Environmental Law	A-19
ERISA	A-17
Exchange Act	A-11
Expense Fee	A-41
Fairness Opinion	A-21
Fee-Owned Properties	A-13
Former Company Properties	A-20
GAAP	A-12
Governmental Authority	A-11
Ground Leased Properties	A-13
Hazardous Materials	A-20
Indebtedness	A-22
Indemnified Parties	A-35
Indemnifying Parties	A-35
IRS	A-17
Key Employees	A-34
Law	A-10
Leased Properties	A-14
Lenders	A-36
Letter of Transmittal	A-3
Liens	A-8
Merger	A-1
Merger Consideration	A-2
MLLCA	A-1
Net Proceeds	A-3
New TRS	A-6
OP Units	A-6
Paying Agent	A-3
Payment Fund	A-3
Pension Plan	A-17
Person	A-7
Potential Sale Assets	A-36
Private Letter Ruling	A-33
Property Restrictions	A-13
Proxy Statement	A-31
Recipient	A-41
REIT	A-16
Release	A-20
Release Agreement	A-34
Release Price	A-3
Sale Agreements	A-36

A-v

Sale Assets	A-36
Sarbanes-Oxley Act	A-12
SDAT	A-1
SEC	A-11
Section 3.20 Payments	A-23
Securities Act	A-9
Series A Preferred Units	A-9
Specified Modifications	A-36
Subscription Agreement	A-6
Subsidiary	A-7
Superior Acquisition Proposal	A-30
Surviving Entity	A-1
Tax Protection Agreement	A-17
Tax Return	A-17
Taxes	A-16
Title 8	A-1
Transfer and Gains Taxes	A-33
Treasury Regulations	A-16
Unitholder Agreements	A-6
Violation	A-10
Welfare Plan	A-17

A-vi

AGREEMENT AND PLAN OF MERGER

        THIS AGREEMENT AND PLAN OF MERGER, dated as of January 21, 2004 (this "Agreement"), is made and entered into by and among ASLAN REALTY PARTNERS II, L.P., an Illinois limited partnership ("Acquiror"), TRANSWESTERN SUPERIOR ACQUISITION, L.L.C., a Maryland limited liability company ("Acquisition Sub"), GREAT LAKES REIT, a Maryland real estate investment trust (the "Company"), and GREAT LAKES REIT, L.P., a Delaware limited partnership (the "Company Partnership").

RECITALS

        A.    The Board of Trustees of the Company, the general partner of Acquiror and the manager of Acquisition Sub have each approved this Agreement and the merger of the Company with and into Acquisition Sub, upon the terms and subject to the conditions and other provisions contained herein (the "Merger").

        B.    The parties desire to make certain representations, warranties, covenants and agreements in connection therewith.

        NOW THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I
THE MERGER

        Section 1.1    The Merger.

        (a)   Upon the terms and subject to the conditions set forth in this Agreement, the Company shall be merged with and into Acquisition Sub in accordance with Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland, as amended ("Title 8"), and the Maryland Limited Liability Company Act, as amended (the "MLLCA"), and the articles of merger with respect to the Merger containing the provisions required by, and executed in accordance with, Title 8 and the MLLCA (the "Articles of Merger") and the separate existence of the Company shall cease and Acquisition Sub shall continue as the surviving entity (in such capacity, the "Surviving Entity").

        (b)   The Merger shall have the effects set forth in Title 8 and the MLLCA. Accordingly, from and after the Effective Time (as defined herein), the Surviving Entity shall have all the properties, rights, privileges, purposes and powers, debts, duties and liabilities of the Company.

        Section 1.2    Closing.    Unless this Agreement has been terminated and the transactions contemplated herein have been abandoned pursuant to Article VIII hereof, the closing of the Merger (the "Closing") will take place at 10:00 a.m., Central time, on a date (the "Closing Date") to be specified by the parties, which shall be no later than the third (3rd) business day after satisfaction or waiver of all of the conditions set forth in Article VII hereof, at the offices of Piper Rudnick LLP, 203 N. LaSalle Street, Suite 1800, Chicago, Illinois 60601, unless another date or place is agreed to in writing by the parties hereto.

        Section 1.3    Effective Time.    On the Closing Date, the Company and Acquisition Sub shall execute and file the Articles of Merger in accordance with, and shall make all other filings or recordings and take all such other action required with respect to the Merger under, Title 8 and the MLLCA. The Merger shall become effective when the Articles of Merger have been accepted for filing by the State Department of Assessments and Taxation of Maryland (the "SDAT") (the "Effective

Time"), it being understood that the parties shall cause the Effective Time to occur as soon as practicable after the Closing.

        Section 1.4    Organizational Documents.    The operating agreement of Acquisition Sub shall continue to be the operating agreement of the Surviving Entity following the Effective Time until further amended in accordance with the terms thereof and applicable Law (as defined herein).

        Section 1.5    Managers and Officers of the Surviving Entity.    From and after the Effective Time, the managers and officers of Acquisition Sub shall be the managers and officers of the Surviving Entity, and such managers and officers shall serve until their successors have been duly elected or appointed (in the case of officers) and qualified, or until their death, resignation or removal from office in accordance with the Surviving Entity's organizational documents.

ARTICLE II
TREATMENT OF SHARES

        Section 2.1    Effect of the Merger on Membership Interests of Acquisition Sub.    As of the Effective Time, by virtue of the Merger and without any action on the part of any holder of membership interests of Acquisition Sub, each membership interest of Acquisition Sub issued and outstanding immediately prior to the Effective Time shall remain outstanding as the issued and outstanding membership interests of the Surviving Entity and shall, except as provided in Section 2.6 hereof, constitute the only outstanding membership interests of the Surviving Entity.

        Section 2.2    Effect of the Merger on Company Common Shares.    As of the Effective Time, by virtue of the Merger and without any action on the part of any holder of common shares of beneficial interest, par value $.01 per share, of the Company (the "Company Common Shares"):

        (a)    Cancellation of Company Common Shares.    Each Company Common Share that is owned by the Company or any Company Subsidiary will automatically be cancelled and retired and will cease to exist, and no consideration will be delivered in exchange therefor.

        (b)    Conversion of Company Common Shares.    Each issued and outstanding Company Common Share (other than Company Common Shares to be cancelled in accordance with Section 2.2(a)) will be converted into the right to receive $14.98 in cash, payable to the holder thereof, without interest (the "Merger Consideration"), upon surrender of the certificate formerly representing such Company Common Share (each, a "Certificate") in the manner provided in Section 2.3. The Merger Consideration shall be increased automatically, without further action of the Board of Trustees of the Company or the shareholders of the Company, whether prior to or subsequent to approval by the shareholders, in the event of the consummation prior to the filing of the Articles of Merger of the sale of any of the Sale Assets (as defined herein) or Potential Sale Assets (as defined herein) as contemplated by Section 2.2(c).

        All such Company Common Shares, when so converted, shall no longer be outstanding and shall be cancelled and automatically converted into the right to receive the Merger Consideration therefor upon the surrender of such Certificate in accordance with Section 2.3.

        (c)    Increase of Merger Consideration.    The Merger Consideration shall be increased by an amount equal to the aggregate excess of the Net Proceeds (as defined herein) from the consummation of the sale prior to the filing of the Articles of Merger of any of the Sale Assets or Potential Sale Assets over the Release Prices (as defined herein) of the Sale Assets or Potential Sale Assets sold less the amount payable to holders of Company Options (as defined herein) as a result of any increase of the Merger Consideration, divided by the sum of (i) aggregate number of Company Common Shares issued and outstanding (other than Company Common Shares owned by Acquiror or a Subsidiary of Acquiror) and (ii) issued and outstanding OP Units not owned by the Company or Acquiror or a Subsidiary of

Acquiror at the time of filing of the Articles of Merger; provided, however, the Merger Consideration shall be calculated to the nearest full cent, with any fractional cent in excess of $0.005 being rounded to the next highest full cent and any fractional cent equal to or lower than $0.005 rounded to the next lower full cent. "Release Price" shall mean the amount specified for each Sale Asset or Potential Sale Asset on Schedule 2.2 to the Company Disclosure Schedule (as defined herein). "Net Proceeds" shall mean the gross sales price of any Sale Asset or Potential Sale Asset, plus or minus net prorations, less costs that would not have been incurred by the Company but for the sale of such property, including, without limitation, brokerage commissions, title costs, prepayment penalties, yield maintenance payments or other amounts incurred by the Company relating to Indebtedness (as defined herein) of the Company, paid off or assumed, in connection with any such sale. Notwithstanding the foregoing, costs paid prior to date of this Agreement that were previously disclosed to Acquiror shall not be deducted when calculating Net Proceeds. In addition, the Merger Consideration shall be increased by an amount equal to the Earnest Money (as defined herein) received by the Company divided by the sum of (i) the aggregate number of Company Common Shares issued and outstanding (other than Company Common Shares owned by Acquiror or a Subsidiary of Acquiror) and (ii) issued and outstanding OP Units not owned by the Company or Acquiror or a Subsidiary of Acquiror at the time of filing of the Articles of Merger; provided, however, the Merger Consideration shall be calculated to the nearest full cent, with any fractional cent in excess of $0.005 being rounded to the next highest full cent and any fractional cent equal to or lower than $0.005 rounded to the next lower full cent. For purposes of this Agreement, "Earnest Money" shall mean the amount, if any, paid or released to the Company from escrow or otherwise as a result of the termination of a Sale Agreement (as defined herein), provided, that, the buyer under such Sale Agreement has released all claims to such Earnest Money and there are no outstanding disputes or claims as to the payment or release of such Earnest Money to the Company.

        Section 2.3    Exchange of Certificates.

        (a)    Paying Agent.    At the Effective Time, Acquiror shall designate a bank or trust company reasonably acceptable to the Company (the "Paying Agent") to act as agent in connection with the Merger to receive the funds to which holders of Company Common Shares shall become entitled pursuant to Section 2.2. No later than the Effective Time, Acquiror or the Surviving Entity shall deposit, or cause to be deposited, in trust with the Paying Agent, the aggregate amount of the Merger Consideration (the "Payment Fund") to which holders of Company Common Shares shall be entitled at the Effective Time pursuant to Section 2.2.

        (b)    Exchange Procedures.

            (i)  Promptly after the Effective Time, the Paying Agent shall mail to each holder of record of a Certificate or Certificates that, immediately prior to the Effective Time, represented outstanding Company Common Shares, which holder's Company Common Shares were converted into the right to receive the Merger Consideration as set forth in Section 2.2: (A) a letter of transmittal (a "Letter of Transmittal"), which shall specify that delivery shall be effected and risk of loss and title to the Certificates shall pass only upon delivery of the Certificates to the Paying Agent and shall be in such form and have such other provisions as the Surviving Entity may reasonably specify; and (B) instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration.

           (ii)  Upon surrender of a Certificate for cancellation to the Paying Agent, together with a Letter of Transmittal, duly executed, and any other documents reasonably required by the Paying Agent or the Surviving Entity: (A) the holder of a Certificate formerly representing Company Common Shares shall be entitled to receive in exchange therefor the applicable amount of the Merger Consideration that such holder has the right to receive pursuant to the provisions of Section 2.2; and (B) the Certificate so surrendered shall forthwith be cancelled. Until so surrendered, each such Certificate shall represent the right to receive the aggregate Merger Consideration relating thereto.

          (iii)  In the event of a transfer of ownership of Company Common Shares, which is not registered in the transfer records of the Company, the appropriate amount of the Merger Consideration may be paid to a transferee if the Certificate representing such Company Common Shares is presented to the Paying Agent properly endorsed or accompanied by appropriate stock powers and otherwise in proper form for transfer and accompanied by all documents reasonably required by the Paying Agent to evidence and effect such transfer and to evidence that any applicable Taxes have been paid. Until surrendered as contemplated by this Section 2.3, each such Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the appropriate amount of the Merger Consideration.

          (iv)  No interest shall be paid or accrue on the Merger Consideration.

        (c)    No Further Ownership Rights.    All Merger Consideration paid upon the surrender for exchange of the Certificates representing Company Common Shares in accordance with the terms hereof shall be deemed to have been paid in full satisfaction of all rights pertaining to such Company Common Shares and, after the Effective Time, there shall be no further registration of transfers on the transfer books of the Surviving Entity of Company Common Shares that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Entity, for any reason, they shall be cancelled and exchanged as provided in this Article II.

        (d)    Termination of Payment Fund.    Any portion of the Payment Fund that remains undistributed to the former holders of Company Common Shares on the first anniversary of the Effective Time shall be immediately delivered to the Surviving Entity, and any former holders of Company Common Shares who have not theretofore received any Merger Consideration to which they are entitled under this Article II shall thereafter look only to the Surviving Entity for payment of their claims with respect thereto and only as general creditors thereof.

        (e)    No Liability.    None of Acquiror, the Surviving Entity or Acquisition Sub shall be liable to any holder of Company Common Shares for any part of the Merger Consideration delivered in good faith to a public official pursuant to any applicable abandoned property, escheat or similar Law. Any amounts remaining unclaimed by holders of any such shares five years after the Effective Time or at such earlier date as is immediately prior to the time at which such amounts would otherwise escheat to, or become property of, any Governmental Authority (as defined herein), shall, to the extent permitted by applicable Law, become the property of the Surviving Entity free and clear of any claims or interest of any such holders or their successors, assigns or personal representatives previously entitled thereto.

        (f)    Investment of the Payment Fund.    The Paying Agent will invest the Payment Fund, as directed by Acquiror, in (i) direct obligations of the United States of America, (ii) obligations for which the full faith and credit of the United States of America is pledged to provide for the payment of principal and interest, (iii) commercial paper rated the highest quality by either Moody's Investors Services, Inc. or Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., or (iv) certificates of deposit issued by a commercial bank having at least $10.0 billion in assets. Any net earnings with respect to such funds shall be the property of and paid over to Acquiror as and when requested by Acquiror; provided, however, that any such investment or any such payment of net earnings may not delay the receipt by holders of Certificates of any Merger Consideration payable to such holders.

        (g)    Lost, Stolen or Destroyed Certificates.    If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person (as defined herein) claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Entity, the posting by such Person of a bond in such reasonable amount as the Surviving Entity may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent shall issue in exchange for such lost, stolen or destroyed Certificate the appropriate amount of the Merger Consideration.

        (h)    Withholding of Tax.    The Surviving Entity or the Paying Agent shall be entitled to deduct and withhold from the Merger Consideration such amount as the Surviving Entity or any Affiliate (as defined herein) of the Surviving Entity or the Paying Agent is required to deduct and withhold with respect to payment of Taxes (as defined herein) under the Code (as defined herein) or any provision of state, local or foreign Law. Amounts so withheld shall be paid over to the applicable Governmental Authority in accordance with applicable Law and treated for all purposes of this Agreement as having been paid to the former holder of a Certificate with respect to which such deduction and withholding was made. "Affiliate" shall mean, with respect to any Person, any Person that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such Person.

        (i)    No Dissenters' Rights.    No dissenters' or appraisal rights shall be available with respect to the Merger or the other transactions contemplated hereby.

        (j)    Additional Actions.    If, at any time after the Effective Time, Acquiror shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other documents, actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Entity its right, title or interest in, to or under any of the rights, properties or assets of Acquiror, Acquisition Sub, the Company or the Company Partnership, or otherwise to carry out this Agreement, the officers of the Surviving Entity shall be authorized to execute and deliver, in the name and on behalf of Acquiror, Acquisition Sub, the Company or the Company Partnership, all such deeds, bills of sale, assignments, assurances and other documents and to take and do, in the name and on behalf of Acquiror, Acquisition Sub, the Company or the Company Partnership, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in the Surviving Entity or otherwise to carry out this Agreement.

        (k)    Transfer Books.    At the Effective Time, the share transfer books of the Company shall be closed, and there shall be no further registration of transfers of Company Common Shares thereafter on the records of the Company.

        Section 2.4    Company Options.

        (a)   At the Effective Time, each then outstanding Company Option (as defined in Section 3.3(b)), whether or not then vested or exercisable, that has an exercise price less than the Merger Consideration shall be surrendered or converted and of no further force and effect in exchange for alternative consideration equal to the product of (i) the number of Company Common Shares provided for in such Company Option and (ii) the excess, if any, of (A) the Merger Consideration, less (B) the exercise price per share provided for in such Company Option, which cash payment shall be treated as compensation and shall be payable net of any applicable Tax. Each outstanding Company Option, whether or not then vested, that has an exercise price equal to or greater than the Merger Consideration, shall be surrendered or converted and of no further force and effect immediately prior to the Effective Time and in consideration thereof the holder of such surrendered or converted Company Option shall be entitled to receive $0.05 per Company Common Share issuable upon exercise of such Company Option, with such consideration to be payable net of any applicable withholding of Taxes. Prior to the Effective Time, the Company shall use its reasonable best efforts to obtain agreements from all holders of Company Options providing for the surrender or conversion and payment described above, and shall establish a procedure to effect the surrender or conversion of Company Options contemplated by this Section 2.4(a). After the Effective Time, holders of Company Options shall not have any right to receive for Company Common Shares any consideration other than as described in this Section 2.4(a).

        (b)   Except as may be otherwise agreed to by Acquiror and the Company, the Company agrees that all of the plans and arrangements providing for the grant of Company Options shall terminate as of the Effective Time and the provisions in any other plan, program or arrangement providing for the issuance or grant of any other interest in respect of the equity interests of the Company or any of the Company Subsidiaries (as defined in Section 3.2(a)) (including, without limitation, the Company Partnership) shall be of no further force or effect and shall be deemed to be terminated as of the Effective Time and no holder of a Company Option or any participant in any plans and arrangements providing for the grant of Company Options shall have any right thereunder to acquire any securities of the Company, the Company Partnership, the Surviving Entity or any Subsidiary (as defined in Section 3.2(a)) thereof.

        Section 2.5    Conversion of OP Units.    Prior to the Closing Date, each holder of limited partnership units in the Company Partnership (the "OP Units") identified on Schedule 2.5 to the Company Disclosure Schedule will execute an irrevocable Notice of Redemption in the form attached hereto as Exhibit A, with such changes as may be approved in writing by Acquiror (collectively, the "Unitholder Agreements") which, among other things, provides that such holders will irrevocably agree to redeem their OP Units on the Closing Date immediately prior to the Effective Time in accordance with the Company Partnership Agreement (as defined herein). The Company agrees to purchase each of the OP Units subject to the Unitholder Agreements for the Company Shares Amount (as defined in the Company Partnership Agreement). Pursuant to the Unitholder Agreements, immediately prior to the Effective Time, the transactions contemplated by the Unitholder Agreements shall be automatically consummated. Prior to the Closing Date, the Company shall form a wholly-owned corporation ("New TRS"), and New TRS shall file an election to be treated as a taxable REIT subsidiary. Prior to the conversion of the OP Units into Company Common Shares pursuant to the Unitholder Agreements, the Company shall sell 100 OP Units to New TRS for an amount equal to the Merger Consideration per OP Unit.

        Section 2.6    Issuance and Effect of Merger on Company New Preferred Shares.    Prior to the Effective Time, the Company shall redeem the Company's issued and outstanding 9 3/4% Company Preferred Shares (as defined herein) as contemplated by Section 6.14. The redemption shall be funded from the proceeds of the issuance and sale of shares of a new series of preferred shares of beneficial interest, par value $.01 per share, of the Company (the "Company New Preferred Shares") to Acquiror pursuant to a subscription agreement to be entered into by and between the Company and Acquiror, substantially in the form attached to Schedule 2.6 to the Company Disclosure Schedule (the "Subscription Agreement"). As of the Effective Time, by virtue of the Merger and without any action on the part of any holder of the Company New Preferred Shares, each Company New Preferred Share shall automatically be cancelled and retired and cease to exist and will be converted into the right to receive $1,000.00, in cash, payable to the holder thereof, without interest (the "Company New Preferred Share Merger Consideration"). Each Company New Preferred Share, when so converted, shall no longer be outstanding and shall be cancelled and automatically converted into a right to receive the Company New Preferred Share Merger Consideration therefor upon surrender of the certificate(s) representing such Company New Preferred Share.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF
THE COMPANY AND THE COMPANY PARTNERSHIP

        Except as set forth in the disclosure schedule, dated the date hereof, delivered by the Company and the Company Partnership to Acquiror prior to the execution of this Agreement (the "Company Disclosure Schedule") with reference to the particular Section or subsection of this Agreement to which the limitation set forth in such Company Disclosure Schedule relates, the Company and the Company Partnership represent and warrant to Acquiror and Acquisition Sub as follows:

        Section 3.1    Organization and Qualification.    The Company is a real estate investment trust duly organized, validly existing and in good standing under the laws of Maryland and has all requisite power and authority to own, lease, encumber and operate its assets and properties and to carry on its business as it is now being conducted, and is duly qualified or licensed to do business as a foreign trust and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its assets and properties makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed and in good standing would not reasonably be expected to have a material adverse effect on the business, assets, properties, financial condition, results of operations or liabilities of the Company and its Subsidiaries taken as a whole or on the consummation of this Agreement and the transactions contemplated hereby (any such material adverse effect being hereinafter referred to as a "Company Material Adverse Effect"). Schedule 3.1 to the Company Disclosure Schedule sets forth each jurisdiction in which the Company is qualified or licensed to do business, as well as all assumed names under which the Company conducts business in such jurisdictions. True, accurate and complete copies of the Amended and Restated Declaration of Trust of the Company (the "Company Declaration of Trust") and the bylaws of the Company (the "Company Bylaws"), as in effect on the date hereof, have been delivered to Acquiror.

        Section 3.2    Subsidiaries.

        (a)   Schedule 3.2 to the Company Disclosure Schedule sets forth (i) each Subsidiary of the Company (the "Company Subsidiaries"), (ii) the ownership interest therein of the Company, (iii) if not, directly or indirectly, wholly owned by the Company, the identity and ownership interest of each of the other owners of such Company Subsidiary, (iv) each office property and other commercial property owned by such Company Subsidiary, (v) the legal form of each Company Subsidiary, including the state or country of formation, (vi) each jurisdiction in which each Company Subsidiary is qualified or licensed to do business and (vii) each assumed name under which each Company Subsidiary conducts business in any jurisdiction. As used in this Agreement, "Subsidiary" of any Person means any corporation, partnership, limited liability company, joint venture, trust or other legal entity of which such Person owns (either directly or through or together with another Subsidiary of such Person) either (x) a general partner, managing member or other similar interest or (y)(A) 10% or more of the voting power of the voting capital stock or other equity interests or (B) 10% or more of the outstanding voting capital stock or other voting equity interests of such corporation, partnership, limited liability company, joint venture or other legal entity. As used in this Agreement, "Person" means an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity. Schedule 3.2 to the Company Disclosure Schedule sets forth a true and complete list of the equity securities owned by the Company, directly or indirectly, in any corporation, partnership, limited liability company, joint venture or other legal entity, excluding Company Subsidiaries.

        (b)   All of the outstanding shares of capital stock of each Company Subsidiary that is a corporation have been duly authorized, validly issued and are (i) fully paid and nonassessable and not subject to preemptive rights, (ii) owned by the Company or by another Company Subsidiary and (iii) owned free and clear of all pledges, claims, liens, charges, encumbrances and security interests of any kind or nature whatsoever (collectively, "Liens"). All equity interests in each Company Subsidiary that is a partnership, joint venture, limited liability company or trust that are owned by the Company, by another Company Subsidiary or by the Company and another Company Subsidiary are owned free and clear of all Liens other than pledges, if any, contained in organizational documents of such Company Subsidiary and given to secure performance thereunder. Each Company Subsidiary that is a corporation is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has the requisite corporate power and authority to own, operate, lease and encumber its properties and carry on its business as now being conducted, and each Company Subsidiary that is a partnership, limited liability company or trust is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the requisite power and authority to own, operate, lease and encumber its properties and carry on its business as now being conducted. Each Company Subsidiary is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect. Complete and correct copies of the declaration of trust, bylaws and other organizational documents and partnership, joint venture and operating agreements of each Company Subsidiary, as amended to the date of this Agreement (collectively, the "Company Subsidiary Organizational Documents"), have been previously delivered or made available to Acquiror. No amendment has been made to the Amended and Restated Agreement of Limited Partnership, dated as of December 19, 1996, of the Company Partnership (as amended, the "Company Partnership Agreement") since December 23, 1998.

        Section 3.3    Capitalization.

        (a)   The authorized shares of beneficial interest of the Company consist of 60,000,000 Company Common Shares and 10,000,000 preferred shares of beneficial interest, par value $.01 per share ("Company Preferred Shares"). As of the date of this Agreement, (a) 16,090,628 Company Common Shares were issued and outstanding and (b) 1,500,000 Company Preferred Shares were issued and outstanding as 9 3/4% Company Preferred Shares. "9 3/4% Company Preferred Shares" shall mean the issued and outstanding Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $.01 per share, of the Company. Upon the termination of employment of the holders prior to the Effective Time in accordance with Section 6.6, 83,331 unvested shares of restricted stock included in the 16,090,628 Company Common Shares outstanding as of the date hereof shall be forfeited without any payments required to be made by the Company or Acquiror. All of the issued and outstanding shares of beneficial interest of the Company are validly issued, fully paid, nonassessable and free of preemptive rights. There are no bonds, debentures, notes or other indebtedness of the Company, or assets of any other entities, exchangeable into Company Common Shares having the right to vote on any matters on which shareholders of the Company may vote.

        (b)   Schedule 3.3 to the Company Disclosure Schedule includes a true and complete list of the following: (i) each qualified or nonqualified option to purchase Company Common Shares granted under the Company's 2001 Equity and Performance Incentive Plan, as amended (the "Company Incentive Plan"), or any other formal or informal arrangement (collectively, the "Company Options"); and (ii) all other warrants or other rights to acquire Company Common Shares, all stock appreciation rights, restricted stock, dividend equivalents, deferred compensation accounts, performance awards, restricted stock unit awards and other awards that are outstanding on the date of this Agreement ("Company Equity Rights"). Schedule 3.3 to the Company Disclosure Schedule sets forth for each Company Option and Company Equity Right the name of the grantee, the date of the grant, the number of Company Common Shares subject to each option or other award, the status as qualified or unqualified, the exercise price per share and the vesting schedule. Other than with respect to the Company Options and the Company Equity Rights, on the date of this Agreement, no Company

Common Shares or other securities were reserved for issuance. Except as contemplated by the Subscription Agreement, the Company has no obligation to issue any Company Common Shares as a result of the transactions contemplated hereby.

        (c)   Other than the OP Units, there are no outstanding securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which the Company or any Company Subsidiary is a party or by which any such entity is bound, obligating the Company or any Company Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock, voting securities or other ownership interests of the Company or any Company Subsidiary or obligating the Company or any Company Subsidiary to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking (other than to the Company or a Company Subsidiary).

        (d)   As of the date of this Agreement, (i) 16,130,827 OP Units are validly issued and outstanding, fully paid and nonassessable and not subject to preemptive rights, of which 16,090,628 are owned by the Company or the Company Subsidiaries, and (ii) 1,500,000 9 3/4% Series A Cumulative Redeemable Preferred Units in the Company Partnership (the "Series A Preferred Units") are validly issued and outstanding, fully paid and nonassessable and not subject to preemptive rights, all of which are owned by the Company. Schedule 3.3 to the Company Disclosure Schedule sets forth the name of each record holder of OP Units and Series A Preferred Units and the number of OP Units and Series A Preferred Units owned by each such holder as of the date of this Agreement. Except as provided in the Company Partnership Agreement, the Company Partnership has not issued or granted and is not a party to any outstanding commitments of any kind relating to, or any presently effective agreements or understandings with respect to, the issuance or sale of interests in the Company Partnership, whether issued or unissued, or securities convertible or exchangeable into interests in the Company Partnership. The OP Units and Series A Preferred Units are subject to no restrictions except as set forth in the Company Partnership Agreement.

        (e)   All dividends on the Company Common Shares and the 9 3/4% Company Preferred Shares and all distributions on OP Units and Series A Preferred Units that have been authorized or declared prior to the date of this Agreement have been paid in full.

        (f)    Set forth in Schedule 3.3 to the Company Disclosure Schedule is a list of each registration rights agreement or other agreement between the Company or the Company Partnership, on the one hand, and one or more other parties, on the other hand, that provides for rights of any such other party or parties to cause the registration of any securities of the Company or the Company Partnership pursuant to the Securities Act of 1933 (the "Securities Act").

        Section 3.4    Other Interests.    Except for interests in the Company Subsidiaries and as set forth in Schedule 3.4 to the Company Disclosure Schedule (the "Company Other Interests"), none of the Company, the Company Partnership or any Company Subsidiary owns directly or indirectly any interest or investment (whether equity or debt) in any corporation, partnership, joint venture, business, trust, limited liability company or other entity (other than investments in short-term investment securities) or has any right or obligation (whether current or contingent) to acquire such an interest. With respect to the Company Other Interests, the Company or the Company Partnership owns such interests free and clear of all Liens other than pledges, if any, contained in organizational documents of such Company Other Interests and given to secure performance thereunder. None of the Company, the Company Partnership or any Company Subsidiary is in breach of any provision of any agreement, document or contract that is of a material nature governing its rights in or to the Company Other Interests, all of which agreements, documents and contracts (other than the Company Subsidiary Organizational Documents) are (a) listed on Schedule 3.4 to the Company Disclosure Schedule, (b) unmodified except as described therein and (c) in full force and effect. To the Knowledge (as defined herein) of the

Company, the other parties to any such agreement, document or contract that is of a material nature are not in breach of any of their respective obligations under such agreements, documents or contracts.

        Section 3.5    Authority; Non-Contravention; Statutory Approvals; Compliance.

        (a)    Authority.    The Company has all requisite power and authority to enter into this Agreement and all other documents to be executed by the Company in connection with the transactions contemplated hereby and thereby and to consummate the transactions contemplated hereby and thereby, and subject, solely with respect to the consummation of the Merger, to the applicable Company Shareholders' Approval (as defined herein) and the Company Required Statutory Approvals (as defined herein) and the acceptance for record of the Articles of Merger by the SDAT. Each Company Subsidiary that is a party to any documents contemplated by this Agreement has all requisite power and authority to enter into such documents and to consummate the transactions contemplated thereby. The Company Partnership has the requisite partnership power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of the documents contemplated by this Agreement and the consummation of the transactions contemplated hereby or thereby have been duly authorized by all necessary action on the part of the Company, the Company Partnership and each applicable Company Subsidiary, subject, solely with respect to the consummation of the Merger, to receipt of the Company Shareholders' Approval, the Company Required Statutory Approvals and the acceptance for record of the Articles of Merger by the SDAT. All documents contemplated by this Agreement have been duly executed and delivered by the Company, the Company Partnership and each applicable Company Subsidiary and subject, solely with respect to the consummation of the Merger, to receipt of the Company Shareholders' Approval, the Company Required Statutory Approvals and the acceptance for record of the Articles of Merger by the SDAT, constitute valid and binding obligations of the Company, the Company Partnership and each applicable Company Subsidiary, enforceable against the Company, the Company Partnership and each Company Subsidiary in accordance with their terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.

        (b)    Non-Contravention.    The execution and delivery of this Agreement by the Company and the Company Partnership does not, and the consummation of the transactions contemplated hereby, will not, violate or result in a breach of any provision of, or constitute a default (with or without notice or lapse of time or both) under, or result in the termination or modification of, or accelerate the performance required by, or result in a right of termination, cancellation or acceleration of any obligation or the loss of a material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets (any such violation, breach, default, right of termination, modification, cancellation or acceleration, loss or creation, a "Violation") of the Company or any Company Subsidiary pursuant to any provisions of (i) the Company Declaration of Trust or the Company Bylaws or the Company Partnership Agreement, declaration of trust, certificate of incorporation, bylaws or similar governing documents of any Company Subsidiary, (ii) subject to obtaining the Company Required Statutory Approvals and the receipt of the Company Shareholders' Approval, any statute, law, decree, order, judgment, injunction, writ, regulation, permit, license, approval, authorization, rule, ordinance or code of any Governmental Authority, including any judicial or administrative interpretation thereof (each, a "Law"), applicable to the Company or any Company Subsidiary or any of their respective properties or assets or (iii) subject to obtaining the third-party consents or other approvals set forth in Schedule 3.5 to the Company Disclosure Schedule (the "Company Required Consents") and the Company Required Statutory Approvals, any easement or other similar right to use or access real property, note, loan or credit agreement, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, employment or consulting agreement, contract, lease or other instrument, obligation or agreement of any kind to which the Company or any Company Subsidiary is now a party or by which it or any of its properties or assets may be bound or affected, excluding from the foregoing clauses (ii) nb]and (iii) such Violations that would not, in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

        (c)    Statutory Approvals.    No declaration, filing or registration with, or notice to or authorization, consent or approval of, any court, governmental or regulatory body (including a stock exchange or other self-regulatory body) or authority, federal, state, local or foreign (each, a "Governmental Authority"), is required to be obtained, made or given by or on behalf of the Company or any Company Subsidiary for the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, including, without limitation, the Merger, the failure of which to obtain, make or give would reasonably be expected to have a Company Material Adverse Effect (the "Company Required Statutory Approvals," it being understood that references in this Agreement to "obtaining" such Company Required Statutory Approvals shall mean making such declarations, filings or registrations; giving such notices; obtaining such authorizations, consents or approvals; and having such waiting periods expire as are necessary to avoid a violation of Law).

        (d)    Compliance.    Except as set forth in the Company Disclosure Schedule or as disclosed in the Company SEC Reports (as defined herein), neither the Company nor any Company Subsidiary is in violation of or, to the Knowledge of the Company, is under investigation with respect to, or has been given notice or been charged with any violation of, any Law (including, without limitation, applicable Environmental Laws (as defined herein)) of any Governmental Authority, except for violations that, in the aggregate, do not have and, to the Knowledge of the Company, would not reasonably be expected to have, a Company Material Adverse Effect. The Company and the Company Subsidiaries have all easements or other similar rights to use or access real property, permits, licenses, franchises and other governmental authorizations, consents and approvals necessary to conduct their businesses as currently conducted, except those of which the failure to obtain would not, in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Neither the Company nor any Company Subsidiary is in breach or violation of or in default in the performance or observance of any term or provision of, and no event has occurred which, with lapse of time or action by a third party or both (i) would result in a default by the Company under the Company Declaration of Trust or the Company Bylaws or by any Company Subsidiary under its declaration of trust, certificate of incorporation, bylaws or other governing documents or (ii) would reasonably be expected to result in a default by the Company or any Company Subsidiary under any easement or other similar right to use or access real property, contract, commitment, agreement, indenture, mortgage, loan agreement, note, lease, bond, license, approval, permit, franchise or other instrument to which it is a party or by which the Company or any Company Subsidiary is bound or to which any of its property is subject, except in the case of clause (ii) for possible violations, breaches or defaults that individually or in the aggregate would not reasonably be expected to have a Company Material Adverse Effect.

        Section 3.6    Reports and Financial Statements.    Since December 31, 2000, the filings required to be made by the Company and the Company Subsidiaries under the Securities Act or the Securities Exchange Act of 1934 (the "Exchange Act") have been filed with the Securities and Exchange Commission (the "SEC"). Each report, schedule, form, registration statement, definitive proxy statement and other documents filed by the Company with the SEC since December 31, 2000 (as such documents have since the time of their filing been amended, the "Company SEC Reports"), as of its respective date, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and complied in all material respects with all applicable requirements of the appropriate act and the rules and regulations thereunder. The audited consolidated financial statements and unaudited interim financial statements of the Company included in the Company SEC Reports (collectively, the "Company Financial Statements") complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis ("GAAP") (except as may be indicated therein or in the notes thereto and except with respect to interim financial statements as permitted by the rules and regulations of the SEC) applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto) and fairly present the financial position of the Company and the Company Subsidiaries as of the dates thereof and the results of their operations and cash flows for the periods then ended, subject, in the case of the unaudited interim financial statements, to normal, recurring audit adjustments. The Company has at all times been in material compliance with the rules and regulations of the New York Stock Exchange since the initial public offering of the Company Common Shares. At no time has the Company Partnership or any other Company Subsidiary been subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act. Each form, report and document containing financial statements that has been filed with or submitted to the SEC since July 31, 2002 and that was required under the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") to be accompanied by the officer certifications required under such Act was accompanied by the certification required to be filed or submitted by the Company's chief executive officer and chief financial officer pursuant to the Sarbanes-Oxley Act and, at the time of filing or submission of each such certification, such certification complied with the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder.

        Section 3.7    Absence of Certain Changes or Events; Absence of Undisclosed Liabilities.

        (a)    Absence of Changes.    Except as set forth in the Company SEC Reports, since December 31, 2002 through the date hereof, each of the Company and the Company Subsidiaries has conducted its business only in the ordinary course of business consistent with past practice and there has not been (i) any Company Material Adverse Effect, nor has there been any occurrence or circumstance that with the passage of time would reasonably be expected to result in a Company Material Adverse Effect, (ii) except for (A) regular monthly dividends or distributions (in the case of the Company and the Company Partnership) not in excess of $0.135 per Company Common Share and OP Unit with customary record and payment dates, any declaration, setting aside or payment of any dividend or other distribution in respect to any Company Common Share or OP Unit and (B) regular quarterly dividends or distributions (in the case of the Company and the Company Partnership) not in excess of $0.609375 per 9 3/4% Company Preferred Share and Series A Preferred Unit with customary record and payment dates, any declaration, setting aside or payment of any dividend or distribution with respect to any 9 3/4% Company Preferred Share or Series A Preferred Unit, (iii) any split, combination or reclassification of any of the Company Common Shares or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for, or giving the right to acquire by exchange or exercise, shares of its beneficial interest or any issuance of an ownership interest in, any Company Subsidiary except as contemplated by this Agreement, (iv) any damage, destruction or loss, whether or not covered by insurance, that has or would have a Company Material Adverse Effect, (v) any change made prior to the date of this Agreement in accounting methods, principles or practices by the Company or any Company Subsidiary materially affecting its assets, liabilities or business, except insofar as may have been disclosed in the Company SEC Reports or required by a change in GAAP, or (vi) any amendment of any employment, consulting, severance, retention or any other agreement between the Company and any officer or trustee of the Company. There are no distributions in arrears which have been scheduled for payment or unpaid distributions with respect to the 9 3/4% Company Preferred Shares or Series A Preferred Units. No dividends have been declared by the Company on the Company Common Shares that have not been paid.

        (b)    No Undisclosed Liabilities.    Neither the Company nor any Company Subsidiary has any liabilities or obligations (whether absolute, accrued, contingent or otherwise) of a nature required by GAAP to be reflected on a consolidated corporate balance sheet, except liabilities, obligations or contingencies that (i) are accrued or reserved against in the Company Financial Statements or reflected in the notes thereto, (ii) were incurred in the ordinary course of business or (iii) would not reasonably be expected, in the aggregate, to have a Company Material Adverse Effect.

        Section 3.8    Litigation.    Except as disclosed in the Company SEC Reports, through the date hereof, there is (a) no claim, suit, action or proceeding pending, or, to the Knowledge of the Company, threatened, or, to the Knowledge of the Company, any investigation or review pending or threatened, relating to or affecting the Company or any Company Subsidiary and (b) no judgment, decree, injunction or order of any court, Governmental Authority or any arbitrator applicable to the Company or any Company Subsidiary that, when taken together with any of the matters described in clauses (a) or (b), would reasonably be expected to have a Company Material Adverse Effect. In addition, except as disclosed in the Company SEC Reports, there have not been any developments since December 31, 2002 with respect to such disclosed claims, suits, actions, proceedings, investigations or reviews, that would reasonably be expected to have a Company Material Adverse Effect.

        Section 3.9    Properties.

        (a)   Schedule 3.9 to the Company Disclosure Schedule, under the caption "Fee-Owned and Ground Leased Property," identifies all real property owned (the "Fee-Owned Properties") or ground leased (the "Ground Leased Properties") by the Company and the Company Subsidiaries and the entity that owns or leases such real property (collectively, the "Company Properties"). The Company or the Company Subsidiary set forth on Schedule 3.9 to the Company Disclosure Schedule owns fee simple title to their respective Fee-Owned Properties or has leasehold title to their respective Ground Leased Properties. All such Fee-Owned Properties are owned in each case free and clear of liens, mortgages or deeds of trust, claims against title, charges which are liens, security interests or other encumbrances on title securing monetary obligations ("Encumbrances") (except as provided below). All such Ground Leased Properties are leased in each case free and clear of Encumbrances (except as provided below). No other Person has any ownership interest in any of the Company Properties or any option to purchase any of the Company Properties. The Company Properties are not subject to any rights of way, written agreements or Laws affecting building use or occupancy, or reservations of an interest in title (collectively, "Property Restrictions") or other Encumbrances, except for (i) Encumbrances and Property Restrictions set forth in Schedule 3.9 to the Company Disclosure Schedule, (ii) Property Restrictions imposed or promulgated by Law with respect to real property, including, zoning regulations, (iii) Encumbrances and Property Restrictions disclosed on existing title reports or existing surveys (in either case copies of which title reports and surveys have been delivered or made available to Acquiror), which Encumbrances and Property Restrictions disclosed in Schedule 3.9 to the Company Disclosure Schedule or contained in the previously delivered title reports and surveys, in any event, do not materially interfere with the present use of, any of the Company Properties subject thereto or affected thereby (provided that the Company specifically represents and warrants that any Encumbrances identified on any existing title report as securing any Indebtedness, other than the Indebtedness identified on Schedule 3.18 to the Company Disclosure Schedule, has been released of record since the date of the title report in question), (iv) Property Restrictions relating to the provision of telecommunications or similar communications services, (v) real estate taxes and assessments which constitute a Lien but are not yet due and payable and (vi) mechanics', carriers', workmen's, repairmen's liens or other Encumbrances and Property Restrictions, if any, which, individually or in the aggregate, do not materially detract from the value of or materially interfere with the present use of any of the Company Properties subject thereto or affected thereby. No portion of any of the Company Properties is located in a flood zone area. Copies of each ground lease with respect to the Ground Leased Properties have been delivered to Acquiror and are true, correct and complete copies thereof. Each ground lease with respect to the Ground Lease Properties is in full force and effect and the Company is not in default under any such ground lease and, to the Company's Knowledge, no other party is in default under any such ground lease.

        (b)   Valid policies of title insurance (each, a "Company Title Insurance Policy") have been issued insuring the Company's or the applicable Company Subsidiary's fee simple or leasehold title to the Company Properties, subject only to the matters disclosed above and on the Company Disclosure Schedule, and such policies are to the Company's Knowledge, at the date hereof, in full force and effect and no outstanding claim with respect to any such policy exists. A true and correct copy of each Company Title Insurance Policy has been previously made available to Acquiror.

        (c)   Except as provided in the Company's capital budget for 2004, dated October 28, 2003 and previously delivered to Acquiror (the "2004 Company Capital Budget"), the Company has no Knowledge (i) that any certificate, permit or license from any Governmental Authority having jurisdiction over any of the Company Properties or any agreement, easement or other right which is necessary to permit the lawful use and operation of the buildings and improvements on any of the Company Properties or which is necessary to permit the lawful current use and operation of all driveways, roads and other means of egress and ingress to and from any of the Company Properties has not been obtained and is not in full force and effect, or of any pending threat of modification or cancellation of any of same that would have a material adverse effect on such Company Property; or (ii) of any written notice of any violation of any Law materially and adversely affecting any of the Company Properties issued by any Governmental Authority.

        (d)   Neither the Company nor any of the Company Subsidiaries has received any written notice to the effect that (i) any condemnation or rezoning proceedings are pending or threatened with respect to any of the Company Properties or (ii) any zoning, building or similar Law is or will be violated in any material respect for any property by the continued maintenance, operation or use of any buildings or other improvements on any of the Company Properties in accordance with current practice or by the continued maintenance, operation or use of the parking areas to the extent such violation has not been cured.

        (e)   All of the Company Properties are managed by the Company or a wholly-owned Company Subsidiary.

        (f)    Schedule 3.9 to the Company Disclosure Schedule, under the caption "Leased Properties," identifies all space leases for space leased by the Company or any Company Subsidiary (the "Leased Properties"). The Company is not in default under the leases for such Leased Property and, to the Company's Knowledge, no circumstance exists that with the passage of time would result in the default of the Company under the leases for any of the Leased Properties. The Company has provided Acquiror with true, correct and complete copies of the leases for the Leased Properties. The Company Partnership is the tenant under the leases for such Leased Properties and the Company Partnership occupies the Leased Properties and has neither assigned the leases for the Leased Properties nor subleased any portion of the Leased Properties.

        (g)   The rent roll and related information with respect to the Company Properties as of November 30, 2003 has been previously delivered to Acquiror, and is complete and correct in all material respects as of the date thereof (the "Company Rent Roll"). The Company Rent Roll lists each lease with respect to the Company Properties as of such date, reflecting the suite number or other appropriate designation of the space occupied and the number of square feet of rentable area, the name of the tenant, the term of the lease, the monthly rental, the escalations or pass-through (including an enumeration of expenses of any Company Property to be paid by the tenant, identifying the base year for calculation of escalations and the amount of base year expenses agreed upon by the landlord and tenant and the amount of the latest billings to the tenant with respect to all escalations), whether such rent includes utilities or other services and the amount of the security or other deposit collected and/or applied. The Company Rent Roll is a complete and accurate description of the leases with respect to the Company Properties as described above. The Company has made available to Acquiror true, correct and complete copies of each such lease. The Company has provided a true, correct and complete description of the amount of any outstanding and unused tenant improvements with respect to the Company Properties.

        (h)   All tenants of the Company Properties have accepted and, to the Company's Knowledge, are occupying the respective leased premises. All leases with respect to the Company Properties are in full force and effect and neither the landlord, nor, to the Knowledge of the Company, any tenant, is in default under any such lease. Except as contemplated by the last sentence of Section 3.9(g), all of landlord's obligations to finish or refinish space to specifications provided in the Leases have been satisfied.

        (i)    All work required to be performed, payments required to be made and actions required to be taken prior to the date hereof pursuant to any agreement entered into with a Governmental Authority in connection with a site approval, zoning reclassification or other similar action relating to any Company Properties (e.g., local improvement district, road improvement district, environmental mitigation) have been performed, paid or taken, as the case may be, other than those where, individually or in the aggregate with any other condition or omission resulting in a breach of the representations and warranties set forth in this Section 3.9, the failure would not reasonably be expected to have a Company Material Adverse Effect, and the Company has no Knowledge of any material work, payments or actions that are required after the date hereof pursuant to such agreements, except as set forth in the leases or the 2004 Company Capital Budget.

        (j)    The Company and each of the Company Subsidiaries have good and sufficient title to all their personal and non-real properties and assets reflected in their books and records as being owned by them (including those reflected in the consolidated balance sheet of the Company as of December 31, 2002 and September 30, 2003, except as since sold or otherwise disposed of in the ordinary course of business), free and clear of all liens and encumbrances, except for such Encumbrances reflected on the consolidated balance sheet of Company as of December 31, 2002 and September 30, 2003, and the notes thereto, and except for Liens for current taxes not yet due and payable, and Liens or encumbrances which are normal to the business of the Company and the Company Subsidiaries and are not, in the aggregate, material in relation to the assets of the Company on a consolidated basis and except also for such imperfections of title, easements and encumbrances, if any, as do not materially interfere with the present use of the properties subject thereto or affected thereby, or otherwise materially impair the consolidated business operations of the Company.

        (k)   No Company Property is currently under development or subject to any agreement with respect to development. No agreements have been entered into by the Company or any of the Company Subsidiaries relating to the development or construction of, or additions or expansions to, any real property.

        (l)    Since December 31, 2002, the Company has not and no Company Subsidiary has acquired, entered into any option to acquire, or exercised an option or other right or election or entered into any other commitment or contractual obligation (each, a "Commitment") for the acquisition of, any real property or other transaction involving in excess of $250,000, or commenced construction of, or entered into any Commitment to develop or construct other real estate projects, except in the ordinary course of its office property business, including leasing activities.

        Section 3.10    Tax Matters.

        (a)   The Company and each Company Subsidiary have timely filed all Tax Returns (as defined herein) required to be filed. All such Tax Returns are accurate and complete in all material respects. The Company and each Company Subsidiary have paid all Taxes shown as due and payable on such Tax Returns. The financial statements contained in the most recent Company SEC Report reflect an adequate reserve for all material Taxes payable or accrued by the Company and the Company Subsidiaries for all taxable periods and portions thereof through the date of such financial statements.

        (b)   The Company and each Company Subsidiary have withheld and paid to the appropriate Governmental Authority all material Taxes required to have been withheld and paid in connection with amounts paid to any employee, independent contractor, creditor, stockholder or other third party.

        (c)   No deficiencies for Taxes have been asserted or assessed in writing or, to the Knowledge of the Company or a Company Subsidiary, proposed against the Company or a Company Subsidiary that individually or in the aggregate would be material. No waivers of the time in which to assess Taxes that remain in effect have been executed by the Company or any Company Subsidiary and no such waivers are pending. There are no Liens for Taxes on the assets of Company or the Company Subsidiaries except for statutory Liens for Taxes not yet due.

        (d)   The Company (i) has been subject to taxation as a real estate investment trust (a "REIT") within the meaning of Section 856 of the Code commencing with the taxable year ending December 31, 1993, and has satisfied all requirements to qualify as a REIT for such years, (ii) has operated in such a manner as to qualify as a REIT and (iii) has not taken or omitted to take any action which would reasonably be expected to result in a challenge to its status as a REIT, and no such challenge has been made or, to the Company's Knowledge, is threatened. Each Company Subsidiary which is a partnership, joint venture or limited liability company has been since its formation and continues to be treated for federal income tax purposes as either a partnership or ignored as a separate entity and not as a corporation or an association taxable as a corporation. Each Company Subsidiary which is a corporation or treated as an association taxable as a corporation has been since the date of its formation or the first day of the taxable year ending December 31, 1993 (whichever is later) a qualified REIT subsidiary under Section 856(i) of the Code or a "taxable REIT subsidiary" within the meaning of Section 856(l)(1). Neither the Company nor any Company Subsidiary holds any asset (x) the disposition of which would be subject to rules similar to Section 1374 of the Code as a result of an election under Sections 1.337(d)-5 or 1.337(d)-6 of the regulations issued under the Code, as amended from time to time (the "Treasury Regulations") or (y) which is subject to a consent filed pursuant to Section 341(f) of the Code and the regulations thereunder.

        (e)   Beginning with the taxable year ending December 31, 1993, the Company has incurred no liability for any Taxes under Sections 857(b), 860(c) or 4981 of the Code or Sections 1.337(d)-5 or 1.337(d)-6 of the Treasury Regulations, including any material Tax arising from a prohibited transaction described in Section 857(b)(6) of the Code. Neither the Company nor any Company Subsidiary has incurred any liability for Taxes other than in the ordinary course of business other than transfer or similar Taxes arising in connection with the sales of property.

        (f)    As of the end of each taxable year commencing with the taxable year ending December 31, 1993, the Company had no earnings and profits attributable to any non-REIT year arising from (i) corporate operations in any non-REIT year or (ii) any merger or other consolidation transaction, as required under Section 857(a) of the Code.

        (g)   Schedule 3.10 to the Company Disclosure Schedule lists each Tax Protection Agreement (as defined herein) to which the Company or a Company Subsidiary is a party. Copies of all such agreements have been delivered to Acquiror. Neither the Company nor any Company Subsidiary is in violation of or in default under a Tax Protection Agreement.

        (h)   This Agreement constitutes the Company's plan of liquidation within the meaning of Section 562(b)(1) of the Code.

        (i)    As used in this Agreement:

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Taxes" means any federal, state, local or foreign or other taxes of any kind, together with any interest, penalties and additions to tax, imposed by any Governmental Authority, including taxes on or with respect to income, franchises, gross receipts, property, sales, use, capital stock, payroll, employment, unemployment and net worth, and taxes in the nature of excise, withholding, and value added taxes.

        "Tax Protection Agreement" means an agreement (i) that has as one of its purposes permitting a Person to take the position that it can defer federal taxable income that otherwise might have been recognized upon a transfer of property to a partnership of which the Company is a partner or to a Company Subsidiary treated as a partnership for federal income tax purposes, and that prohibits or restricts in any manner the Company's disposition of an asset, requires that the Company maintain, or put in place, or replace, indebtedness, whether or not secured by one or more Company assets, or requires that the Company offer to any Person at any time the opportunity to guarantee, indemnify against or otherwise assume, directly or indirectly, the risk of loss for federal income tax purposes for indebtedness or other Company liabilities; (ii) that specifies or relates to a method of taking into account book-tax disparities under Section 704(c) of the Code with respect to one or more Company assets; or (iii) that requires a particular method for allocating one or more Company liabilities under Section 752 of the Code.

        "Tax Return" means any return, report or similar statement, together with any attached schedule, that is required to be provided to a Governmental Authority with respect to Taxes, including information returns, refunds claims, amended returns and declarations of estimated Tax.

        Section 3.11    Employee Benefits; Employee Matters.    As used herein, the term "Employee Plan" includes any pension, retirement, savings, disability, medical, dental, health, life, death benefit, group insurance, profit sharing, deferred compensation, stock option, stock loan, bonus, incentive, vacation pay, tuition reimbursement, severance pay, or other employee benefit plan, trust, agreement, contract, arrangement, policy or commitment (including, without limitation, any pension plan, as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder ("ERISA") ("Pension Plan"), and any welfare plan as defined in Section 3(1) of ERISA ("Welfare Plan")), whether any of the foregoing is funded, insured or self-funded, written or oral, (i) sponsored or maintained by the Company or any Company Subsidiary (each a "Controlled Group Member") and covering any Controlled Group Member's active or former employees (or their beneficiaries), (ii) to which any Controlled Group Member is a party or by which any Controlled Group Member (or any of the rights, properties or assets thereof) is bound or (iii) with respect to which any current Controlled Group Member may otherwise have any material liability (whether or not such Controlled Group Member still maintains such Employee Plan). Each Employee Plan is listed on Schedule 3.11 to the Company Disclosure Schedule. With respect to the Employee Plans:

        (a)   Except as disclosed in the Company SEC Reports, no Controlled Group Member has any continuing liability under any Welfare Plan which provides for continuing benefits or coverage for any participant or any beneficiary of a participant after such participant's termination of employment, except as may be required by Section 4980B of the Code or Section 601 (et seq.) of ERISA, or under any applicable state Law, and at the expense of the participant or the beneficiary of the participant.

        (b)   Each Employee Plan complies in all material respects with the applicable requirements of ERISA and any other applicable Law governing such Employee Plan, and each Employee Plan has at all times been administered in all material respects in accordance with all such requirements of Law, with its terms and the terms of any applicable collective bargaining agreement to the extent consistent with all such requirements of Law. Each trust holding the assets of a Pension Plan intended to be qualified under Section 401(a) of the Code is tax exempt under Section 501(a) of the Code. Each Pension Plan which is intended to be qualified is qualified under Section 401(a) of the Code, has received a favorable determination letter from the Internal Revenue Service (the "IRS") stating that such Plan meets the requirements of Section 401(a) of the Code and, to the Company's Knowledge, no

event has occurred which would jeopardize the qualified status of any such Plan or the tax exempt status of the trust associated with such Pension Plan under Section 401(a) of the Code. No lawsuits or claims (other than routine claims for benefits) by any Person or Governmental Authority have been filed or are pending, the Company has received no notice of such a lawsuit, claim or complaint and, to the Knowledge of the Company, there is no fact or contemplated event which would be expected to give rise to any such lawsuit or claim (other than routine claims for benefits) with respect to any Employee Plan. Without limiting the foregoing, except as disclosed on Schedule 3.11 to the Company Disclosure Schedule, the following are true with respect to each Employee Plan:

          (i)    except for those not yet required to be filed or distributed, all Controlled Group Members have filed or caused to be filed every material return, report, statement, notice, declaration and other document required by any Law or governmental agency, federal, state and local (including, without limitation, the IRS and the Department of Labor), with respect to each such Employee Plan, each of such filings has been complete and accurate in all material respects and no Controlled Group Member has incurred any material liability in connection with such filings;

          (ii)   except for those not yet required to be filed or distributed, all Controlled Group Members have delivered or caused to be delivered to every participant, beneficiary and other party entitled to such material, all material plan descriptions, returns, reports, schedules, notices, statements and similar materials, including, without limitation, summary plan descriptions and summary annual reports, as are required under Title I of ERISA, the Code, or both, and no Controlled Group Member has incurred any material liability in connection with such deliveries;

          (iii)  all contributions and payments with respect to Employee Plans that are required to be made by a Controlled Group Member with respect to periods ending on or before the Closing Date (including periods from the first day of the current plan or policy year to the Closing Date) have been, or will be, made or accrued before the Closing Date in accordance with the appropriate plan document, insurance contract or arrangement or as otherwise required by ERISA or the Code;

          (iv)  with respect to each such Employee Plan, to the extent applicable, the Company has delivered or made available to Acquiror true and complete copies of (A) current plan documents, and any and all other documents that establish the existence of the current plan, trust, arrangement, contract, policy or commitment and all amendments thereto, (B) the most recent determination letter, if any, received from the IRS, (C) the three most recent Form 5500 Annual Reports (and all schedules and reports relating thereto) and actuarial reports and (D) all related trust agreements, insurance contracts or other funding agreements that implement each such Employee Plan; and

          (v)   the Company has delivered to Acquiror a true, correct and complete copy of the form of grant agreement used for all grants under each applicable Employee Plan, and all grant agreements entered into with respect to each such Employee Plan are identical in all material respects, and identical in all respects with regard to any change in control provisions, to the form of grant agreement delivered to Acquiror. True, correct and complete copies of the forms of grant agreements with respect to all Company Options and Company Equity Rights are attached to Schedule 3.11 to the Company Disclosure Schedule.

        (c)   With respect to each Employee Plan, there has not occurred, and no Person is contractually bound to enter into, any "prohibited transaction" within the meaning of Section 4975(c) of the Code or Section 406 of ERISA, which transaction is not exempt under Section 4975(d) of the Code or Section 408 of ERISA.

        (d)   No Controlled Group Member has maintained or been obligated to contribute to any Employee Plan subject to Code Section 412 or Title IV of ERISA. With respect to each Employee Plan subject to Code Section 412 or Title IV of ERISA set forth on such Schedule 3.11 which has been terminated, the Company represents that each such Employee Plan has been completely terminated in accordance with all Code and ERISA requirements for a "standard termination" (as defined in 4041(b) of ERISA), as applicable on the termination date.

        (e)   With respect to each Employee Plan document and summary plan description maintained by any Controlled Group Member, such Plan expressly provides that the Plan Sponsor has the authority to amend or terminate the Employee Plan at any time, subject to applicable requirements of ERISA and the Code, and the Company has no Knowledge of any facts or events which would prevent the termination of any Employee Plan.

        (f)    The Company has no obligation to make payments to any individual to offset, in whole or in part, any federal or state income taxes, including Taxes imposed pursuant to the provisions of Code Sections 280G or 4999, and the consummation of the transactions contemplated by this Agreement will not result in any such excise tax withholding.

        (g)   Schedule 3.11 to the Company Disclosure Schedule lists the employee handbooks of the Company and each of the Company Subsidiaries currently in effect. A copy of each such employee handbook has previously been provided to Acquiror. Such handbooks accurately summarize material employee policies, vacation policies and payroll practices of the Company and the Company Subsidiaries described therein. Neither the Company nor any of the Company Subsidiaries is a party to, or bound by, any collective bargaining agreement, contract or other agreement or understanding with a labor union or other labor organization, nor has the Company or any of the Company Subsidiaries agreed that any unit of their employees is appropriate for collective bargaining. No union or other labor organization has been certified as bargaining representative for any of the Company's employees. To the Knowledge of the Company, there are no organizational efforts with respect to the formation of a collective bargaining unit presently being made or threatened involving employees of the Company or any of the Company Subsidiaries.

        (h)   Schedule 3.11 to the Company Disclosure Schedule lists all employment agreements, loan agreements, change in control agreements or severance agreements or other agreements or arrangements (whether oral or in writing) with current or former officers or trustees to which the Company or any Company Subsidiary is a party or has any obligation with respect thereto; true, correct and complete copies of any such agreements have previously been delivered to Acquiror. Schedule 3.11 to the Company Disclosure Schedule lists all written employment agreements, loan agreements, change in control agreements or severance agreements or other similar agreements with current or former employees to which the Company or any Company Subsidiary is a party or has any obligation with respect thereto; true, correct and complete copies of any such agreements have previously been delivered to Acquiror.

        (i)    There are no loans under the Company's Limited Purpose Employee Loan Program that are not subject to a written loan agreement in the form previously provided to Acquiror.

        (j)    The Board of Trustees of the Company has adopted resolutions requiring the surrender or conversion of all Company Options in substitution for the alternative consideration in cash described in Section 2.4 and has made a determination that the alternative consideration is equitable under the circumstances.

        Section 3.12    Environmental Matters.

        (a)   "Environmental Law" shall mean any Laws relating to the protection of human or animal health or safety and natural resources or the environment, including, without limitation, Laws relating to the use, manufacturing, generation, recycling, reuse, sale, storage, handling, transport, treatment or disposal of any Hazardous Materials (as defined herein) as amended from time to time (including the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. §§9601 et seq. ("CERCLA") and the Resource Conservation and Recovery Act, as amended, 42 U.S.C. §§6901 et seq.). "Hazardous Materials" shall mean substances, wastes or materials listed, regulated or defined under any Environmental Law, and shall include "hazardous wastes," "hazardous substances," "hazardous materials," petroleum or any fraction thereof, asbestos, lead-paint, urea-formaldehyde, and polychlorinated biphenyls. "Release" shall have the meaning set forth in Section 101 of CERCLA, without regard to the exclusions set forth therein.

        (b)   Except as disclosed in the Company SEC Reports:

          (i)    none of the Company, any of the Company Subsidiaries or, to the Company's Knowledge, any other Person used, stored, manufactured, treated, processed or transported any Hazardous Materials at, on or under any of the Company Properties or Former Company Properties (as defined herein) except in compliance with applicable Environmental Laws and as necessary to the conduct of the business, and none of the Company or any of the Company Subsidiaries has any Knowledge of the presence of any Hazardous Materials at, on, under or migrating to or from any of the Company Properties except in compliance with applicable Environmental Laws, in each of the foregoing cases, such that the presence of such Hazardous Materials (including the presence of asbestos in any buildings or improvements at the Company Properties) would either, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect;

          (ii)   except in accordance with the Company Environmental Permits (as defined herein) or applicable Environmental Laws, there have been no Releases of Hazardous Materials at, on, under or from (A) the Company Properties or (B) any real property previously owned, operated or leased by the Company or the Company Subsidiaries (the "Former Company Properties") during the period of such ownership, operation or tenancy, and none of the Company or any of the Company Subsidiaries has any Knowledge of any Releases of Hazardous Materials having occurred or presently occurring at, on, under or from the Company Properties or the Former Company Properties, which, in each of the foregoing cases, would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect;

          (iii)  the Company and the Company Subsidiaries have not failed to comply with all Environmental Laws, and none of the Company or any of the Company Subsidiaries has any liability under the Environmental Laws, except to the extent that any such failure to comply or any such liability, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect;

          (iv)  the Company and the Company Subsidiaries have been duly issued, and currently have and will maintain through the Closing Date, including the timely filing of applications for renewal of, all permits, licenses, certificates, registrations and approvals required under any Environmental Laws (collectively, the "Company Environmental Permits") necessary to operate their businesses as currently operated except where the failure to obtain and maintain such Company Environmental Permits would not reasonably be expected to have a Company Material Adverse Effect. No consent, notification or other action is necessary for the Company Environmental Permits to remain in full force and effect following consummation of the transactions contemplated hereby except for any of the foregoing that could not reasonably be expected to have a Company Material Adverse Effect;

          (v)   none of the Company, any of the Company Subsidiaries or, to the Company's Knowledge, any other Person has caused or permitted the presence of any mold or biological hazard at, on or under any of the Company Properties and none of the Company or any of the Company Subsidiaries has any Knowledge of the presence of any mold or biological hazard at, on or under any of the Company Properties or Former Company Properties, in each of the foregoing cases, such that the presence of such mold or biological hazard would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect; and

          (vi)  neither this Agreement nor the consummation of the transactions contemplated hereby will require the filing of any notice, declaration or other document pursuant to a requirement for notification of environmental conditions in connection with the transactions contemplated hereby, e.g. the New Jersey Industrial Sites Recovery Act, the Connecticut Transfer Act or the Indiana Responsible Property Transfer Law.

        (c)   Except as would not reasonably be expected to have a Company Material Adverse Effect, the Company has previously delivered or made available to Acquiror complete copies of all material written information, correspondence, documents and reports, including, without limitation, investigations and testing or analysis of environmental conditions or indoor air that are in the possession or control of any of the Company and the Company Subsidiaries that relate to compliance with Environmental Laws by any of them or to the past or current environmental condition of the Company Properties and Former Company Properties. Schedule 3.12 to the Company Disclosure Schedule sets forth a list of each such environmental reports. To the Knowledge of the Company, there is no material written information, correspondence, documents or reports not in the possession of the Company that contain any information that could reasonably be expected to have a Company Material Adverse Effect.

        Section 3.13    Related Party Transactions.    There are no arrangements, agreements or contracts with any (a) present or former officer or trustee of the Company or any Company Subsidiary or any of their immediate family members (including their spouses), (b) record or beneficial owner of more than 5% of the Company Common Shares or (c) to the Company's Knowledge, any Affiliate of any such officer, trustee or beneficial owner.

        Section 3.14    Vote Required.    At the Company Shareholder Meeting (as defined in Section 6.2), the Company will seek the approval of the Merger and this Agreement by a majority of the votes entitled to be cast by all holders of the Company Common Shares (the "Company Shareholders' Approval"), and no other vote of the holders of any class or series of the shares of beneficial interest of the Company is required to approve this Agreement or the Merger.

        Section 3.15    Opinion of Financial Advisor.    The Board of Trustees of the Company has received the written opinion dated January 21, 2004, satisfactory to the Board of Trustees of the Company (the "Fairness Opinion"), of Houlihan Lokey Howard & Zukin Financial Advisors, Inc. (the "Company Financial Advisor") to the effect that, based on, and subject to the various assumptions and qualifications set forth in such opinion, as of the date of such opinion, the Merger Consideration to be received by the holders of the Company Common Shares in connection with the Merger is fair to such holders from a financial point of view. The form of the Fairness Opinion has been provided to Acquiror and a signed copy of the Fairness Opinion shall be provided to Acquiror.

        Section 3.16    Brokers.    Except for the Company Financial Advisor and Cushman & Wakefield of Illinois, Inc. ("Cushman & Wakefield") no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company or any Company Subsidiary that is or will be payable by the Company or any Company Subsidiary. The Company has previously delivered to Acquiror complete and correct copies of (a) the engagement letter dated July 29, 2003 between the Company and the Company Financial Advisor and (b) the engagement letter dated June 27, 2003 between the Company and Cushman & Wakefield.

        Section 3.17    Compliance with Laws.    None of the Company or any Company Subsidiary has violated or failed to comply with any Law applicable to its business, properties or operations, except to the extent that such violation or failure would not reasonably be expected to have a Company Material Adverse Effect.

        Section 3.18    Contracts; Debt Instruments.

        (a)   There is no contract or agreement that purports to limit in any material respect the names under or the geographic location in which the Company or any Company Subsidiary may conduct its business. None of the Company or any Company Subsidiary has received a written notice that it is in violation of or in default under (nor to the Knowledge of the Company does there exist any condition which upon the passage of time or the giving of notice or both would cause such a violation of or default under) any material loan or credit agreement, note, bond, mortgage, indenture, lease, permit, concession, franchise, license or any other material contract, agreement, arrangement or understanding, to which it is a party or by which it or any of its properties or assets is bound, nor to the Knowledge of the Company does such a violation or default exist, to the extent that such violation or default, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect.

        (b)   Schedule 3.18 to the Company Disclosure Schedule sets forth a list of each material loan or credit agreement, note, bond, mortgage, indenture and any other agreement or instrument pursuant to which any Indebtedness of the Company and the Company Subsidiaries, other than Indebtedness payable to the Company or a Company Subsidiary, is outstanding or may be incurred. True, correct and complete copies of the agreements and documents listed on Schedule 3.18 to the Company Disclosure Schedule have previously been delivered to Acquiror. For purposes of this Agreement, "Indebtedness" shall mean (i) indebtedness for borrowed money, whether secured or unsecured, (ii) obligations under conditional sale or other title retention agreements relating to property purchased by such Person, (iii) capitalized lease obligations, (iv) obligations under interest rate cap, swap, collar or similar transaction or currency hedging transactions (valued at the termination value thereof) and (v) guarantees of any such indebtedness of any other Person.

        (c)   Neither the Company nor any of the Company Subsidiaries is party to any agreement which would restrict any of them from prepaying any of their Indebtedness without penalty or premium at any time or which requires any of them to maintain any amount of Indebtedness with respect to any of the Company Properties.

        (d)   None of the Company or the Company Subsidiaries is a party to any agreement relating to the management of any Company Property by any Person other than the Company or a Company Subsidiary.

        (e)   None of the Company or the Company Subsidiaries is a party to any agreement pursuant to which the Company or any Company Subsidiary manages or provides services with respect to any real properties other than Company Properties.

        (f)    The 2004 Company Capital Budget constitutes a true and complete capital budget for 2004 relating to budgeted capital improvements and developments. Schedule 3.18 to the Company Disclosure Schedule lists all agreements entered into by the Company or any of the Company Subsidiaries relating to the development, construction, rehabilitation or renovation of, or additions or expansions to, any Company Properties which are currently in effect and under which the Company or any of the Company Subsidiaries currently has, or reasonably expects to incur, an obligation in excess of $250,000. True and correct copies of such agreements have previously been delivered to Acquiror.

        (g)   Schedule 3.18 to the Company Disclosure Schedule lists all agreements entered into by the Company or any Company Subsidiary providing for the sale of, or option to sell, any Company Properties or the purchase of, or option to purchase, by the Company or any Company Subsidiary, on the one hand, or the other party thereto, on the other hand, any real estate not yet consummated as of the date hereof.

        (h)   Since January 1, 2002, the Company has not sold or otherwise transferred any real property that would have been a Company Property if owned as of the date hereof. None of the Company or any Company Subsidiary has any continuing contractual liability (i) for indemnification or otherwise under any agreement relating to the sale of real estate previously owned, whether directly or indirectly, by the Company or any Company Subsidiary, (ii) to pay any additional purchase price for any of the Company Properties or (iii) to make any reprorations or adjustments to prorations that may previously have been made with respect to any property currently or formerly owned by the Company.

        Section 3.19    Investment Company Act of 1940.    None of the Company or any Company Subsidiary is, or at the Effective Time will be, required to be registered under the Investment Company Act of 1940, as amended.

        Section 3.20    No Payments to Employees, Officers or Trustees.

        (a)   Set forth in Schedule 3.20 to the Company Disclosure Schedule is a true and complete list of all cash and non-cash payments, rights to property or other contract rights which may become payable, accelerated or vested as a result of the Merger ("Section 3.20 Payments") to or in each current or former employee, officer or trustee of the Company or any Company Subsidiary. Except as otherwise provided for in this Agreement, there is no employment or severance contract, or other agreement requiring payments, cancellation of indebtedness or other obligation to be made on a change of control or otherwise as a result of the consummation of any of the transactions contemplated by this Agreement, with respect to any current or former employee, officer or trustee of the Company or any Company Subsidiary.

        (b)   Schedule 3.20 to the Company Disclosure Schedule sets forth all payments (whether in cash, in equity securities of the Company or any Company Subsidiary or otherwise) to be made as a result of the consummation of the transactions contemplated by this Agreement to or for the account of employees of the Company or any Company Subsidiary (except for wages paid in the normal course of business) which have been authorized and/or accrued but not paid.

        (c)   Any Section 3.20 Payment or arrangement or program providing for Section 3.20 Payments which were authorized, adopted, approved or ratified after September 30, 2003 have been authorized, adopted, approved or ratified by the Compensation Committee of the Board of Trustees of the Company other than the grants of certain Company Options or restricted shares pursuant to and in accordance with the Company Incentive Plan, each of which is disclosed on Schedule 3.20 to the Company Disclosure Schedule.

        Section 3.21    State Takeover Statutes.    The Company has taken all action necessary to exempt the transactions contemplated by this Agreement between Acquiror and the Company and its Affiliates from the operation of Subtitles 6 and 7 of Title 3 of the Maryland General Corporation Law and any other applicable "fair price," "moratorium," "control share acquisition" or any other takeover statute or similar statute enacted under the state or federal laws of the United States or similar statute or regulation.

        Section 3.22    Trademarks, Patents and Copyrights.    Except to the extent the inaccuracy of any of the following (or the circumstances giving rise to such inaccuracy) individually or in the aggregate would not reasonably be expected to have a Company Material Adverse Effect, the Company and each Company Subsidiary owns or possesses licenses or other legal rights to use all patents, patent rights, trademarks, trademark rights, trade names, trade name rights, copyrights, service marks, trade secrets, applications for trademarks and for service marks, know-how and other proprietary rights and information used or held for use in connection with the business of the Company and the Company Subsidiaries as currently conducted and the Company has no Knowledge of any assertion or claim challenging the validity of any of the foregoing. To the Company's Knowledge, the conduct of the business of the Company and the Company Subsidiaries as currently conducted does not infringe in any way any patent, patent right, license, trademark, trademark right, trade name, trade name right, service mark, or copyright of any third party that, individually or in the aggregate, could have a Company Material Adverse Effect. To the Company's Knowledge, there are no infringements of any proprietary rights owned by or licensed by or to the Company or any Company Subsidiary that individually or in the aggregate could reasonably be expected to have a Company Material Adverse Effect.

        Section 3.23    Insurance.    Each of the Company and the Company Subsidiaries is, and has been continuously since the later of December 31, 1998 or the date upon which the Company acquired ownership of such Company Subsidiary, insured with insurers in such amounts and against such risks and losses as are customary for companies conducting the business as conducted by the Company and the Company Subsidiaries during such time period. Neither the Company nor any Company Subsidiary has received any written notice of cancellations or termination with respect to any material insurance policy of the Company or any Company Subsidiary. To the Company's Knowledge, the insurance policies of the Company and each Company Subsidiary are valid and enforceable policies in all material respects. Schedule 3.23 to the Company Disclosure Schedule sets forth each policy of insurance maintained by the Company and each Company Subsidiary, as well as a brief description of the coverage provided, annual premium, self insured retention or co-payment provisions and deductible(s) for each such policy.

        Section 3.24    Definition of Knowledge of the Company.    As used in this Agreement, the phrase "to the Knowledge of the Company "(or words of similar import) means the actual knowledge of those individuals identified in Schedule 3.24 to the Company Disclosure Schedule.

        Section 3.25    Change in Control, Severance and Other Fees, Payments and Expenses.    To the Company's Knowledge, written schedules provided prior to the date hereof by the Company to Acquiror, based on the assumptions therein, accurately set forth (a) the change in control payments, severance payments and Tax gross-up payments payable by the Company pursuant to the termination of the Key Employees (as defined herein) contemplated by Section 6.6(a) in connection with the consummation of the transactions contemplated by this Agreement and (b) the amount of severance liability that would be associated with the termination of certain other employees of the Company contemplated by Section 6.6(a) pursuant to the Company's severance policy.

        Section 3.26    Additional Payments.    No severance payments are required to be paid to the Company's employees that are offered employment by the Surviving Entity or its Affiliates as of the Effective Time, provided such offers of employment contain no diminution in such employee's base salary or require the employee to perform his or her duties at a location that is more than 25 miles from the employee's location of employment by the Company as of the date of this Agreement.

        Section 3.27    WARN Act.    No filings, notices, orders or otherwise are required to be made under the Worker Adjustment and Retraining Notification Act in connection with this Agreement and the transactions contemplated hereby.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES
OF ACQUIROR AND ACQUISITION SUB

        Acquiror and Acquisition Sub represent and warrant to the Company and the Company Partnership as follows:

        Section 4.1    Organization and Qualification.    Acquiror is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Illinois and has all requisite power and authority to own, lease, encumber and operate its assets and properties and to carry on its business as it is now being conducted, except where the failure to have such proper authority would not, when taken together with all other such failures, reasonably be expected to materially impair or delay the ability of Acquiror and Acquisition Sub to perform their obligations hereunder or prevent the consummation by them of the transactions contemplated hereby (any such material impact or delay being hereinafter referred to as an "Acquiror Material Adverse Effect"). Acquisition Sub is a Maryland limited liability company duly formed and validly existing under the MLLCA and is in good standing with the SDAT. Acquiror has made available to the Company true, accurate and complete copies of Acquiror's and of Acquisition Sub's articles of organization and operating agreement, each of which is in full force and effect as of the date hereof. All membership interests in Acquisition Sub have been duly authorized, validly issued and are owned by Acquiror free and clear of any Liens.

        Section 4.2    Authority; Non-Contravention; Statutory Approvals.

        (a)   Authority.    Acquiror and Acquisition Sub have all requisite power and authority to enter into this Agreement, and, subject to the applicable Acquiror Required Statutory Approvals (as defined herein), to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation by Acquiror and Acquisition Sub of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Acquiror and Acquisition Sub. This Agreement has been duly and validly executed and delivered by Acquiror and Acquisition Sub, and assuming the due authorization, execution and delivery hereof by the Company and the Company Partnership, constitutes the valid and binding obligation of Acquiror and Acquisition Sub, enforceable against them in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.

        (b)   Non-Contravention.    The execution and delivery of this Agreement by Acquiror and Acquisition Sub does not, and the consummation of the transactions contemplated hereby, will not, violate or result in a breach of any provision of, or constitute a default (with or without notice or lapse of time or both), under, or result in the termination or modification of, or accelerate the performance required by, or result in a right of termination, cancellation or acceleration of any obligation or the loss of a material benefit under, or result in the creation of any Violation of Acquiror, Acquisition Sub or any Subsidiary of Acquiror pursuant to any provisions of (i) the articles of organization, certificate of incorporation, bylaws or similar governing documents of Acquiror, Acquisition Sub or any other Subsidiary of Acquiror, (ii) subject to obtaining the Acquiror Required Statutory Approvals, any Law applicable to Acquiror or any of its Subsidiaries or any of their respective properties or assets or (iii) subject to obtaining the third party consents or other approvals set forth in the schedule (the "Acquiror Disclosure Schedule") to this Agreement provided by Acquiror (the "Acquiror Required Consents") and the Acquiror Required Statutory Approvals, any easement or other similar right to use or access real property, note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which Acquiror or any of its Subsidiaries or any joint venture of Acquiror is now a party or by which it or any of its properties or assets may be bound or affected, excluding from the foregoing clauses (ii) and (iii) such Violations that would not, in the aggregate, reasonably be expected to have an Acquiror Material Adverse Effect.

        (c)   Statutory Approvals.    Except as described in the Acquiror Disclosure Schedule, no declaration, filing or registration with, or notice to or authorization, consent or approval of, any Governmental Authority is required to be obtained, made or given by or on behalf of Acquiror, Acquisition Sub or any other Subsidiary of Acquiror for the execution and delivery of this Agreement by Acquiror, Acquisition Sub or any other Subsidiary of Acquiror or the consummation by Acquiror, Acquisition Sub or any other Subsidiary of Acquiror of the transactions contemplated hereby, including, without limitation, the Merger, the failure of which to obtain, make or give would have, in the aggregate, an Acquiror Material Adverse Effect (the "Acquiror Required Statutory Approvals," it being understood that references in this Agreement to "obtaining" such Acquiror Required Statutory Approvals shall mean making such declarations, filings or registrations; giving such notices; obtaining such authorizations, consents or approvals; and having such waiting periods expire as are necessary to avoid a violation of Law).

        Section 4.3    Litigation.    There is (a) no claim, suit, action or proceeding pending, or, to the knowledge of Acquiror, threatened, or, to the knowledge of Acquiror, any investigation or review pending or threatened, relating to or affecting Acquiror or any of its Subsidiaries and (b) no judgment, decree, injunction or order of any court, Governmental Authority or any arbitrator applicable to Acquiror or any of its Subsidiaries that, when taken together with any of the matters described in clauses (a) or (b), would reasonably be expected to have an Acquiror Material Adverse Effect.

        Section 4.4    No Other Business.    Acquisition Sub has been formed solely for the purpose of engaging in the transactions contemplated hereby, has engaged in no other business activities and has its operations only as contemplated thereby.

        Section 4.5    Brokers.    No broker, investment banker or other Person is entitled to any broker's, finder's or other similar fee or commission in connection with the transactions contemplated by this Agreement based on arrangements made by or on behalf of Acquiror and Acquisition Sub, for which fee or commission the Company or any Company Subsidiary may be liable.

        Section 4.6    Financing.    Acquiror and Acquisition Sub collectively have member financing commitments in an aggregate amount sufficient to enable Acquiror and Acquisition Sub to timely perform their obligations hereunder, including to pay in full (a) the aggregate Merger Consideration and the aggregate amounts payable to holders of Company Options contemplated by Section 2.4(a), (b) all fees and expenses payable by Acquiror and Acquisition Sub in connection with this Agreement and the transactions contemplated by this Agreement and (c) the purchase price for the Company New Preferred Shares contemplated by the Subscription Agreement. Information with respect to the source and any commitments related thereto has been made available to the Company prior to the date hereof. Acquiror will cause the Surviving Entity to have sufficient funds at the Effective Time to meet the obligations of the Surviving Entity under this Agreement.

        Section 4.7    Acquiror-Owned Company Common Shares.    As of the date of this Agreement, neither Acquiror nor Acquisition Sub own any Company Common Shares.

ARTICLE V
CONDUCT OF BUSINESS PENDING THE MERGER

        Section 5.1    Conduct of the Company and the Company Partnership's Business Pending Merger. During the period from the date of this Agreement to the Effective Time, except as consented to in writing by Acquiror or as expressly contemplated by this Agreement, the Company shall, and shall cause each of the Company Subsidiaries (including, without limitation, the Company Partnership) to conduct its business only in the usual, regular and ordinary course and in substantially the same manner as heretofore conducted, and irrespective of whether or not in the ordinary course of business, the Company shall and shall cause each of the Company Subsidiaries to:

        (a)   preserve intact its business organizations and goodwill and use commercially reasonable efforts to keep available the services of its officers and employees;

        (b)   confer on a regular basis with one or more representatives of Acquiror to report operational matters of materiality and, subject to Section 5.2, any proposals to engage in material transactions;

        (c)   promptly notify Acquiror of any material emergency or other material change in the financial condition, business, properties, assets, liabilities or the normal course of its businesses or in the operation of its properties, or of any material governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated);

        (d)   promptly deliver to Acquiror true and correct copies of any report, statement or schedule filed with the SEC subsequent to the date of this Agreement;

        (e)   maintain its books and records in accordance with GAAP consistently applied and not change in any material manner any of its methods, principles or practices of accounting in effect at the date of the Company's most recent audited consolidated financial statements, except as may be required by the SEC, applicable Law or GAAP;

        (f)    timely file all Tax Returns required to be filed;

        (g)   not make or rescind any election related to Taxes unless required by Law or necessary to preserve the Company's status as a REIT or the status of any Company Subsidiary as a partnership for federal income tax purposes, as a qualified REIT subsidiary under Section 856(i) of the Code or as a taxable REIT subsidiary under Section 856(l) of the Code, as the case may be;

        (h)   not (i) enter into any Commitment for the acquisition of any real property or, except as contemplated by the 2004 Company Capital Budget, other transaction (other than Commitments referred to in Schedule 5.1 to the Company Disclosure Schedule or as permitted by Section 6.7(b)), involving in excess of $250,000, or commence construction of, or enter into any Commitment to develop or construct other real estate projects, except in the ordinary course of its business, including leasing activities, (ii) incur or assume any Indebtedness or assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person (except any wholly owned Company Subsidiary), in any such case in excess of $500,000, individually or in the aggregate, except for working capital purposes in the ordinary course of business under the Company's or any Company Subsidiary's existing credit facilities and capital expenditures made in accordance with the 2004 Company Capital Budget or in connection with the Specified Modifications (as defined herein), or (iii) except as contemplated by Section 6.10, modify, amend or terminate, or enter into any agreement to modify, amend or terminate, any Indebtedness in excess of $500,000, individually or in the aggregate, in existence as of the date hereof;

        (i)    not amend the Company Declaration of Trust or the Company Bylaws or any of the Company Subsidiary Organizational Documents;

        (j)    issue no and make no change in the number of shares of beneficial interest or units of limited partnership interest issued and outstanding, other than pursuant to (i) the exercise of Company Options outstanding as of the date hereof, (ii) the purchase of OP Units under the Company Partnership Agreement solely for Company Common Shares, (iii) the Unitholder Agreements, (iv) the redemption of 9 3/4% Company Preferred Shares or Series A Preferred Units, (v) the issuance of the Company New Preferred Shares or (vi) the Subscription Agreement;

        (k)   grant no options or other right or commitment relating to its shares of beneficial interest or units of limited partnership interest or any security convertible into its shares of beneficial interest or units of limited partnership interest, or any security the value of which is measured by its shares of beneficial interest, or any security subordinated to the claim of its general creditors and, other than or pursuant to Section 6.6 of this Agreement, not amend or waive any rights under any of the Company Options or Company Equity Rights;

        (l)    except (i) as provided in Section 6.6 and in connection with the use of Company Common Shares to pay the exercise price or tax withholding in connection with equity-based employee benefit plans by the participants therein, (ii) for the payment of dividends on 9 3/4% Company Preferred Shares in accordance with their terms and (iii) for the payment of previously declared dividends on the Company Common Shares, not (1) authorize, declare, set aside or pay any dividend or make any distribution or payment with respect to any Company Common Shares, OP Units, 9 3/4% Company Preferred Shares or Series A Preferred Units or (2) directly or indirectly redeem, purchase or otherwise acquire any shares of beneficial interest or units of partnership interest, or any option, warrant or right to acquire, or security convertible into, shares of beneficial interest or units of partnership interest, of the Company or the Company Partnership, as the case may be, except for (A) transfers of the Company excess shares required under Article VII, Section 7 of the Company Declaration of Trust in order to preserve the status of the Company as a REIT under the Code or Article VII, Section 7 of the Company Declaration of Trust, (B) redemptions of OP Units, whether or not outstanding on the date of this Agreement, under the Company Partnership Agreement in which solely Company Common Shares are utilized and (C) redemptions of 9 3/4% Company Preferred Shares or Series A Preferred Units;

        (m)  except as contemplated by Section 6.10 or Section 5.1(h), not sell, lease, mortgage, subject to Lien or otherwise dispose of any of the Company Properties without the prior written consent of Acquiror;

        (n)   not sell, lease, mortgage, subject to Lien or otherwise dispose of any of its personal property or intangible property, except (i) in the ordinary course of business, (ii) in connection with the sale of any Sale Asset or Potential Sale Asset or (iii) for immaterial dispositions of personal property or intangible property;

        (o)   not make any loans, advances or capital contributions to, or investments in, any other Person, other than loans, advances and capital contributions to Company Subsidiaries in existence on the date hereof and ordinary course expense advances to employees and except in connection with a transaction permitted by Section 5.1(h), and not enter into any new, or amend or supplement any existing, contract, lease or other agreement with any Company Subsidiary;

        (p)   not (i) settle, pay or discharge any litigation, investigation, arbitration, proceeding or other claim, liability or obligation arising from the conduct of business in the ordinary course for an amount in excess of $500,000 in the aggregate or (ii) settle, pay or discharge any claim against the Company with respect to or arising out of the transactions contemplated by this Agreement for an amount in excess of $500,000 in the aggregate;

        (q)   not enter into or amend any commitment or agreement with any officer, trustee, consultant or Affiliate of the Company or any of the Company Subsidiaries;

        (r)   not guarantee the Indebtedness of another Person, enter into any "keep well" or other agreement to maintain any financial statement condition of another Person or enter into any arrangement having the economic effect of any of the foregoing;

        (s)   not (i) increase any compensation or enter into or amend any employment agreement with any of its officers or trustees, other than waivers of benefits under such agreements or in connection with the cancellation of Company Options, (ii) enter into any employment agreement with any other Person not currently an employee of the Company or a Company Subsidiary or increase any compensation (except as set forth on Schedule 5.1 to the Company Disclosure Schedule), (iii) enter into or amend any employment agreement or other material arrangement with any new or current employee (except with respect to arrangements which do not comprise employment agreements or amendments thereto and are entered into in the ordinary course of business and consistent with past practice in timing and amount or pursuant to the terms of any such arrangement) or (iv) take any action which could result in the creation of a right of the type required to be disclosed in Section 3.20, or alter in any manner a payment or right disclosed on Schedule 3.20 to the Company Disclosure Schedule;

        (t)    not adopt any new employee benefit plan or amend any Employee Plan to increase benefits;

        (u)   not settle any shareholder or limited partner derivative or class action claims arising out of or in connection with any of the transactions contemplated by this Agreement;

        (v)   not settle or compromise any material liability for federal, state, local or foreign Taxes;

        (w)  not accept a promissory note in payment of the exercise price payable under any Company Option;

        (x)   not enter into or amend or otherwise modify or waive any rights under any material agreement or arrangement with the Persons that are Affiliates, or, as of the date hereof, any officer, trustee or employees, of the Company or any Company Subsidiary;

        (y)   not directly or indirectly or through a subsidiary, merge or consolidate with, acquire all or substantially all of the assets of or acquire the beneficial ownership other than a Company Subsidiary of a majority of the outstanding capital stock or other equity interest in any Person or entity;

        (z)   not fail to qualify as a REIT prior to the Effective Time, and not enter into any transaction that would be considered a prohibited transaction as defined in Section 857(b)(6) of the Code;

        (aa) not amend or change any Sale Agreement (as defined herein) in any respect that would be materially adverse to the Company or Acquiror; and

        (bb) not authorize, recommend, propose or announce an intention to do any of the foregoing prohibited actions, or enter into any contract, agreement, commitment or arrangement to do any of the foregoing prohibited actions.

        Section 5.2    No Shopping. Prior to the Effective Time, the Company agrees that:

        (a)   neither it nor any of the Company Subsidiaries shall initiate, solicit or encourage, directly or indirectly, any inquiries or the making or implementation of any proposal or offer (including, without limitation, any proposal or offer to any of their respective shareholders or limited partners) with respect to a merger, acquisition, tender offer, recapitalization, exchange offer, consolidation, sale of assets or similar transaction including any going-private transaction, involving all or any material portion of the assets or any real property (other than the Sale Assets or Potential Sale Assets) or any equity securities of the Company or any of the Company Subsidiaries (any such proposal or offer being hereinafter referred to as an "Acquisition Proposal"), or engage in any negotiations concerning, or provide any confidential information or data to, or have any discussions with, any Person relating to, an

Acquisition Proposal, or otherwise facilitate any effort or attempt to make or implement an Acquisition Proposal;

        (b)   it will use its reasonable best efforts not to permit any of its officers, trustees, employees, agents or financial advisors to engage in any of the activities described in Section 5.2(a);

        (c)   it will immediately cease, and cause to be terminated, any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the activities described in Section 5.2(a) and will take the necessary steps to inform the individuals or entities referred to in Section 5.2(b) of the obligations undertaken in this Section 5.2; and

        (d)   it will notify Acquiror as promptly as practicable if the Company receives any inquiries or proposals that would constitute an Acquisition Proposal, or any requests for information in connection with any such inquiry or proposal, or if any negotiations or discussions that could reasonably be expected to lead to an Acquisition Proposal are sought to be initiated or continued with it;

provided, however, that nothing contained in this Section 5.2 shall prohibit the Board of Trustees of the Company from (i) furnishing information to or entering into discussions or negotiations with, any Person that makes an unsolicited Acquisition Proposal, if, and only to the extent that (A) the Board of Trustees of the Company determines in good faith that failure to do so would create a reasonable probability of a breach of its duties to shareholders imposed by Law, (B) prior to furnishing such information to, or entering into discussions or negotiations with, such Person, the Company provides written notice to Acquiror to the effect that it is furnishing information to, or entering into discussions with, such Person and (C) subject to any confidentiality agreement with such Person (which the Company executed in good faith in connection with a determination by the Board of Trustees of the Company contemplated by (A) above), the Company keeps Acquiror informed of the status of any such discussions or negotiations; and (ii) to the extent applicable, complying with Rule 14e-2 or Rule 14d-9 promulgated under the Exchange Act with regard to an Acquisition Proposal; provided, further, that, subject to the terms and conditions of this Agreement, the Company may take any and all actions to consummate the transactions contemplated by Section 6.10. Nothing in this Section 5.2 shall (x) permit the Company to terminate this Agreement (except as specifically provided in Article 8 hereof), (y) permit the Company to enter into an agreement with respect to an Acquisition Proposal during the term of this Agreement (it being agreed that during the term of this Agreement, the Company shall not enter into an agreement with any Person that provides for, or in any way facilitates, an Acquisition Proposal (other than a confidentiality agreement in customary form executed as provided above)) or (z) affect any other obligation of the Company under this Agreement; provided, however, that the Board of Trustees of the Company may approve and recommend a Superior Acquisition Proposal (as defined herein) and, in connection therewith, (1) withdraw or modify its approval or recommendation of this Agreement and the Merger and (2) enter into an agreement with respect to such Superior Acquisition Proposal. As used herein, "Superior Acquisition Proposal" means a bona fide Acquisition Proposal made by a third party that a majority of the members of the Board of Trustees of the Company determines in good faith to be more favorable to the Company's shareholders from a financial point of view than the Merger and which the Board of Trustees of the Company determines is reasonably capable of being consummated.

        Section 5.3    Other Actions. Each of the Company, on the one hand, and Acquiror, on the other hand, shall not, and shall use their reasonable best efforts to cause their Subsidiaries not to, take any action that would result in (a) any of the representations and warranties of such party set forth in this Agreement that are qualified as to materiality becoming untrue, (b) any of such representations and warranties that are not so qualified becoming untrue in any material respect or (c) except as contemplated by Section 5.2, any of the conditions to the Merger set forth in Article VII not being satisfied.

ARTICLE VI
ADDITIONAL AGREEMENTS

        Section 6.1    Access to Information.    Upon reasonable notice and during normal business hours, the Company shall, and shall cause its Subsidiaries to, afford to the managers, members, officers, employees, accountants, counsel, financial advisor, and other representatives of Acquiror reasonable access throughout the period prior to the Effective Time, to all of its properties, books, contracts, commitments and records (including, but not limited to, Tax Returns) and, during such period, the Company shall, and shall cause its Subsidiaries to, furnish promptly to Acquiror (a) a copy of each reasonably available report, schedule and other document filed or received by it or any of its Subsidiaries pursuant to the requirements of federal or state securities laws or filed with the SEC, the Department of Justice, the Federal Trade Commission or any other federal or state regulatory agency or commission and (b) all information concerning the Company, its Subsidiaries, their respective businesses and properties, officers, trustees, directors and shareholders and such other matters as may be reasonably requested by Acquiror in connection with any filings, applications or approvals required or contemplated by this Agreement, in each case except as such access may be prohibited by Law. Additionally, the Company shall, at the request of Acquiror, request from any tenant of any Company Property an estoppel certificate in the form reasonably requested by Acquiror with respect to such tenant's lease. All documents and information furnished pursuant to this Section 6.1 shall be subject to the confidentiality agreement, dated as of May 5, 2003, between the Company and Acquiror (the "Confidentiality Agreement").

        Section 6.2    Proxy Statement; Company Shareholder Meeting.

        (a)   The Company, acting through the Board of Trustees of the Company, shall, in accordance with the Company Declaration of Trust, the Company Bylaws and applicable Law and provided that this Agreement shall not have been terminated: (i) duly call, give notice of, convene and hold a special meeting of its shareholders (the "Company Shareholder Meeting") as soon as reasonably practicable following the date of this Agreement (but in no event sooner than 20 business days following the date the Proxy Statement is mailed), for the purpose of considering and taking action upon and securing the Company Shareholders' Approval; and (ii) as promptly as reasonably practicable following the date of this Agreement, prepare and file with the SEC a preliminary proxy or information statement, after review by Acquiror and its counsel (the "Proxy Statement"), relating to the Merger and this Agreement and use its reasonable best efforts, subject to the terms of this Agreement, to (A) obtain and furnish the information required to be included by the SEC in the Proxy Statement and, after consultation with Acquiror, to respond promptly to any comments made by the SEC with respect to the preliminary Proxy Statement and cause a definitive Proxy Statement, including any amendment or supplement thereto, to be distributed to its shareholders in accordance with applicable Law and the Company Declaration of Trust and Company Bylaws; provided, that no amendment or supplement to the Proxy Statement will be made by the Company without consultation with Acquiror and its counsel and (B) obtain the Company Shareholders' Approval. The Company will cause the Proxy Statement to comply in all material respects with all applicable requirements of Law. Whenever any event occurs which is required to be set forth in an amendment or supplement to the Proxy Statement, the Company shall promptly inform Acquiror of such occurrence and shall file with the SEC or mail to the shareholders of the Company such amendment or supplement to the Proxy Statement.

        (b)   Acquiror and Acquisition Sub shall vote, or cause to be voted, all of the Company Common Shares owned by such parties to approve the Merger and this Agreement.

        (c)   Each of the Company, the Company Partnership, Acquiror and Acquisition Sub agrees that the information provided by it for inclusion or incorporation by reference in the Proxy Statement and each amendment thereto, at the time of mailing thereof and at the time of the Company Shareholder Meeting, will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each party shall advise the others, promptly after it receives notice thereof, of any request by the SEC for amendment of the Proxy Statement or comments thereon and responses thereto or requests by the SEC for additional information.

        (d)   The Company Shareholder Meeting for the purpose of securing the Company Shareholders' Approval shall be held on such date or dates as the Company shall determine but in no event more than 45 days after the date the Proxy Statement is mailed, except as contemplated by Section 6.2(e).

        (e)   If on the date for the Company Shareholder Meeting, the Company has not (i) received proxies representing a sufficient number of Company Common Shares to approve the Merger and this Agreement (but less than a majority of the outstanding Company Common Shares have been voted against approval of the Merger and this Agreement) or (ii) consummated the sale of the Sale Assets, then the Company may adjourn the Company Shareholder Meeting until such date as shall be mutually agreed upon by the Company and Acquiror, which date shall be not less than ten days nor more than 20 days after the originally scheduled date.

        (f)    The Company will, through its Board of Trustees, recommend that the shareholders of the Company approve the Merger and this Agreement; provided, that prior to the Company Shareholder Meeting, such recommendation may be withdrawn, modified or amended to the extent that, as a result of the commencement or receipt of a proposal constituting a Superior Acquisition Proposal, the Board of Trustees of the Company determines in good faith that such withdrawal, modification or amendment is appropriate.

        Section 6.3    Reasonable Best Efforts; Notification.

        (a)   Subject to the terms and conditions herein provided, each of the parties shall use reasonable best efforts: (i) to cooperate with one another in (x) determining which filings are required to be made prior to the Effective Time with, and which consents, approvals, permits or authorizations are required to be obtained prior to the Effective Time from, any Governmental Authority of the United States, states and any third parties in connection with the execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby, including, without limitation, any filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (y) timely making all such filings and timely seeking all such consents, approvals, permits and authorizations; (ii) (other than the payment of money that is not contractually required to be paid) to obtain in writing any consents required from third parties to effectuate the Merger, such consents to be in form reasonably satisfactory to each of the parties; and (iii) to take, or cause to be taken, all other action and do, or cause to be done, all other things necessary, proper or appropriate to consummate and make effective the transactions contemplated by this Agreement.

        (b)   The Company and the Company Partnership shall give prompt notice to Acquiror and Acquisition Sub, and Acquiror and Acquisition Sub shall give prompt notice to the Company and the Company Partnership, (i) if any representation or warranty made by it contained in this Agreement that is qualified as to materiality becomes untrue or inaccurate in any respect or any such representation or warranty that is not so qualified becomes untrue or inaccurate in any material respect or (ii) of the failure by it to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement.

        Section 6.4    Tax Matters.

        (a)   From the date of this Agreement until the Closing, the Company shall comply with all applicable provisions of the Code and the Treasury regulations relating to REITs and shall not take or fail to take an action if taking or failing to take such action would reasonably be expected to result in the Company's failure to qualify as a REIT.

        (b)   For federal income tax purposes, the parties shall treat the transactions contemplated by this Agreement as (i) the purchase by the sole member of Acquiror of all of the Company's assets subject to all of the Company's liabilities, in exchange for the Merger Consideration and (ii) the distribution by the Company of the Merger Consideration to its shareholders in liquidation of the Company within the meaning of Section 562(b)(1) of the Code. On or before the Closing Date, Acquiror and the Company shall agree as to the allocation of the Merger Consideration and the liabilities assumed by Acquisition Sub in the Merger among the Company's assets. Such allocation shall comply with Section 1060 of the Code and the associated Treasury Regulations. To the extent required by the Code or the Treasury Regulations, the Company and Acquisition Sub shall timely file or cause to be filed Internal Revenue Service Forms 8594 on a basis consistent with such allocation. Acquiror shall cause to be timely filed all income Tax Returns for the Company's final taxable year ending on the Closing Date consistent with the tax treatment of the transactions contemplated by this Agreement and consistent with the Company's past practice and its status as a REIT.

        (c)   Neither Acquiror nor Acquisition Sub shall take or allow to be taken any action following the Effective Time that would affect the Company's qualification as a REIT for any period or portion thereof ending on or before the Effective Time.

        (d)   Each party shall cooperate in the preparation, execution and filing of all returns, questionnaires, applications or other documents regarding any real property transfer or gains, sales, use, transfer, value added, stock transfer and stamp taxes, any transfer, recording, registration and other fees and any similar taxes which become payable in connection with the transactions contemplated by this Agreement (together with any related interest, penalties or additions to tax, "Transfer and Gains Taxes"). To the extent applicable, Acquiror shall pay all Transfer and Gains Taxes.

        (e)   Prior to Closing, the Company shall use its reasonable good faith efforts to obtain a private letter ruling from the IRS (the "Private Letter Ruling") with respect to the matters set forth on Schedule 6.4(e) to the Company Disclosure Schedule and such Private Letter Ruling shall be reasonably acceptable in form and substance to Acquiror.

        Section 6.5    Public Announcements.    Each party will consult with each other party before issuing, and provide each other the opportunity to review and comment upon, any press release or other written public statements, including, without limitation, any press release or other written public statement that addresses in any manner the transactions contemplated by this Agreement, and shall not issue any such press release or make any such written public statement prior to such consultation, except as may be required by applicable Law, court process or by obligations pursuant to any listing agreement with any national securities exchange. The parties agree that the initial press release to be issued with respect to the transactions contemplated by this Agreement will be in the form agreed to by the parties prior to the execution of this Agreement.

        Section 6.6    Benefit Plans and Other Employee Arrangements.

        (a)    Employees.    The Company shall terminate the employment of each employee of the Company and each Company Subsidiary immediately prior to the Effective Time. Subject to the provisions of this Section 6.6, Acquiror and its Affiliates shall be entitled, but not obligated, to offer employment to any employee of the Company or any Company Subsidiary on such terms and conditions as Acquiror and/or its Affiliate deems appropriate. At least sixty (60) days prior to the Closing Date, representatives of Acquiror and its Affiliates shall be provided with a reasonable opportunity to interview and select the employees of the Company and any Company Subsidiary to whom such offers of employment shall be made. Individuals selected by Surviving Entity or its Affiliates for employment with Surviving Entity or an Affiliate will be provided written offers of employment on an at-will basis as of the Effective Time and upon such other terms and conditions as shall be determined by Acquiror and its Affiliates and the Company agrees that it will reasonably cooperate with Acquiror and its Affiliates in transmitting such offers of employment.

        (b)    Benefit Plans.    On or prior to the Effective Time, the Company shall take such actions as may be necessary or appropriate to terminate all Employee Plans as of the Effective Time, except the Great Lakes REIT Cafeteria Plan, which shall be frozen effective as of the Effective Time subject to payment of any eligible benefit claims and subject to any terminated employee's COBRA (as defined herein) election regarding the medical reimbursement accounts and except for the Company's severance plan, which shall be terminated after payments thereunder are made to eligible employees terminated as contemplated by Section 6.6(a) and subject to Section 3.26. The Surviving Entity or its Affiliates shall be responsible for providing COBRA continuation coverage to all former employees of the Company to the extent required by Law. In the event that such COBRA coverage is not required by Law, the Surviving Entity or its Affiliates and the Company shall use their commercially reasonable best efforts to obtain group health insurance contracts covering such former employees for such periods and on such terms as the Company is obligated to provide coverage to such employees under the written employment agreements as set forth on Schedule 3.11(h) to the Company Disclosure Schedule (the "Key Employees") and to other former employees under the provisions of COBRA, without regard to whether such COBRA coverage is required by Law. In the event that such continuation coverage is provided, regardless of whether required by Law, such coverage shall be at no cost to such Key Employee for a period of 12 months following the date such coverage is effective with respect to such Key Employee, to the extent provided in the Key Employee's written agreement set forth on Schedule 3.11 to the Company Disclosure Schedule. In the event that such coverage is not required by Law and neither Acquiror, nor any of its Affiliates or the Surviving Entity is able to procure such coverage in accordance with this Section, Acquiror shall pay, in lieu thereof, to each Key Employee a lump sum payment in an amount equal to the cost of obtaining individual and family coverage, as applicable, that is substantially equivalent to such Key Employee's existing health benefits as determined as of the Effective Time through a solvent and nationally reputable health insurer willing to provide such coverage selected by Acquiror and reasonably acceptable to the Company. Each former employee of the Company who is hired by the Surviving Entity or an Affiliate as an employee, shall be eligible for coverage for health insurance benefits under the hiring entity's plan. "COBRA" means the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, as codified in Section 601 et seq. of ERISA.

        (c)    Payments.    The compensation, benefits, payments, accelerations, share options and share appreciation rights of the officers and trustees of the Company shall be satisfied at the Effective Time or as otherwise set forth in this Agreement.

        (d)    Release Agreements.    Each person listed on Schedule 6.6(d) to the Company Disclosure Schedule has executed an agreement and release in the form attached to Schedule 6.6(d) to the Company Disclosure Schedule (each a "Release Agreement") a true and correct copy of which has been provided to Acquiror. The Company agrees to not modify any Release Agreement without the prior written consent of Acquiror.

        (e)    Company Loans.    At or prior to the Effective Time, the Company and the Company Subsidiaries shall use their reasonable best efforts to cause all loans made to any employee, officer, trustee or director by the Company or any Company Subsidiary, including, but not limited to any loans made under the Company's Limited Purpose Employee Loan Program, to be repaid in full; provided, however, all loans made to Richard May, Richard Rasley, Eric Niederman and Raymond Braun shall be repaid in full at or prior to the Effective Time. The repayment of any such loan may be made through the surrender to the Company prior to the Effective Time of certificates representing Company Common Shares with a value sufficient to satisfy any outstanding loan balance. At or prior to the

Effective Time, the Company shall cause to be transferred to it each share certificate securing a then outstanding loan under the Company's Limited Purpose Employee Loan Program.

        (f)    Flexible Benefit Plan.    At the Effective Time, the Company shall provide Acquiror and Acquisition Sub with a schedule of elections, amounts contributed and account balances, reimbursements paid and pending but unpaid claims for all of the Company's current or former employees under the Company's flexible spending plan.

        (g)    Severance Policies.    Prior to the Effective Time, the Company shall amend its severance plans or policies to the extent necessary to clarify that no severance payments are required to be paid to the Company's employees that are offered employment by the Surviving Entity or its Affiliates, provided such offers of employment contain no diminution in such employee's base salary or require the employee to perform his or her duties at a location that is more than 25 miles from the employee's location of employment by the Company.

        (h)    2003 Incentive Bonus Program Payments.    Prior to the Effective Time, the Company shall pay any unpaid incentive bonuses due for 2003.

        (i)    Termination of DRIP.    The Company shall terminate the Company's Dividend Reinvestment and Share Purchase Plan (the "DRIP") prior to the Effective Time and ensure that no purchase or other rights under the DRIP enable the purchaser or holder of such rights to acquire any interest in the Surviving Entity, Acquiror or any of its Subsidiaries, including Acquisition Sub, as a result of such purchase or the exercise of such rights at or after the Effective Time.

        Section 6.7    Indemnification.

        (a)   From and after the Effective Time, Acquiror and Acquisition Sub (collectively, the "Indemnifying Parties") shall provide exculpation and indemnification for each Person who is now or has been at any time prior to the date hereof or who becomes prior to the Effective Time, an officer, trustee or director of the Company or any Company Subsidiary (the "Indemnified Parties") that is the same as the exculpation and indemnification provided to the Indemnified Parties by the Company and the Company Subsidiaries immediately prior to the Effective Time in the Company Declaration of Trust, the Company Bylaws, the Company Subsidiary Organizational Documents or in any similar organizational document as in effect on the date hereof, and Acquiror and Acquisition Sub shall assume and agree to perform the indemnification agreements with the Company's trustees and officers in effect on the date hereof in the same manner and to the same extent the Company would be required to perform if the Merger had not taken place.

        (b)   At or prior to the Effective Time, the Company may purchase a six-year pre-paid, noncancellable trustees' and officers' liability insurance policy from an insurer reasonably acceptable to the Company covering acts or omissions occurring prior to the Effective Time with respect to those Persons who are currently covered by the Company's trustees' and officers' liability insurance policy on terms with respect to such coverage and in an amount no less favorable to the Company's trustees and officers currently covered by such insurance than those of such policy in effect on the date hereof; provided, however, that in no event shall the total premium on any such policy exceed $1,030,000.

        (c)   This Section 6.7 is intended for the irrevocable benefit of, and to grant third-party rights to, the Indemnified Parties, the Indemnifying Parties and their successors, assigns and heirs and shall be binding on all successors and assigns of Acquiror and Acquisition Sub. Each of the Indemnified Parties and the Indemnifying Parties shall be entitled to enforce the covenants contained in this Section 6.7 and Acquiror and Acquisition Sub acknowledge and agree that each Indemnified Party would suffer irreparable harm and that no adequate remedy at law exists for a breach of such covenants and such Indemnified Party or such Indemnifying Party shall be entitled to injunctive relief and specific performance in the event of any breach of any provision in this Section 6.7.

        (d)   If Acquiror or Acquisition Sub or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving company or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in each such case the successors and assigns of such entity shall assume the obligations set forth in this Section 6.7, which obligations are expressly intended to be for the irrevocable benefit of, and shall be enforceable by, each of the Indemnified Parties covered hereby.

        Section 6.8    Resignations.    On the Closing Date, the Company shall cause the trustees or directors, as the case may be, and officers of the Company and each of the Company Subsidiaries to submit their resignations from such positions, effective as of the Effective Time.

        Section 6.9    Expenses.    All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby will be paid by the party incurring such expenses.

        Section 6.10    Sale of Certain Properties.

        (a)   Prior to the Effective Time, the Company may sell those real properties listed on Schedule 6.10(a) to the Company Disclosure Schedule (the "Sale Assets") to the extent the Net Proceeds from the consummation of such Sale Asset transaction exceeds the Release Price set forth on Schedule 2.2 to the Company Disclosure Schedule pursuant to the sale agreements listed on Schedule 6.10(a) to the Company Disclosure Schedule (the "Sale Agreements"). Acquiror shall have the right to review all amendments to the Sale Agreements a reasonable time prior to execution and Acquiror shall have the right prior to execution to approve the terms of any amendments to the Sale Agreement in the event the terms of the proposed amendments differ, in a manner materially adverse to the Company, from the related terms included in such Sale Agreement; provided further that such approval shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, in no event shall any amendment to the Sale Agreement relating to the Company's medical office building portfolio obligate the Company to pay any debt assumption, prepayment penalties or yield maintenance payments or other amounts relating to the Indebtedness on such portfolio.

        (b)   Prior to the Effective Time, the Company may sell one or more of the Company Properties listed on Schedule 6.10(b) to the Company Disclosure Schedule (the "Potential Sale Assets") to the extent the Net Proceeds from the consummation of such Potential Sale Asset transaction exceeds the Release Price for such Potential Sale Asset set forth on Schedule 2.2 to the Company Disclosure Schedule. Acquiror shall have the right prior to execution to review the terms of, and documentation related to, the sale of any of the Potential Sale Assets; provided, however, that Acquiror shall have the right prior to execution to approve the terms of any Potential Sale Asset transaction in the event the terms of the proposed transaction differ, in a manner materially adverse to the Company, from the related terms included in the form contract attached to Schedule 6.10(b) to the Company Disclosure Schedule; provided further that such approval shall not be unreasonably withheld or delayed.

        Section 6.11    Lender Consents and Specified Modifications.    Prior to the Effective Time, the Company shall obtain the consent of each of the lenders (the "Lenders") set forth on Schedule 6.11 to the Company Disclosure Schedule, providing for the specific consent and modifications to the Company's existing Indebtedness specified on such Schedule 6.11 (the "Specified Modifications"). The cost to the Company of all Specified Modifications, including, but not limited to assumption or consent fees, shall not exceed in the aggregate the amount specified on Schedule 6.11. Acquiror is authorized to send a request to each Lender for the Specific Modifications and for such estoppels and such other modifications to, or restructurings of, the Company's existing Indebtedness as may be desired by Acquiror and to negotiate the terms of such consents, estoppels, modifications or restructurings with each Lender. Acquiror shall keep the Company reasonably informed as to the status of such negotiations.

        Section 6.12    Monthly Financial Statements.    From and after the date hereof, the Company shall deliver to Acquiror within 15 days after the last day of each month the monthly financial statements consisting of a balance sheet, statements of cash flow and statements of income as of the last day of each month and for such month prepared in accordance with accounting practices applied in the Company's audited financial statements for the year ended December 31, 2002 consistently applied, provided that Acquiror shall have 20 days after the last day of each month to deliver such statements of cash flow. Additionally, from and after the date hereof, the Company shall deliver to Acquiror within 15 days after the last day of each month such reports, which are prepared by the Company in the ordinary course of business, as Acquiror may request from time to time, including reports showing new leases, proposals, showings, subleases, move outs and shadow space.

        Section 6.13    Entity Dissolution.    Prior to the Closing Date, the Company shall dissolve GLR No. 4.

        Section 6.14    9 3/4% Company Preferred Shares.    The Company shall issue notice to the holders of the 9 3/4% Company Preferred Shares in accordance with the Articles Supplementary for redemption of such shares at least 31 days prior to the Closing Date. The Company shall cause the consummation of the redemption of the 9 3/4% Company Preferred Shares to occur prior to the Effective Time.

        Section 6.15    Unitholder Agreements.    The Company shall take all action necessary to consummate the transactions contemplated by Section 2.5 subsequent to the sale of OP Units to New TRS and prior to the Effective Time.

        Section 6.16    Subscription Agreement.    The parties shall take, or cause their respective Affiliates to take, all actions necessary to consummate the transactions contemplated by the Subscription Agreement prior to the Effective Time.

ARTICLE VII
CONDITIONS

        Section 7.1    Conditions to Each Party's Obligation to Effect the Merger.    The respective obligations of each party to effect the Merger is subject to the satisfaction on or prior to the Closing Date of the following conditions, except, to the extent permitted by applicable Law, that such conditions may be waived in writing pursuant to Section 9.11 by the joint action of the parties hereto:

        (a)   Company Shareholders' Approval.    The Company Shareholder's Approval shall have been obtained.

        (b)   No Injunctions or Restraints.    No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger shall be in effect; provided, however, that the party invoking this condition shall use its reasonable best efforts to have any such order, injunction or restraint vacated.

        Section 7.2    Conditions to Obligations of Acquiror and Acquisition Sub.    The obligations of Acquiror and Acquisition Sub to effect the Merger and to consummate the other transactions contemplated to occur on the Closing Date are further subject to the following conditions, any one or more of which may be waived in writing pursuant to Section 9.11 by Acquiror and Acquisition Sub:

        (a)   Representations and Warranties.    Each of the representations and warranties of the Company and the Company Partnership set forth in this Agreement, disregarding all qualifications and exceptions contained therein relating to materiality or Company Material Adverse Effect, shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except to the extent that such representations and warranties are expressly limited by their terms to another date, in which case such representations and warranties shall be true and correct as of such other date), except where the failure of such representations and warranties to be true and correct would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect; and Acquiror shall have received a certificate (which certificate may be qualified by Knowledge to the same extent as the representations and warranties of the Company and the Company Partnership contained herein are so qualified) signed on behalf of the Company by the chief executive officer or the chief financial officer of the Company, in such capacity, to such effect.

        (b)   Performance of Obligations of the Company and the Company Partnership.    The Company and the Company Partnership shall have performed in all material respects all covenants and obligations required to be performed by them under this Agreement at or prior to the Effective Time, and Acquiror shall have received a certificate signed on behalf of the Company by the chief executive officer or the chief operating officer of the Company, in such capacity, to such effect.

        (c)   Material Adverse Effect.    Since the date of this Agreement, there shall have been no Company Material Adverse Effect and Acquiror shall have received a certificate of the chief executive officer or chief operating officer of the Company, in such capacity, certifying to such effect.

        (d)   Opinions.

          (i)    Acquiror shall have received an opinion of Jones Day in form and substance reasonably satisfactory to Acquiror (based upon customary representations, assumptions and limitations for opinions of this type, including those contained in certificates of the parties or others), dated as of the Closing Date, to the effect that (i) for all taxable years commencing with its taxable year ended December 31, 1993, the Company was organized and has operated in conformity with the requirements for qualification and taxation as a REIT under the Code and (ii) for all taxable years commencing with its taxable year ended December 31, 1996, the Company Partnership has been properly classified as a partnership (and not as a publicly traded partnership within the meaning of Section 7704 of the Code) for federal income tax purposes.

          (ii)   Acquiror shall have received an opinion of Venable LLP, dated as of the Closing Date, reasonably satisfactory to Acquiror, that the redemption of the 9 3/4% Company Preferred Shares has been duly consummated in accordance with Maryland law. In addition to the customary exceptions, qualifications, assumptions and limitations for opinions of this type, Venable LLP, in rendering its opinion, may assume (i) that the redemption price for said shares and all accrued and unpaid dividends thereon have been paid in full or have been set aside by the Company in trust for the benefit of the holders of such Preferred Shares, and (ii) that the redemption price for the 9 3/4% Company Preferred Shares (other than the portion thereof consisting of accrued and unpaid dividends) has been paid solely out of the sale proceeds of Company equity securities sold to Acquiror or an Affiliate of Acquiror pursuant to the Subscription Agreement.

        (e)   Consents.

          (i)    The consents and waivers set forth on Schedule 7.2(e)(i) to the Company Disclosure Schedule from third parties necessary in connection with the consummation of the transactions contemplated by this Agreement shall have been obtained, other than such consents and waivers from third parties, which, if not obtained, would not result, individually or in the aggregate, in an Acquiror Material Adverse Effect or a Company Material Adverse Effect.

          (ii)   The Specified Modifications contemplated by Schedule 6.11 to the Company Disclosure Schedule shall have been obtained.

        (f)    Unitholder Agreements.    The transactions contemplated by the Unitholder Agreements shall have been consummated.

        (g)   Private Letter Ruling.    The Company shall have obtained the Private Letter Ruling.

        (h)   Redemption.    The redemption of the 9 3/4% Company Preferred Shares shall have been consummated in accordance with the terms of the Articles Supplementary setting forth the terms of the 9 3/4% Company Preferred Shares and immediately prior to such redemption, the transactions contemplated by the Subscription Agreement shall have been consummated.

        (i)    Release Agreements.    Each Release Agreement shall be in full force and effect.

        Section 7.3    Conditions to Obligations of the Company and the Company Partnership.    The obligations of the Company and the Company Partnership to effect the Merger and to consummate the other transactions contemplated to occur on the Closing Date is further subject to the following conditions, any one or more of which may be waived in writing pursuant to Section 9.11 by the Company:

        (a)    Representations and Warranties.    Each of the representations and warranties of Acquiror and Acquisition Sub set forth in this Agreement, disregarding all qualifications and exceptions contained therein relating to materiality or Acquiror Material Adverse Effect, shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except to the extent that such representations and warranties are expressly limited by their terms to another date, in which case such representations and warranties shall be true and correct as of such other date), except where the failure of such representations and warranties to be true and correct would not, individually or in the aggregate, reasonably be expected to have an Acquiror Material Adverse Effect; and the Company shall have received a certificate (which certificate may be qualified by knowledge to the same extent as the representations and warranties of Acquiror and Acquisition Sub contained herein are so qualified) signed on behalf of Acquiror by a duly authorized executive officer of Acquiror, in such capacity, to such effect.

        (b)    Performance of Obligations of Acquiror and Acquisition Sub.    Acquiror and Acquisition Sub shall have performed in all material respects all covenants and obligations required to be performed by it under this Agreement at or prior to the Effective Time, and the Company shall have received a certificate of Acquiror signed on behalf of Acquiror by a duly authorized executive officer of Acquiror, in such capacity, to such effect.

        (c)    Private Letter Ruling.    The Company shall have obtained, and delivered to Acquiror, the Private Letter Ruling.

ARTICLE VIII
TERMINATION, AMENDMENT AND WAIVER

        Section 8.1    Termination.    This Agreement may be terminated at any time prior to the Effective Time, whether before or after the Company Shareholders' Approval is obtained:

        (a)   by mutual written consent duly authorized by both the Board of Trustees of the Company and the managers of Acquiror;

        (b)   by Acquiror, upon a breach of or failure to perform any representation, warranty, covenant, obligation or agreement on the part of the Company set forth in this Agreement, or if any representation or warranty of the Company set forth in this Agreement shall become untrue, in any case such that the conditions set forth in Section 7.2(a) or Section 7.2(b), as the case may be, would be incapable of being satisfied by August 31, 2004 (the "End Date");

        (c)   by the Company, upon a breach of or failure to perform any representation, warranty, covenant, obligation or agreement on the part of Acquiror or Acquisition Sub set forth in this Agreement, or if any representation or warranty of Acquiror or Acquisition Sub set forth in this Agreement shall become untrue, in any case such that the conditions set forth in Section 7.3(a) or Section 7.3(b), as the case may be, would be incapable of being satisfied by the End Date;

        (d)   by either Acquiror or the Company, if any judgment, injunction, order, decree or action by any Governmental Authority of competent authority preventing the consummation of either the Merger or the Unitholder Agreements shall have become final and non-appealable;

        (e)   by either Acquiror or the Company, if the Merger shall not have been consummated before the End Date; provided, however, that in the case of termination pursuant to this Section 8.1(e), the terminating party shall not have breached in any material respect its obligations under this Agreement in any manner that shall have proximately contributed to the occurrence of the failure referred to in this Section;

        (f)    by either Acquiror or the Company, if, upon a vote at a duly held Company Shareholder Meeting or any adjournment thereof, the Company Shareholders' Approval shall not have been obtained as contemplated by Section 6.2;

        (g)   by Acquiror or the Company, if the Specified Modifications shall not have been obtained by August 26, 2004;

        (h)   by Acquiror or the Company, if the Private Letter Ruling shall not have been obtained by August 26, 2004;

        (i)    by the Company, if prior to the Company Shareholder Meeting, the Board of Trustees of the Company shall have withdrawn or modified its approval or recommendation of the Merger or this Agreement in connection with, or approved or recommended, a Superior Acquisition Proposal;

        (j)    by Acquiror, if (i) prior to the Company Shareholder Meeting, the Board of Trustees of the Company shall have withdrawn or modified in any manner adverse to Acquiror its approval or recommendation of the Merger or this Agreement in connection with, or approved or recommended, any Superior Acquisition Proposal, or (ii) the Company shall have entered into a definitive agreement with respect to any Acquisition Proposal other than this Agreement and the transactions contemplated hereby; and

        (k)   by Acquiror, if any judgment, injunction, order, decree or action by any Governmental Authority of competent authority shall prevent the consummation of the redemption of the 9 3/4% Company Preferred Shares by August 26, 2004 (provided Acquiror is not then in default of its obligation to purchase Company New Preferred Shares pursuant to the Subscription Agreement).

        Section 8.2    Certain Fees and Expenses.

        (a)   If this Agreement is terminated (i) pursuant to Section 8.1(i) or 8.1(j), then the Company will pay Acquiror (provided the Company was not entitled to terminate this Agreement pursuant to Section 8.1(c) at the time of such termination) a fee equal to the Break-Up Fee (as defined herein), or (ii) pursuant to Section 8.1(b), 8.1(f), 8.1(h) or 8.1(k), then the Company will pay Acquiror (provided the Company was not entitled to terminate this Agreement pursuant to Section 8.1(c) at the time of such termination) an amount equal to the Expense Fee (as defined herein). If this Agreement is terminated pursuant to Section 8.1(c), then Acquiror will pay the Company (provided Acquiror was not entitled to terminate this Agreement pursuant to Section 8.1(b) at the time of such termination), an amount equal to the Expense Fee. If this Agreement is terminated pursuant to Section 8.1(g), then the Company will pay Acquiror (provided the Company was not entitled to terminate this Agreement pursuant to Section 8.1(c) at the time of such termination) an amount equal to $500,000. If the Merger is not consummated (other than due to the termination of this Agreement pursuant to Section 8.1(a), 8.1(d) or 8.1(e)), and at the time of the termination of this Agreement (x) an Acquisition Proposal has been received by the Company and (y) either prior to the termination of this Agreement or within 12 months thereafter the Company or any Company Subsidiary enters into any written agreement with respect to such Acquisition Proposal that is subsequently consummated (whether or not such Acquisition Proposal is the same Acquisition Proposal that had been received at the time of the termination of this Agreement), then the Company shall pay the Break-Up Fee to Acquiror.

        (b)   The payment of the Break-Up Fee shall be compensation and liquidated damages for the loss suffered by Acquiror as a result of the failure of the Merger to be consummated and to avoid the difficulty of determining damages under the circumstances and neither party shall have any other liability to the other after the payment of the Break-Up Fee. The Break-Up Fee shall be paid by the Company to Acquiror, or the Expense Fee shall be paid by Company to Acquiror or Acquiror to the Company (as applicable), in immediately available funds within 15 days after the date of the event giving rise to the obligation to make such payment occurred.

        (c)   As used in this Agreement, "Break-Up Fee" shall be an amount equal to $6.5 million. The "Expense Fee" payable to Acquiror or Company, as the case may be (the "Recipient"), shall be an amount equal to the Recipient's reasonably documented out-of-pocket expenses incurred in connection with this Agreement and the transactions contemplated hereby (including, without limitation, all attorneys', accountants' and investment bankers' fees and expenses) irrespective of the date of incurrence of such fees, which amount shall not be greater than $1.0 million.

        Section 8.3    Effect of Termination.    In the event of termination of this Agreement by either Company or Acquiror as provided in Section 8.1, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of Acquiror or the Company, other than as expressly provided in Section 8.2, this Section 8.3 or Article IX; provided, however, that (a) if this Agreement is terminated by Acquiror pursuant to Section 8.1(b), the Company shall not be entitled to any of the benefits of Section 8.2 and (b) if this Agreement is terminated by the Company pursuant to Section 8.1(c), Acquiror shall not be entitled to any of the benefits of Section 8.2.

ARTICLE IX
GENERAL PROVISIONS

        Section 9.1    Non-Survival of Representations, Warranties, Covenants and Agreements.    None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive (a) in the case of representations and warranties made by either of the Company or the Company Partnership, the acceptance for payment of the Merger Consideration with respect to Company Common Shares pursuant to the Merger or (b) in the case of representations and warranties made by any of Acquiror or Acquisition Sub, the Effective Time. This Section 9.1 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time.

        Section 9.2    Notices.    All notices and other communications hereunder shall be in writing and shall be deemed given if (a) delivered personally, (b) sent by overnight courier service (receipt confirmed in writing), (c) delivered by facsimile transmission (with receipt confirmed) or (d) five days after being mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

          If to Acquiror or Acquisition Sub, to:

Aslan Realty Partners II, L.P. c/o Transwestern Investment Company 150 N. Wacker Drive, Suite 800 Chicago, IL 60606
Attention:	Erwin K. Aulis, Scott Drane and J. Matthew Haley Telephone: (312) 499-1900 Telecopy: (312) 499-1907

            with a copy to:

Piper Rudnick LLP 203 N. LaSalle Street, Suite 1800 Chicago, IL 60601
Attention:	Kelly L. Stonebraker Telephone: (312) 368-3456 Telecopy: (312) 236-7516

          If to the Company or the Company Partnership, to:

Great Lakes REIT 823 Commerce Drive, Suite 300 Oak Brook, Illinois 60523
Attention:	Chief Executive Officer Telephone: (630) 368-2900 Telecopy: (630) 368-2929

            with a copy to:

Jones Day 77 W. Wacker Chicago, Illinois 60601
Attention:	Timothy J. Melton Telephone: (312) 782-3939 Telecopy: (312) 782-8585

        Section 9.3    Entire Agreement.    This Agreement (including the documents and instruments referred to herein) (a) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof other than the Confidentiality Agreement, the Unitholder Agreements and the Subscription Agreement and (b) may not be assigned by operation of law or otherwise.

        Section 9.4    Governing Law.    THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MARYLAND, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICT OF LAWS THEREOF.

        Section 9.5    Interpretation.    When a reference is made in this Agreement to Sections or Exhibits, such reference shall be to a Section or Exhibit of this Agreement, respectively, unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words, "include," "includes," or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

        Section 9.6    Counterparts; Effect.    This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

        Section 9.7    Parties in Interest.    This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and, except for (a) rights of Indemnified Parties as set forth in Section 6.7 and (b) as set forth in Section 6.6, nothing in this Agreement, express or implied, is intended to confer upon any Persons, any rights or remedies of any nature whatsoever under or by reason of this Agreement.

        Section 9.8    Waiver of Jury Trial and Certain Damages.    Each party to this Agreement waives, to the fullest extent permitted by applicable Law, (a) any right it may have to a trial by jury in respect of any action, suit or proceeding arising out of or relating to this Agreement and (b) without limitation to Section 8.2, any right it may have to receive damages from any other party based on any theory of liability for any special indirect, consequential (including lost profits) or punitive damages.

        Section 9.9    Enforcement.    The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any federal court located in Maryland or in any state court located in Maryland this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself (without making such submission exclusive) to the personal jurisdiction of any federal court located in Maryland or any state court located in Maryland in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement and (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court.

        Section 9.10    Amendment.    This Agreement may be amended by the parties hereto by written agreement executed and delivered by duly authorized officers of the respective parties, at any time before or after the Company Shareholders' Approval has been obtained and prior to the Effective Time, but after such shareholder approval, no such amendment may (a) alter or change the rights or any of the proceedings for the treatment of shares under Article II or (b) alter or change any of the terms and conditions of this Agreement if any of the alterations or changes, alone or in the aggregate, would materially and adversely affect the rights of holders of Company Common Shares, except for alterations or changes that could otherwise be adopted by the Board of Trustees of the Company without the further approval of such shareholders.

        Section 9.11    Waiver.    At any time prior to the Effective Time, the parties hereto may (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions contained herein, to the extent permitted by applicable Law. Any agreement on the part of a party hereto to any such extension or waiver will be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights hereunder or otherwise shall not constitute a waiver of such rights.

        Section 9.12    No Remedy in Certain Circumstances.    Each party agrees that, should any court or other competent authority hold any provision of this Agreement to be null, void or unenforceable, or order any party to take any action inconsistent herewith or not to take an action consistent herewith or required hereby, the validity, legality and enforceability of the remaining provisions and obligations contained or set forth herein shall not in any way be affected or impaired thereby, unless the foregoing inconsistent action or the failure to take an action constitutes a material breach of this Agreement or makes this Agreement impossible to perform, in which case this Agreement shall be terminated pursuant to Article VIII hereof. Except as otherwise contemplated by this Agreement, to the extent that a party hereto took any action inconsistent herewith or failed to take action consistent herewith or required hereby pursuant to an order or judgment of a court or other competent authority, such party shall not incur any liability or obligation unless such party breached its obligations under Section 6.3 or did not in good faith seek to resist or object to the imposition or entering of such order or judgment.

        Section 9.13    Exculpation.    This Agreement shall not impose any personal liability on any shareholder, trustee, trust manager, officer, employee or agent of Acquiror or the Company, and all Persons shall look solely to the property of Acquiror or the Company for the payment of any claim hereunder or for the performance of this Agreement.

        Section 9.14    Joint and Several Obligations.    In each case where both the Company and the Company Partnership, on the one hand, or Acquiror and Acquisition Sub, on the other hand, are obligated to perform the same obligation hereunder, such obligation shall be joint and several.

        Section 9.15    Further Assurances.    Each party will execute such further documents and instruments and take such further actions as may reasonably be requested by any other party in order to consummate the Merger in accordance with the terms hereof.

        Section 9.16    Assignment.    Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned or delegated, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

[signature page follows]

        IN WITNESS WHEREOF, Acquiror, Acquisition Sub, the Company and the Company Partnership have caused this Agreement to be signed by their respective managers or officers (or general partner) thereunto duly authorized as of the date first written above.

ASLAN REALTY PARTNERS II, L.P., an Illinois limited partnership
By:	Aslan GP II, L.L.C., its general partner
By:	/s/ ERWIN K. AULIS Name: Erwin K. Aulis Title: Managing Director
TRANSWESTERN SUPERIOR ACQUISITION, L.L.C., a Maryland limited liability company
By:	/s/ ERWIN K. AULIS Name: Erwin K. Aulis Title: Managing Director
GREAT LAKES REIT, a Maryland real estate investment trust
By:	/s/ RICHARD A. MAY Name: Richard A. May Title: Chairman and Chief Executive Officer
GREAT LAKES REIT, L.P., a Delaware limited partnership
By:	Great Lakes REIT, its general partner
By:	/s/ RICHARD A. MAY Name: Richard A. May Title: Chairman and Chief Executive Officer

EXHIBIT A

FORM OF UNITHOLDER AGREEMENT
NOTICE OF REDEMPTION

        Reference is made to the Amended and Restated Agreement of Limited Partnership of Great Lakes REIT, L.P. dated December 19, 1996, as amended (the "Partnership Agreement"), among Great Lakes REIT, as General Partner (the "Company"), the undersigned, as Limited Partner, and the other limited partners party thereto. Capitalized terms not defined herein have the meanings assigned to them in the Partnership Agreement.

        The undersigned Limited Partner hereby irrevocably exercises the undersigned's Redemption Right with respect to                        Partnership Units in the Partnership in accordance with the terms and conditions of the Partnership Agreement and this Notice of Redemption; (ii) surrenders such Partnership Units and all right, title and interest therein; (iii) directs that any notices to the undersigned, including without limitation, notice of the exercise by the Company (or its successors) of its right to purchase all or any part of the undersigned's Partnership Units on the terms set forth in the Partnership Agreement and this Notice of Redemption, be sent to the address specified below; and (iv) directs that the Cash Amount or Company Shares Amount deliverable upon exercise of the Redemption Right be delivered to the address specified below, and if Company Shares are to be delivered, such Company Shares be registered or placed in the name(s) and at the address(es) specified below.

        For purposes of this Notice of Redemption, the Specified Redemption Date shall mean the date immediately preceding the Effective Time as defined in the Agreement and Plan of Merger by and among the Company, the Partnership, Aslan Realty Partners II, L.P. and Transwestern Superior Acquisition, L.L.C., dated January 21, 2004 (the "Merger Agreement"). This Notice of Redemption shall be deemed delivered to the Partnership and the Company on the tenth (10th) day prior to the date immediately preceding the Effective Time. The undersigned hereby acknowledges and agrees that (i) the purchase pursuant to this notice of redemption shall occur automatically without need for any additional action by the undersigned, (ii) the Company is obligated to deliver the Company Shares Amount and not the Cash Amount under the Merger Agreement and (iii) that the Company Shares Amount will be converted, without the consent of the undersigned, into the Merger Consideration as defined in the Merger Agreement upon the consummation of the merger of the Company with and into Transwestern Superior Acquisition L.L.C.

        The Company is authorized and directed, at the Specified Redemption Date, to take all necessary action to: (i) cause the Partnership Units to be redeemed as contemplated by this Notice of Redemption and to cause the redemption of such Partnership Units to be recorded on the books of the Partnership, (ii) effect such redemption against payment of the Cash Amount or Company Shares Amount and give receipt for such redemption and (iii) pay such expenses, including transfer taxes, as the Company may be instructed to pay by the undersigned.

        The undersigned hereby agrees that this Notice of Redemption and the Company's authority hereunder are irrevocable and are not subject to termination by the undersigned or by operation of law, whether by the dissolution or liquidation of any corporation or other entity or the occurrence of any other event. If any event referred to in the preceding sentence should occur prior to the delivery of the Cash Amount or Company Shares Amount deliverable upon exercise of the Redemption Right, any action taken by the Company pursuant to this Notice of Redemption shall be as valid as if such event had not occurred, whether or not the Company shall have received notice of such event.

        The undersigned hereby acknowledges that exercise of the Redemption Right is subject to certain restrictions and limitations set forth in the Partnership Agreement. The undersigned hereby represents,

A-A-1

warrants, and certifies that the undersigned (a) has unencumbered title to such Partnership Units, free and clear of the rights or interests of any other person or entity; (b) has the full right, power, and authority to redeem and surrender such Partnership Units as provided herein; and (c) has obtained the consent or approval of all Persons or entities, if any, having the right to consent to or approve such redemption and surrender. The undersigned further certifies, under penalties of perjury, that (1) the number shown on this form is the correct taxpayer identification number of the undersigned; and (2) the undersigned is not subject to backup withholding (cross out item (2) if you are subject to backup withholding). The foregoing representations, warranties, statements and agreements are made for the benefit of, and may be relied upon by, the Company and the Partnership and the representatives, agents and counsel of each of the foregoing.

        This Notice of Redemption shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to principles of conflicts of laws.

[The remainder of this page is intentionally left blank.]

A-A-2

Signature Page:

Dated:

Name of Limited Partner:	Please Print

(Signature of Limited Partner)
(Street Address)
(City)(State)(Zip Code)

(Taxpayer Identification Number)
If Shares are to be issued, issue in the following name(s):

Name:
(If the Shares are to be issued in a name different than the name of the Limited Partner listed above, please provide below the mailing address and taxpayer identification number of the Person in whose name the Shares should be issued):

A-A-3

 ANNEX B

January 21, 2004

Board of Trustees
Great Lakes REIT
823 Commerce Drive
Suite 300
Oak Brook, IL 60523

Ladies and Gentlemen:

        We understand that Great Lakes REIT ("Great Lakes" or the "Company") plans to enter into an agreement and plan of merger (the "Merger Agreement") with Transwestern Superior Acquisition L.L.C. (the "Acquisition Sub"), an affiliate of Aslan Realty Partners II, L.P. We further understand that pursuant to the Merger Agreement, each issued and outstanding share of the Company's common shares of beneficial interest (the "Company Common Shares") will be converted into the right to receive $14.98 in cash (the "Merger Consideration"), subject to adjustments summarized below and detailed in the Merger Agreement. The Merger Agreement also contemplates, among other things, that: (i) the Company shall be merged with and into the Acquisition Sub (the "Merger"), and (ii) the Company Common Shares shall cease to exist and accordingly the current holders of the Company Common Shares shall no longer retain an interest in the Company.

        Regarding the aforementioned adjustments to the Merger Consideration, we understand that the Merger Agreement provides that the Merger Consideration be increased if prior to the consummation of the Merger the Company sells certain assets for amounts greater than the price provided for those assets in the Merger Agreement (the "Release Prices"). In such an event, the Merger Consideration shall be increased by an amount equal to the aggregate excess of the net proceeds from the consummation of the sale of any of such assets over the Release Prices, divided by the aggregate number of Company Common Shares issued and outstanding.

        The Merger and the exchange of the Merger Consideration for the Company Common Shares are collectively referred to herein as the "Transaction."

        You have requested our opinion (the "Opinion") as to the matters set forth below. The Opinion does not address the Company's underlying business decision to effect the Transaction. We have not been requested to, and did not, solicit third party indications of interest in acquiring all or any part of the Company or any of its assets.

        In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

  1.
  reviewed the Company's annual reports to shareholders on Form 10-K for the fiscal years ended December 31, 2002 and 2001, and quarterly reports on Form 10-Q for the first, second and third quarters ended March 31, 2003, June 30, 2003 and September 30, 2003 including

B-1

    Company-prepared interim financial statements for the period ended December 31, 2003 which the Company's management has identified as being the most current financial statements available;

  2.
  reviewed the Agreement and Plan of Merger draft dated 1/21/04;

  3.
  met with certain members of the senior management of the Company to discuss the operations, financial condition, future prospects and projected operations and performance of the Company,

  4.
  had discussions with representatives of the Company's real property broker, Cushman & Wakefield of Illinois, Inc. to discuss certain matters;

  5.
  visited certain facilities and business offices of the Company;

  6.
  reviewed forecasts and projections prepared by the Company's management with respect to the Company for the years ended December 31, 2004 through 2008;

  7.
  reviewed Company prepared debt schedules as of December 31, 2003 and March 31, 2004;

  8.
  reviewed Company prepared transaction consideration schedules as of March 31, 2004;

  9.
  reviewed the historical market prices and trading volume for the Company's publicly traded securities;

  10.
  reviewed certain other publicly available financial data for certain companies that we deem comparable to the Company, and publicly available prices and premiums paid in other transactions that we considered similar to the Transaction; and

  11.
  conducted such other studies, analyses and inquiries as we have deemed appropriate.

        We have relied upon and assumed, without independent verification, that the financial forecasts and projections provided to us have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of the Company, and that there has been no material change in the assets, financial condition, business or prospects of the Company since the date of the most recent financial statements made available to us.

        We have not independently verified the accuracy and completeness of the information supplied to us with respect to the Company and do not assume any responsibility with respect to it. We have not made any physical inspection or independent appraisal of any of the properties or assets of the Company. Our opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us at the date of this letter.

        Based upon the foregoing, and in reliance thereon, it is our opinion that the Merger Consideration to be received by the holders of the Company Common Shares in connection with the Transaction is fair to them from a financial point of view.

HOULIHAN LOKEY HOWARD & ZUKIN FINANCIAL ADVISORS, INC.

B-2

Proxy	Proxy

GREAT LAKES REIT
823 Commerce Drive
Suite 300
Oak Brook, Illinois 60523

Special Meeting of Shareholders

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF GREAT LAKES REIT

        The undersigned shareholder of Great Lakes REIT, a Maryland real estate investment trust (the "Company"), hereby appoints each of Richard A. May and Richard L. Rasley, or any one of them, as proxies for the undersigned, each with the power to appoint his substitute, and authorizes each of them to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Company's Special Meeting of Shareholders (the "Special Meeting") to be held on April 22, 2004 at 9:00 a.m., Central Time, at 823 Commerce Drive, Oak Brook, Illinois 60523, and otherwise to represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the Special Meeting, and at any and all adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement accompanying said Notice of Special Meeting of Shareholders and revokes any proxy heretofore given with respect to the Special Meeting. The votes entitled to be cast by the undersigned will be cast in the manner directed on the reverse side. If this proxy is executed but no direction is made, the votes entitled to be cast by the undersigned will be cast "FOR" the merger proposal in item 1 on the reverse side.

GREAT LAKES REIT C/O AMERICAN STOCK TRANSFER AND TRUST COMPANY 6201 15TH AVENUE BROOKLYN, NY 11219	AUTHORIZE YOUR PROXY BY INTERNET—www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

AUTHORIZE YOUR PROXY BY PHONE—1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.
VOTE BY MAIL— Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Great Lakes REIT, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.
TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS

GREAT LAKES REIT

THIS PROXY IS SOLICITED ON BEHALF
OF THE BOARD OF TRUSTEES

1.
APPROVAL OF MERGER:
A proposal to approve the merger of Great Lakes REIT with and into Transwestern Superior Acquisition, L.L.C. and the other transactions contemplated by the Agreement and Plan of Merger, dated as of
January 21, 2004, by and among Great Lakes REIT, Great Lakes REIT, L.P., Aslan Realty Partners II, L.P. and Transwestern Superior Acquisition, L.L.C., all as more fully described in the proxy statement delivered to the undersigned shareholder.	For ☐	Against ☐	Abstain ☐

  Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

2.
In their best discretion, the proxies are authorized to vote, and otherwise represent the undersigned, upon such other matters as may properly come before the Special Meeting or any adjournment or postponement thereof.

Signature (PLEASE SIGN WITHIN BOX)	Signature (JOINT OWNERS)
Date __________	Date __________

QuickLinks

TABLE OF CONTENTS
SUMMARY TERM SHEET
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS
THE SPECIAL MEETING
PROPOSAL TO APPROVE THE MERGER
Potential Sale Properties
MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
OTHER MATTERS FOR ACTION AT THE SPECIAL MEETING
EXPERTS
WHERE YOU CAN FIND MORE INFORMATION
AGREEMENT AND PLAN OF MERGER by and among ASLAN REALTY PARTNERS II, L.P., TRANSWESTERN SUPERIOR ACQUISITION, L.L.C., GREAT LAKES REIT and GREAT LAKES REIT, L.P. dated as of January 21, 2004
TABLE OF CONTENTS
INDEX OF DEFINED TERMS
AGREEMENT AND PLAN OF MERGER
ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE COMPANY PARTNERSHIP
ARTICLE IV REPRESENTATIONS AND WARRANTIES OF ACQUIROR AND ACQUISITION SUB
ARTICLE V CONDUCT OF BUSINESS PENDING THE MERGER
ARTICLE VI ADDITIONAL AGREEMENTS
ARTICLE VII CONDITIONS
ARTICLE VIII TERMINATION, AMENDMENT AND WAIVER
ARTICLE IX GENERAL PROVISIONS
  EXHIBIT A
FORM OF UNITHOLDER AGREEMENT NOTICE OF REDEMPTION
  ANNEX B